UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3373

Westcore Trust

(exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Paul F. Leone, Secretary

Westcore Trust

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end:     December 31

Date of reporting period:  January 1, 2010 - December 31, 2010

Item 1.  Reports to Stockholders.

2010 ANNUAL REPORT

DECEMBER 31, 2010

WESTCORE EQUITY FUNDS

WESTCORE GROWTH FUND

WESTCORE MIDCO GROWTH FUND

WESTCORE SELECT FUND

WESTCORE BLUE CHIP FUND

WESTCORE MID-CAP VALUE FUND

WESTCORE SMALL-CAP OPPORTUNITY FUND

WESTCORE SMALL-CAP VALUE FUND

WESTCORE MICRO-CAP OPPORTUNITY FUND

WESTCORE INTERNATIONAL FRONTIER FUND

WESTCORE BOND FUNDS

WESTCORE FLEXIBLE INCOME FUND

WESTCORE PLUS BOND FUND

WESTCORE COLORADO TAX-EXEMPT FUND

Westcore Funds are managed by Denver Investments

SHAREHOLDER LETTER	1

FUND OVERVIEWS

Westcore Growth Fund	2

Westcore MIDCO Growth Fund	4

Westcore Select Fund	6

Westcore Blue Chip Fund	8

Westcore Mid-Cap Value Fund	10

Westcore Small-Cap Opportunity Fund	12

Westcore Small-Cap Value Fund	14

Westcore Micro-Cap Opportunity Fund	16

Westcore International Frontier Fund	18

Westcore Flexible Income Fund	20

Westcore Plus Bond Fund	22

Westcore Colorado Tax-Exempt Fund	24

FUND EXPENSES	26

IMPORTANT DISCLOSURES	28

TRUSTEES AND OFFICERS	31

FINANCIAL STATEMENTS	35

Statements of Investments	36

Statements of Assets and Liabilities	72

Statements of Operations	74

Statements of Changes in Net Assets	76

Financial Highlights	80

Notes to Financial Statements	90

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	107

SHAREHOLDER TAX INFORMATION	108

OTHER IMPORTANT INFORMATION	109

DEAR FELLOW SHAREHOLDER:

As we look back over the past year, the economy appears to be in better shape today than it was at the beginning of 2010. Consumers are spending more, the stock market is up, and overall, the world economy is growing nicely.

At the same time, there are many serious economic problems that need to be solved. The U.S. Federal, state and local governments have too much debt. More jobs are needed, and housing prices continue to decline. However, it’s difficult to remember a time when there weren’t “serious economic problems.”

We believe economic improvement will continue in 2011 and that it will be another good year for equity funds. Generally, we think it is unlikely that large-cap stocks will lag small- and mid-cap stocks by the magnitude they did in 2010. In our view fixed income funds may face headwinds in 2011, as expectations are for interest rates to rise. While it is not yet clear to us that the economic recovery will be robust enough to cause significantly higher interest rates in the short term, our fixed income team is monitoring the situation and is prepared to adjust the portfolios should that scenario arise.

Looking back to 2010, each of the twelve Westcore Funds provided a positive rate of return and small- and mid-cap funds did particularly well. Our investment teams managing the Westcore Select, Westcore MIDCO Growth, Westcore International Frontier, Westcore Small-Cap Value and Westcore Micro-Cap Opportunity Funds did an excellent job of delivering additional investment performance versus the respective benchmarks in 2010.

For more detail, we encourage you to read the following report which provides a review of each fund along with the audited financial statements.

As always, we think it is important to remain focused on your long-term investment plan and we believe patience and consistency are two key ingredients to its success. We remind you to review your plan regularly and visit www.westcore.com for additional information regarding your Westcore Funds.

Thank you for your confidence in Westcore Funds.

CFA is a trademark owned by the CFA Institute.

The Shareholder Letter and the Manager Commentaries included in this shareholder report contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

The recent growth rate in the stock market has helped to produce short-term returns for some asset classes that are not typical and may not continue in the future. Ongoing market volatility may subject fund performance to substantial short-term changes.

         Fund Strategy

Investing primarily in equity securities of large companies with growth potential.

         Fund Management

Ross G. Moscatelli, CFA Portfolio Manager
Craig W. Juran, CFA Portfolio Manager

CFA is a trademark owned by the CFA Institute.

         Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc

Please see pages 28 and 29 for index definitions

         Average Annual Total Returns

					Since	Inception
	1 Year	3 Years	5 Years	10 Years	Inception	Date
Retail Class (WTEIX)	15.26%	-4.20%	2.41%	1.42%	8.44%	6/1/1988
Institutional Class
(WILGX)	15.44	-4.09	2.48	1.45	8.46	9/28/2007
Russell 1000®
Growth Index	16.72	-0.47	3.76	0.02	9.18
Lipper Large-Cap
Growth Index	15.13	-2.23	2.38	-1.01	8.38

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.06%, Net: 1.06%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 2.55%, Net: 0.94%

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. The performance data quoted does not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 90 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost.

Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to risk.

The Advisor and Administrators have contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses from April 30, 2010 until at least April 30, 2011, so that Net Annual Fund Operating Expenses as reported in the Fund’s Financial Highlights will be no more than 1.15% for the Fund’s Retail Class for such period. In addition, the Advisor has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses in the same proportion as for the Retail Class waivers/reimbursements plus reimbursing the Institutional class-specific other expenses until at least April 30, 2011. The Advisor and Administrators are not contractually bound to continue these waivers/reimbursements past April 30, 2011, however neither party is currently expecting to make any change in the waivers/reimbursements after April 30, 2011. However, you will be notified in writing if these waivers and/or reimbursements are discontinued or materially changed after April 30, 2011.

Craig W. Juran is a registered representative of ALPS Distributors, Inc.

         Manager Commentary

  Equity market results for 2010 might lead investors to believe it was a fairly normal year. However, a closer look reveals a different story. Investors oscillated between “the glass is half full” and “the glass is half empty” as fears of the next great recession, sovereign debt issues in Europe, the Gulf oil spill, state and municipal debt problems in the U.S. and the “Flash Crash” on May 6, produced a 20% equity market contraction in the late spring and summer. As we headed into fall, investors focused on market fundamentals, historically cheap valuations, a more balanced political climate in Washington, robust corporate earnings and an improving U.S. economy, all of which fueled a 20% plus rally in the markets. For 2010, the Westcore Growth Fund slightly underperformed its benchmark, the Russell 1000 Growth Index, lagging the index for the first six months and outperforming in the last six months.
  During 2010, the Fund’s holdings in the financials and health care sectors were among the most detrimental relative to the benchmark. Increased regulatory requirements, the delay of the Financial Regulatory Bill in the spring, additional scrutiny over Medicare reimbursement rates, and the changing legal structure of health care in the U.S. caused elevated volatility in both of these sectors. From an individual stock standpoint, the Fund’s biggest detractors for the year were three large information technology sector companies: Microsoft Corp., Hewlett- Packard Co., and Cisco Systems Inc. All three had company-specific issues that adversely affected relative returns during the year.
  At the sector level, the Fund’s strongest contributors relative to the benchmark were information technology and consumer discretionary. From an individual stock standpoint, Fund holdings Apple Inc., Las Vegas Sands Corp., and Caterpillar Inc. were the strongest contributors. Apple’s new products remained “hot” items for consumers and we believe the iPad could be one of the most ground-breaking technologies seen in the last decade. Las Vegas Sands continued to benefit from its expansion of gaming operations in the Far East. Caterpillar benefitted from higher commodity prices and increased mining activity.
  Given the strength in the equity markets over the last six months, we would not be surprised to see a little profit taking in the near term. However, in our opinion, the fundamental backdrop for equities remains quite positive. The very palatable valuation level of the markets, an improving economy, the low interest-rate environment, and strong corporate profits lead us to believe we could be entering a longer period in which equities, and in particular, large cap equities, deliver strong relative returns versus other asset classes.
  We will continue to focus our fundamental research on finding companies with dominant franchises, exciting products, proprietary technology, unique distribution channels and defensible business models that we believe will survive and thrive. Thank you for your continued investment in the Fund and your confidence in our team.

Stock Performance
(for the year ended 12/31/10)
	Average	Contribution
Top 5 Stocks	Weight	to Return
Apple Inc.	5.98%	2.83%
Las Vegas Sands Corp.	1.58	2.00
Caterpillar Inc.	1.56	1.02
NetApp Inc.	1.75	1.00
Cognizant Technology
Solutions Corp.	1.50	0.98

Bottom 5 Stocks
Visa Inc.	1.63%	-0.66%
Medco Health Solutions Inc.	1.80	-0.75
Cisco Systems Inc.	3.64	-0.83
Hewlett-Packard Co.	1.94	-0.83
Microsoft Corp.	2.45	-0.93
Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 29 for a description of the methodology used to construct this chart.

Top Ten Holdings
(as of 12/31/10)
Apple Inc.	7.0%
Google Inc.	4.5
Schlumberger Ltd.	3.6
Oracle Corp.	3.1
EMC Corp.	2.4
NetApp Inc.	2.4
Caterpillar Inc.	2.3
Cognizant Technology Solutions Corp.	2.2
JPMorgan Chase & Co.	2.2
Broadcom Corp.	2.1
Total (% of Net Assets)	31.8%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

Morningstar Ratings
		Number
	Morningstar	of Funds
	Rating™	in Large Growth
	as of 12/31/10	Category
Overall	«««	1,504
3 Year	««	1,504
5 Year	«««	1,286
10 Year	«««	787

Morningstar Ratings shown represent the Retail Class. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 12/31/10 and are subject to change every month.

Please see page 29 for more detail regarding Morningstar Ratings.

Portfolio Characteristics
(as of 12/31/10)
	Westcore	Russell 1000®
	Growth Fund	Growth Index
Weighted Average Market Capitalization ($ Bil)	$64.3	$83.9
Price/Earnings (1 year trailing)	23.7x	19.9x
EPS Growth (3 year historical)	5.8%	6.1%
Beta	1.1	1.0
Number of Holdings	66	627
Portfolio Turnover Rate	99%	–

Please see page 30 for definition of terms.

         Sector Allocation

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations.

         Market Capitalization

* Total Investments for this chart excludes short-term investments, including money market mutual funds

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

         Fund Strategy

Investing in a diversified portfolio of equity securities of primarily medium-sized companies with growth potential.

Fund Management

William S. Chester, CFA Portfolio Manager	Brian C. Fitzsimons, CFA Portfolio Manager
Mitch S. Begun, CFA Portfolio Manager	Jeffrey J. Loehr, CFA Portfolio Manager
Adam C. Bliss Portfolio Manager	F. Wiley Reed, CFA Portfolio Manager
CFA is a trademark owned by the CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares Lipper Index data provided by Lipper, Inc.

Please see pages 28 and 29 for index definitions.

Average Annual Total Returns
					Since	Inception
	1 Year	3 Years	5 Years	10 Years	Inception	Date
Retail Class (WTMGX)	30.19%	1.65%	5.58%	4.83%	10.83%	8/1/1986
Institutional Class
(WIMGX)	30.27	1.74	5.66	4.87	10.85	9/28/2007
Russell MidcapTM
Growth Index	26.38	0.97	4.88	3.12	10.04
Lipper Mid-Cap
Growth Index	25.66	0.11	6.22	2.59	9.51

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.09%, Net: 1.09% Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 1.04%, Net: 0.96%

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. The performance data quoted does not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 90 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost.

Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to risk including the possible loss of principal.

The Advisor and Administrators have contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses from April 30, 2010 until at least April 30, 2011, so that Net Annual Fund Operating Expenses as reported in the Fund’s Financial Highlights will be no more than 1.15% for the Fund’s Retail Class for such period. In addition, the Advisor has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses in the same proportion as for the Retail Class waivers/reimbursements plus reimbursing the Institutional class-specific other expenses until at least April 30, 2011. The Advisor and Administrators are not contractually bound to continue these waivers/reimbursements past April 30, 2011, however neither party is currently expecting to make any change in the waivers/reimbursements after April 30, 2011. However, you will be notified in writing if these waivers and/or reimbursements are discontinued or materially changed after April 30, 2011.

         Manager Commentary

  After a strong September, equities continued their rally through the fourth quarter, supported by a mix of more favorable economic data. While the economic recovery has been somewhat measured, equity investors have been rewarded for their perseverance. Investors are again reminded that the stock market is a forward-looking mechanism, constantly forecasting what the future will bring. We find the trend of steady economic improvement to be supportive of equity prices while creating a favorable backdrop against which growth companies may thrive. In this environment, the Westcore MIDCO Growth Fund outperformed its benchmark, the Russell Midcap Growth Index, for 2010.
  For the year, the Fund’s top three contributing sectors relative to the benchmark were information technology, industrials and consumer staples. Information technology sector holding Rovi Corp., performed well as the company benefitted from strong international pay television deals for its proprietary television guide business. Within the industrials sector, our best performing stock was WABCO Holdings Inc., a leading provider of safety products for the heavy truck markets. The company benefited from an expanding presence in emerging markets as well as an upgrade cycle in its major European markets. Fund holding WESCO International Inc. was another strong performer within the industrials sector. This electrical equipment distributor gained market share as its smaller competitors were weakened significantly in the 2009 downturn.
  The three largest detractors from the Fund’s performance relative to the benchmark in 2010 were the financials, energy and telecommunications services sectors. Within the financials sector, Waddell & Reed Financial Inc., an investment management company, suffered from poor performance in its largest investment strategy. Energy sector holding Cabot Oil and Gas Corp., detracted from performance as environmental related issues in Pennsylvania created uncertainty around future production. The telecommunications services sector was a minor detractor from performance relative to the benchmark in 2010 and no individual stocks in that sector were overly impactful.
  As we began 2011, our in-depth, company level research process led us to overweight the Fund’s positions in the information technology, energy and healthcare sectors and to underweight its positions in the consumer discretionary, telecommunication services, and materials sectors.
  As the economic recovery continues, we believe equity markets will increasingly distinguish between winning and losing growth companies. Our passion lies in identifying those growth companies that we believe will become “next cycle” leaders, and we are confident in our disciplined investment approach leading us to these opportunities.
  As always, we thank you for your continued investment.

Stock Performance
(for the year ended 12/31/10)
	Average	Contribution
Top 5 Stocks	Weight	to Return
Netflix Inc.	1.67%	2.50%
Rovi Corp.	1.84	1.85
WABCO Holdings Inc.	1.52	1.53
Akamai Technologies Inc.	1.20	1.36
WESCO International Inc.	1.71	1.20

Bottom 5 Stocks
Waddell & Reed Financial Inc.	0.54%	-0.29%
Global Payments Inc.	0.92	-0.34
Celanese Corp.	0.82	-0.40
Tellabs Inc.	0.14	-0.46
Cabot Oil & Gas Corp.	0.88	-0.60

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 29 for a description of the methodology used to    construct this chart.

Top Ten Holdings
(as of 12/31/10)
T. Rowe Price Group Inc.		2.7%
Varian Medical Systems Inc.		2.6
Signet Jewelers Ltd.		2.2
Intuit Inc.		2.1
Bill Barrett Corp.		2.1
WESCO International Inc.		2.0
Coventry Health Care Inc.		2.0
Citrix Systems Inc.		2.0
Autodesk Inc.		2.0
SPX Corp.		2.0
Total (% of Net Assets)		21.7%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

Morningstar Ratings
		Number
	Morningstar	of Funds in
	Rating™	Mid-Cap Growth
	as of 12/31/10	Category
Overall	«««	677
3 Year	«««	677
5 Year	«««	594
10 Year	«««	392

Morningstar Ratings shown represent the Retail Class. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 12/31/10 and are subject to change every month.

Please see page 29 for more detail regarding Morningstar Ratings.

Portfolio Characteristics
(as of 12/31/10)
	Westcore MIDCO	Russell MidcapTM
	Growth Fund	Growth Index
Weighted Average Market Capitalization ($ Bil)	$6.3	$8.1
Price/Earnings (1 year trailing)	23.5x	24.3x
EPS Growth (3 year historical)	-0.4%	4.4%
Beta	1.0	1.0
Number of Holdings	70	493
Portfolio Turnover Rate	98%	—

Please see page 30 for definition of terms.

         Sector Allocation

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations.

         Market Capitalization

* Total Investments for this chart excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

Fund Strategy

Investing primarily in the common stock of a limited number of medium-sized companies selected for their growth potential.

Fund Management

William S. Chester, CFA Portfolio Manager	Brian C. Fitzsimons, CFA Portfolio Manager
Mitch S. Begun, CFA Portfolio Manager	Jeffrey J. Loehr, CFA Portfolio Manager
Adam C. Bliss Portfolio Manager	F. Wiley Reed, CFA Portfolio Manager

CFA is a trademark owned by the CFA Institute.

         Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see pages 28 and 29 for index definitions.

         Average Annual Total Returns

					Since	Inception
	1 Year	3 Years	5 Years	10 Years	Inception	Date
Retail Class (WTSLX)	30.55%	6.54%	10.60%	6.77%	14.38%	10/1/1999
Russell MidcapTM
Growth Index	26.38	0.97	4.88	3.12	4.68
Lipper Mid-Cap
Growth Index	25.66	0.11	6.22	2.59	4.29

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.17%, Net: 1.16%

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. The performance data quoted does not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 90 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost.

Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to risk.

The Advisor and Administrators have contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses from April 30, 2010 until at least April 30, 2011, so that Net Annual Fund Operating Expenses as reported in the Fund’s Financial Highlights will be no more than 1.15% for the Fund’s Retail Class for such period. The Advisor and Administrators are not contractually bound to continue these waivers/reimbursements past April 30, 2011, however neither party is currently expecting to make any change in the waivers/reimbursements after April 30, 2011. However, you will be notified in writing if these waivers and/or reimbursements are discontinued or materially changed after April 30, 2011.

Westcore Select Fund is a non-diversified fund and investing in non-diversified funds generally will be more volatile and a loss of principal could be greater than investing in more diversified funds.

Westcore Select Fund may participate in the initial public offering (“IPO”) market, and a significant portion of the Fund’s since inception return is attributable to its investments in IPOs, which in turn have had a magnified impact due to the Fund’s relatively small asset base. As the Fund’s assets continue to grow, it will be increasingly less likely to experience substantially similar performance by investing in IPOs.

         Manager Commentary

  After a strong September, equities continued their rally through the fourth quarter, supported by a mix of more favorable economic data. While the economic recovery has been somewhat measured, equity investors have been rewarded for their perseverance. Investors are again reminded that the stock market is a forward-looking mechanism, constantly forecasting what the future will bring.  We find the trend of steady economic improvement to be supportive of equity prices while creating a favorable backdrop against which growth companies may thrive. In this environment, the Westcore Select Fund outperformed its benchmark, the Russell Midcap Growth Index, for 2010.
  In 2010, the Fund’s top three contributing sectors relative to the benchmark were information technology, industrials and materials. Information technology sector holding Rovi Corp., performed well as the company benefitted from strong international pay television deals for its proprietary television guide business. Another strong performer in the information technology sector was Citrix Systems Inc. which designs, develops and markets technology solutions that deliver applications on-demand. The company benefitted from the trend toward virtualization. Fund holding WESCO International Inc. was a strong performer within the industrials sector. This electrical equipment distributor gained market share as its smaller competitors were weakened significantly in the 2009 downturn.
  The three largest detractors from performance relative to the benchmark in 2010 were the health care, energy and financials sectors. In the health care sector, King Pharmaceuticals Inc. underperformed as the failed approval of a new pain drug raised concerns about the growth prospects for this pharmaceutical manufacturer’s existing product line. Energy sector holding Cabot Oil and Gas Corp., detracted from performance as environmental related issues in Pennsylvania created uncertainty around future production. Within the financials sector, Waddell & Reed Financial Inc., an investment management company, suffered from poor performance in its largest investment strategy.
  At the start of 2011, our in-depth, company level research process put the Fund’s primary overweight positions in the information technology, energy, and financials sectors and its largest underweight positions in the industrials, telecommunication services, and materials sectors.
  As the economic recovery continues, we believe equity markets will increasingly distinguish between winning and losing growth companies. Our passion lies in identifying those growth companies that we believe will become “next cycle” leaders, and we are confident in our disciplined investment approach leading us to these opportunities.
  As always, we thank you for your continued investment.

Stock Performance
(for the year ended 12/31/10)

	Average	Contribution
Top 5 Stocks	Weight	to Return
WESCO International Inc.	4.22%	3.40%
Rovi Corp.	3.64	2.90
Jos. A. Bank Clothiers Inc.	3.45	2.16
Citrix Systems Inc.	2.43	1.95
Akamai Technologies Inc.	1.37	1.87

Bottom 5 Stocks
Tellabs Inc.	0.15%	-1.17%
Cabot Oil & Gas Corp.	1.36	-1.33
Silicon Laboratories Inc.	2.74	-1.34
Waddell & Reed Financial Inc.	0.57	-1.49
King Pharmaceuticals Inc.	1.59	-1.60

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 29 for a description of the methodology used to construct this chart.

Top Ten Holdings
(as of 12/31/10)
WESCO International Inc.		5.5%
Signet Jewelers Ltd.		5.4
Rockwood Holdings Inc.		5.2
Varian Medical Systems Inc.		5.1
Coventry Health Care Inc.		4.9
Warnaco Group Inc.		4.6
Bill Barrett Corp.		4.6
T. Rowe Price Group Inc.		4.5
Comerica Inc.		4.4
Herbalife Ltd.		4.2
Total (% of Net Assets)		48.4%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

Morningstar Ratings
		Number
	Morningstar	of Funds in
	Rating™	Mid-Cap Growth
	as of 12/31/10	Category
Overall	«««««	677
3 Year	«««««	677
5 Year	«««««	594
10 Year	««««	392

Morningstar proprietary ratings reflect historical risk-adjusted performance as of 12/31/10 and are subject to change every month. Please see page 29 for more detail regarding Morningstar Ratings.

Portfolio Characteristics
(as of 12/31/10)
	Westcore	Russell MidcapTM
	Select Fund	Growth Index
Weighted Average Market Capitalization ($ Bil)	$6.2	$8.1
Price/Earnings (1 year trailing)	23.2x	24.3x
EPS Growth (3 year historical)	-2.3%	4.4%
Beta	0.8	1.0
Number of Holdings	25	493
Portfolio Turnover Rate	143%	—

Please see page 30 for definition of terms.

         Sector Allocation

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations.

         Market Capitalization

* Total Investments for this chart excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

Fund Strategy

Investing in large, well-established companies whose stocks appear to be undervalued.

Fund Management

Kris B. Herrick, CFA Portfolio Manager	Troy Dayton, CFA Portfolio Manager
Derek R. Anguilm, CFA Portfolio Manager	Lisa Z. Ramirez, CFA Portfolio Manager
Mark M. Adelmann, CFA, CPA Portfolio Manager
CFA is a trademark owned by the CFA Institute.

         Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares Lipper Index data provided by Lipper, Inc.

Please see pages 28 and 29 for index definitions.

         Average Annual Total Returns

					Since	Inception
	1 Year	3 Years	5 Years	10 Years	Inception	Date
Retail Class (WTMVX)	3.99%	-4.86%	-0.07%	1.61%	8.20%	6/1/1988
Institutional Class
(WIMVX)	4.05	-4.71	0.03	1.66	8.22	9/28/2007
S&P 500 Index	15.06	-2.85	2.29	1.41	9.39
Lipper Large-Cap
Core Index	12.77	-3.12	1.91	0.76	8.61

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.26%, Net: 1.15%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 1.14%, Net: 0.95%

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. The performance data quoted does not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 90 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost.

Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

The Advisor and Administrators have contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses from April 30, 2010 until at least April 30, 2012, so that Net Annual Fund Operating Expenses as reported in the Fund’s Financial Highlights will be no more than 1.15% for the Fund’s Retail Class for such period. In addition, the Advisor has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses in the same proportion as for the Retail Class waivers/reimbursements plus reimbursing the Institutional class-specific other expenses until at least April 30, 2012. The Advisor and Administrators are not contractually bound to continue these waivers/reimbursements past April 30, 2012, however neither party is currently expecting to make any change in the waivers/reimbursements after April 30, 2012. However, you will be notified in writing if these waivers and/or reimbursements are discontinued or materially changed after April 30, 2012.

Lisa Z. Ramirez is a registered representative of ALPS Distributors, Inc.

         Manager Commentary

  Our research-driven disciplined investment process focuses on companies that generate higher levels of free cash flow, high returns on capital and lower volatility. As we entered the second year of a recovery in 2010, we expected that the market would begin to reward these types of companies. Unfortunately, for the year, the Westcore Blue Chip Fund’s return meaningfully lagged that of its benchmark, the S&P 500 Index.
  The Fund’s best performing sectors relative to the benchmark were transportation, REITs and interest rate sensitive. Railroad operator Union Pacific Corp. was the Fund’s top performer within the transportation sector. Increased rail volume during the year led to substantial operating leverage and increased profit margins. Our research leads us to believe that Union Pa-cific should continue to realize further operating efficiencies and continued growth in its free cash flow. The Fund’s best performing stock in 2010 was Macy’s Inc., a consumer cyclicals sector holding. This department store operator continued its turnaround with improved same store sales and accelerated cash flows. Additionally, management sought to strengthen the balance sheet by paying down debt. Late in the year, as the stock approached our target price, we reduced the Fund’s position in Macy’s.
  The Fund’s most challenging sectors relative to the benchmark in 2010 were capital goods, consumer staples and technology. However, none of the Fund’s holdings in these sectors were among its bottom performers. While the interest rate sensitive sector was one of the Fund’s best relative to the benchmark, it did produce the Fund’s worst performing stock for the year; Bank of America Corp. The combination of increased financial regulatory requirements and concerns about the impact of poor mortgage origination practices overwhelmed the company’s strong fundamentals. Prior to year-end, we sold the stock given the uncertain time frame for company management to bring resolution to these issues. Communications sector holding Cisco Systems Inc., a designer and manufacturer of Internet protocol-based networking and other communications products delivered a disappointing earnings report in No-vember and reduced expectations for demand. This guidance put downward pricing pressure on the stock. We have reduced our position in Cisco and continue to monitor developments.
  We continue to focus on adapting to what remains a very difficult investing environment, though one that we believe contains significant investment opportunity. Amidst significant levels of government intervention, from Federal Reserve policies to the implementation of healthcare and financial reform, job growth remains difficult to achieve. As always, we have spent considerable effort evaluating our investment approach, looking for ways to improve upon our processes. While the 2010 results are disappointing, we believe that several of the drivers of this weaker performance will not be sustained in the future. We believe that our focus on companies with strong fundamentals that are, in our opinion, undervalued by the market will achieve better results in 2011.

Stock Performance
(for the year ended 12/31/10)

	Average	Contribution
	Weight	to Return
Top 5 Stocks
Macy’s Inc.	2.20%	0.90%
Union Pacific Corp.	1.78	0.75
Occidental Petroleum Corp.	3.38	0.74
Ball Corp.	2.02	0.67
Nike Inc.	1.94	0.59

Bottom 5 Stocks
Cisco Systems Inc.	2.48%	-0.35%
Transocean Ltd.	1.00	-0.38
INVESCO Ltd.	0.65	-0.38
Mosaic Co.	0.70	-0.41
Bank of America Corp.	2.20	-0.57

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 29 for a description of the methodology used to construct this chart.

Top Ten Holdings
(as of 12/31/10)
Occidental Petroleum Corp.		3.8%
International Business Machines Corp.		3.2
Marathon Oil Corp.		3.0
JPMorgan Chase & Co.		2.9
Microsoft Corp.		2.7
Norfolk Southern Corp.		2.6
Symantec Corp.		2.6
Amgen Inc.		2.5
Colgate-Palmolive Co.		2.5
Unilever N.V.		2.5
Total (% of Net Assets)		28.3%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

Morningstar Ratings
		Number
	Morningstar	of Funds in
	Rating™	Large Blend
	as of 12/31/10	Category
Overall	««	1,753
3 Year	««	1,753
5 Year	««	1,457
10 Year	«««	802

Morningstar Ratings shown represent the Retail Class. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 12/31/10 and are subject to change every month.

Please see page 29 for more detail regarding Morningstar Ratings.

Portfolio Characteristics
(as of 12/31/10)
	Westcore	S&P 500
	Blue Chip Fund	Index
Weighted Average Market Capitalization ($ Bil)	$52.2	$86.3
Price/Cash Flow (1 year trailing)	9.5x	11.6x
Price/Book Value	2.9x	3.1x
Price/Earnings (1 year trailing)	15.9x	17.6x
Beta	0.9	1.0
Number of Holdings	55	500
Portfolio Turnover Rate	39%	—

Please see page 30 for definition of terms.

Sector Allocation

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations.

         Market Capitalization

* Total Investments for this chart excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

Fund Strategy

Investing in medium-sized companies whose stocks appear to be undervalued.

Fund Management

Kris B. Herrick, CFA Portfolio Manager	Troy Dayton, CFA Portfolio Manager
Derek R. Anguilm, CFA Portfolio Manager	Lisa Z. Ramirez, CFA Portfolio Manager
Mark M. Adelmann, CFA, CPA Portfolio Manager
CFA is a trademark owned by the CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see pages 28 and 29 for index definitions.

         Average Annual Total Returns

					Since	Inception
	1 Year	3 Years	5 Years	10 Years	Inception	Date
Retail Class
(WTMCX)	20.18%	-2.96%	0.82%	5.75%	8.44%	10/1/1998
Russell MidcapTM
Value Index	24.75	1.01	4.08	8.07	9.19
Lipper Mid-Cap
Value Index	21.64	0.82	4.19	7.30	8.89

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.26%, Net: 1.25%

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. The performance data quoted does not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 90 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost.

Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

The Advisor and Administrators have contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses from April 30, 2010 until at least April 30, 2011, so that Net Annual Fund Operating Expenses as reported in the Fund’s Financial Highlights will be no more than 1.25% for the Fund’s Retail Class for such period. In addition, the Advisor has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses in the same proportion as for the Retail Class waivers/reimbursements plus reimbursing the Institutional class-specific other expenses until at least April 30, 2011. The Advisor and Administrators are not contractually bound to continue these waivers/reimbursements past April 30, 2011, however neither party is currently expecting to make any change in the waivers/reimbursements after April 30, 2011. However, you will be notified in writing if these waivers and/or reimbursements are discontinued or materially changed after April 30, 2011.

Lisa Z. Ramirez is a registered representative of ALPS Distributors, Inc.

         Manager Commentary

  For much of the year, high beta stocks, that is, companies with higher historic volatility as compared to the market, outperformed lower volatility alternatives. Within the Russell Mid-Cap Value Index, the 20% of the stocks with the lowest betas were up 17.5%, while the 20% of the index with the highest betas were up 36.6%. This ran counter to the Fund’s investment process as our focus on companies with strong fundamentals generally leads us to lower beta stocks. Against this backdrop, the Westcore Mid-Cap Value Fund did not keep pace with its benchmark, the Russell Mid-Cap Value Index for 2010.
  The Fund’s holdings in the consumer cyclicals, communications and energy sectors provided the strongest results relative to the benchmark. Consumer cyclicals holding Autoliv Inc. was the Fund’s top performing stock for the year. This automotive safety system supplier’s fundamentals accelerated throughout the year due to a rebound in automobile production, market share gains and cost savings. SM Energy Company was a strong performer in the energy sector as the company continued to execute on its strategic plan focused on shale oil and gas development. Additionally, SM Energy’s position in the Eagleford Shale remained a key component of its success as promising well results and rising oil prices caused investors to raise future cash flow estimates.
  The Fund’s most disappointing sectors relative to the benchmark were medical/healthcare, consumer staples and REITs. Dean Foods Company, a processor and distributor of milk and other dairy products, was the Fund’s largest detractor in the consumer staples sector. The company’s results were negatively impacted by aggressive competitive pricing action and continued raw material cost volatility. We sold the Fund’s position in Dean during the second quarter of the year. While the Fund’s REIT sector holdings produced an absolute return exceeding 14% for the year, this was well below the benchmark’s return in the sector. Furthermore, the Fund’s underweight in REITs also detracted from performance relative to the benchmark.
  In our view, little has changed as we look toward 2011. The economy continues to sputter along despite unprecedented stimulus. The most recent Federal Reserve release on December 14 stated: “Information received since the Federal Open Market Committee met in November confirms that the economic recovery is continuing, though at a rate that has been insufficient to bring down unemployment. Household spending is increasing at a moderate pace, but remains constrained by high unemployment, modest income growth, lower housing wealth and tight credit.” Despite this, the markets, buoyed by artificially low interest rates, continued to move upward at a pace rarely seen. Investors are apparently being pushed into riskier assets in search of acceptable returns which may lead mid cap stocks to continue to surprise investors on the upside. We therefore look to 2011 with both optimism and a dose of caution.

Stock Performance
(for the year ended 12/31/10)
	Average	Contribution
Top 5 Stocks	Weight	to Return
Autoliv Inc.	2.15%	1.19%
Forest Oil Corp.	1.88	1.13
SM Energy Co.	1.51	1.07
Macy’s Inc.	2.32	1.05
Abercrombie & Fitch Co.	1.59	1.03

Bottom 5 Stocks
Ingram Micro Inc.	0.96%	-0.24%
NRG Energy Inc.	1.39	-0.32
PPL Corp.	0.40	-0.34
INVESCO Ltd.	1.04	-0.37
Dean Foods Co.	0.56	-0.63

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com

Please see page 29 for a description of the methodology used to construct this chart.

Top Ten Holdings
(as of 12/31/10)
Reinsurance Group of America Inc.		2.9%
Signet Jewelers Ltd.		2.5
UGI Corp.		2.4
SM Energy Co.		2.4
Forest Oil Corp.		2.3
Macy’s Inc.		2.3
Tyson Foods Inc.		2.2
Westar Energy Inc.		2.2
CenterPoint Energy Inc.		2.2
Abercrombie & Fitch Co.		2.1
Total (% of Net Assets)		23.5%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

Morningstar Ratings
		Number
	Morningstar	of Funds in
	Rating™	Mid-Cap Blend
	as of 12/31/10	Category
Overall	««	360
3 Year	««	360
5 Year	««	286
10 Year	««	98
Morningstar proprietary ratings reflect historical risk-adjusted performance as of 12/31/10 and are subject to change every month. Please see page 29 for more detail regarding Morningstar Ratings.

Portfolio Characteristics
(as of 12/31/10)
	Westcore Mid-Cap	Russell MidcapTM
	Value Fund	Value Index
Weighted Average Market Capitalization ($ Bil)	$6.1	$7.7
Price/Cash Flow (1 year trailing)	8.6x	10.1x
Price/Book Value	1.9x	1.9x
Price/Earnings (1 year trailing)	18.5x	18.4x
Beta	0.9	1.0
Number of Holdings	60	541
Portfolio Turnover Rate	33%	—

Please see page 30 for definition of terms.

         Sector Allocation

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations.

         Market Capitalization

* Total Investments for this chart excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

Fund Strategy
Investing in small-company stocks that appear to be undervalued.

Fund Management
Kris B. Herrick, CFA Portfolio Manager	Troy Dayton, CFA Portfolio Manager
Derek R. Anguilm, CFA Portfolio Manager	Lisa Z. Ramirez, CFA Portfolio Manager
Mark M. Adelmann, CFA, CPA Portfolio Manager

CFA is a trademark owned by the CFA Institute.

         Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see pages 28 and 29 for index definitions.

         Average Annual Total Returns

					Since	Inception
	1 Year	3 Years	5 Years	10 Years	Inception	Date
Retail Class (WTSCX)	20.77%	-0.18%	2.25%	6.43%	8.57%	12/28/1993
Institutional Class
(WISCX)	20.84	-0.03	2.35	6.48	8.61	9/28/2007
Russell 2000® Index	26.86	2.22	4.47	6.33	8.18
Lipper Small-Cap
Core Index	25.71	2.88	4.76	6.95	9.41

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.65%, Net: 1.31%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 2.77%, Net: 1.16%

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. The performance data quoted does not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 90 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost.

Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

The Advisor and Administrators have contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses from April 30, 2010 until at least April 30, 2011, so that Net Annual Fund Operating Expenses as reported in the Fund’s Financial Highlights will be no more than 1.30% for the Fund’s Retail Class for such period. In addition, the Advisor has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses in the same proportion as for the Retail Class waivers/reimbursements plus reimbursing the Institutional class-specific other expenses until at least April 30, 2011. The Advisor and Administrators are not contractually bound to continue these waivers/reimbursements past April 30, 2011, however neither party is currently expecting to make any change in the waivers/reimbursements after April 30, 2011. However, you will be notified in writing if these waivers and/or reimbursements are discontinued or materially changed after April 30, 2011.

Investing in small-cap funds generally will be more volatile and loss of principal could be greater than investing in larger-cap funds.

Lisa Z. Ramirez is a registered representative of ALPS Distributors, Inc.

        Manager Commentary

  Small cap stocks experienced a second consecutive year of spectacular returns in 2010. For much of the year, high beta stocks, that is, companies with higher historic volatility as compared to the market, outperformed lower volatility alternatives. Within the Russell 2000 Index, the 20% of the stocks with the lowest betas were up 17.1%, while the 20% of the index with the highest betas were up 41.8%. Furthermore, stocks with higher long-term growth rates meaningfully outperformed stocks with lower long term growth rates. These trends ran counter to the Fund’s investment process as our focus on companies with strong fundamentals generally leads us to lower beta stocks. With this as a backdrop the Westcore Small-Cap Opportunity Fund underperformed its benchmark, the Russell 2000 Index, for the year.
  The Fund’s top performing sectors relative to the benchmark were consumer staples, utilities and medical/healthcare. Utilities sector holding South Jersey Industries Inc. is an energy related products and services provider. Solid execution drove the company’s above average cash flow growth. Additionally, South Jersey’s involvement in the promising Marcellus Shale continued to be viewed as a significant asset. The Fund’s top performing stock in 2010 was communications sector holding Syniverse Holdings Inc. Syniverse, a mobile technology provider for the telecommunications industry, was acquired by an alternative asset manager in the fourth quarter. Announcement of the acquisition drove Syniverse’s stock price higher.
  The sectors that most negatively impacted the Fund’s performance relative to the benchmark were energy, interest rate sensitive and REITs. Energy sector holding Cal Dive International Inc. is a marine contractor that provides services to the oil and natural gas industry. The company continued to be negatively impacted by the de-facto moratorium on Gulf of Mexico drilling in the aftermath of the BP Macondo well disaster. We believe that ultimately, the government will set stricter guidelines for well site clean-up which should benefit Cal Dive in the long term. Piper Jaffray Cos., a regional investment bank has been working to build a stronger franchise during the downturn. However, this interest rate sensitive sector holding was unable to produce expected profits and our concern with its continued underperformance led us to sell the position.
  In our view, little has changed as we look toward 2011. The economy continues to sputter along despite unprecedented stimulus. The most recent Federal Reserve release on December 14 stated: “Information received since the Federal Open Market Committee met in November confirms that the economic recovery is continuing, though at a rate that has been insufficient to bring down unemployment. Household spending is increasing at a moderate pace, but remains constrained by high unemployment, modest income growth, lower housing wealth and tight credit.” Despite this, the markets, buoyed by artificially low interest rates, continued to move upward at a pace rarely seen. Investors are apparently being pushed into riskier assets in search of acceptable returns which may lead small cap stocks to continue to surprise investors on the upside. We therefore look to 2011 with both optimism and a dose of caution.

Stock Performance
(for the year ended 12/31/10)
	Average	Contribution
Top 5 Stocks	Weight	to Return
Syniverse Holdings Inc.	2.48%	1.73%
EnPro Industries Inc.	2.64	1.32
Belden Inc.	2.11	1.24
South Jersey Industries Inc.	2.63	1.06
The Children’s Place Retail
Stores Inc.	2.00	1.04

Bottom 5 Stocks
Kendle International Inc.	0.34%	-0.35%
Carrizo Oil & Gas Inc.	0.37	-0.37
NewMarket Corp.	0.35	-0.65
Cal Dive International Inc.	2.09	-0.85
Piper Jaffray Cos.	0.86	-1.02

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 29 for a description of the methodology used to construct this chart.

Top Ten Holdings
(as of 12/31/10)
EnPro Industries Inc.		3.1%
Belden Inc.		2.5
Rofin-Sinar Technologies Inc.		2.5
Waste Connections Inc.		2.3
South Jersey Industries Inc.		2.3
Syniverse Holdings Inc.		2.2
Schawk Inc.		2.1
First Cash Financial Services Inc.		2.1
Parametric Technology Corp.		2.1
Bill Barrett Corp.		2.0
Total (% of Net Assets)		23.2%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

Morningstar Ratings
		Number
	Morningstar	of Funds in
	Rating™	Small Blend
	as of 12/31/10	Category
Overall	««	563
3 Year	««	563
5 Year	««	484
10 Year	«««	279

Morningstar Ratings shown represent the Retail Class. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 12/31/10 and are subject to change every month.

Please see page 29 for more detail regarding Morningstar Ratings.

Portfolio Characteristics
(as of 12/31/10)
	Westcore Small-Cap	Russell 2000®
	Opportunity Fund	Index
Weighted Average Market Capitalization ($ Mil)	$1,313.0	$1,250.0
Price/Cash Flow (1 year trailing)	12.5x	13.5x
Price/Book Value	2.1x	2.7x
Price/Earnings (1 year trailing)	20.7x	21.5x
Beta	1.0	1.0
Number of Holdings	67	1,974
Portfolio Turnover Rate	49%	—
Please see page 30 for definition of terms.

         Sector Allocation

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations.

         Market Capitalization

* Total Investments for this chart reflects the value of such investments and excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

Fund Strategy
Investing primarily in small-cap, dividend paying stocks that appear to be undervalued.

Fund Management
Kris B. Herrick, CFA Portfolio Manager	Troy Dayton, CFA Portfolio Manager
Derek R. Anguilm, CFA Portfolio Manager	Lisa Z. Ramirez, CFA Portfolio Manager
Mark M. Adelmann, CFA, CPA Portfolio Manager

CFA is a trademark owned by the CFA Institute.

         Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see pages 28 and 29 for index definitions.

         Average Annual Total Returns

					Since	Inception
	1 Year	3 Years	5 Years	10 Years	Inception	Date
Retail Class (WTSVX)	27.03%	0.99%	4.22%	—	4.36%	12/13/2004
Institutional Class
(WISVX)	27.15	1.08	4.29	—	4.41	9/28/2007
Russell 2000® Value
Index	24.52	2.19	3.52	—	3.91
Lipper Small-Cap
Value Index	25.74	3.96	4.66	—	5.63

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.38%, Net: 1.31%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 1.34%, Net: 1.21%

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. The performance data quoted does not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 90 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost.

Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

The Advisor and Administrators have contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses from April 30, 2010 until at least April 30, 2011, so that Net Annual Fund Operating Expenses as reported in the Fund’s Financial Highlights will be no more than 1.30% for the Fund’s Retail Class for such period. In addition, the Advisor has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses in the same proportion as for the Retail Class waivers/reimbursements plus reimbursing the Institutional class-specific other expenses until at least April 30, 2011. The Advisor and Administrators are not contractually bound to continue these waivers/reimbursements past April 30, 2011, however neither party is currently expecting to make any change in the waivers/reimbursements after April 30, 2011. However, you will be notified in writing if these waivers and/or reimbursements are discontinued or materially changed after April 30, 2011.

Investing in small-cap funds generally will be more volatile and loss of principal could be greater than investing in larger-cap funds.

Lisa Z. Ramirez is a registered representative of ALPS Distributors, Inc.

         Manager Commentary

  Small cap stocks experienced a second consecutive year of spectacular returns in 2010. For much of the year, high beta stocks, that is, companies with higher historic volatility as compared to the market, outperformed lower volatility alternatives. Within the Russell 2000 Value Index, the 20% of the stocks with the lowest betas were up 19.8%, while the 20% of the index with the highest betas were up 38.1%. Furthermore, stocks with higher long-term growth rates meaningfully outperformed stocks with lower long term growth rates. These trends ran counter to the Fund’s investment process as our focus on companies with strong fundamentals generally leads us to lower beta stocks. However, the Westcore Small-Cap Value Fund did outperform its benchmark, the Russell 2000 Value Index, for the year.
  The communications, energy and interest rate sensitive sectors provided the greatest contributions to the Fund’s returns relative to the benchmark in 2010. Communications sector holding Adtran Inc. was rewarded for solid execution. Adtran, a provider of network access solutions for communications networks, saw strong demand for its products that help to alleviate congestion for wireless traffic. RPC Inc., a provider of services and equipment to oil and gas companies was a top performer within the energy sector. RPC benefited from substantial growth in pressure-pumping demand from the shale business and from improved industry pricing as demand outpaced supply growth.
  The sectors that provided the most disappointing results relative to the benchmark in 2010 were REITs, transportation and commercial services. Parkway Properties Inc. focuses its portfolio in suburban office property. This REIT sector holding was unable to generate operating improvements and improve its balance sheet as we had expected. We sold the position earlier in the year. Arkansas Best Corp., a “less-than-truckload” motor freight carrier, was the Fund’s biggest detractor in the transportation sector. Aggressive pricing actions from a nearly bankrupt competitor and increased truckload competition pressured Arkansas Best’s utilization opportunities and therefore, its financial results. Seeing further uncertainty on the horizon, we sold the position.
  In our view, little has changed as we look toward 2011. The economy continues to sputter along despite unprecedented stimulus. The most recent Federal Reserve release on December 14 stated: “Information received since the Federal Open Market Committee met in November confirms that the economic recovery is continuing, though at a rate that has been insufficient to bring down unemployment. Household spending is increasing at a moderate pace, but remains constrained by high unemployment, modest income growth, lower housing wealth and tight credit.” Despite this, the markets, buoyed by artificially low interest rates, continued to move upward at a pace rarely seen. Investors are apparently being pushed into riskier assets in search of acceptable returns which may lead small cap stocks to continue to surprise investors on the upside. We therefore look to 2011 with both optimism and a dose of caution.

Stock Performance
(for the year ended 12/31/10)
	Average	Contribution
Top 5 Stocks	Weight	to Return
Belden Inc.	3.18%	1.76%
Triumph Group Inc.	2.18	1.40
SM Energy Co.	2.00	1.37
Adtran Inc.	2.03	1.32
RPC Inc.	0.65	1.16

Bottom 5 Stocks
Arkansas Best Corp.	0.68%	-0.16%
PacWest Bancorp.	0.87	-0.16
Parkway Properties Inc.	0.26	-0.16
Albany International Corp.	0.43	-0.31
EnergySolutions Inc.	0.39	-0.52

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 29 for a description of the methodology used to construct this chart.

Top Ten Holdings
(as of 12/31/10)
Belden Inc.		3.0%
Tupperware Brands Corp.		2.4
South Jersey Industries Inc.		2.4
Franklin Electric Co. Inc.		2.3
Cooper Tire & Rubber Co.		2.2
SM Energy Co.		2.1
The Finish Line Inc.		2.1
Temple-Inland Inc.		2.1
Cash America International Inc.		2.1
Owens & Minor Inc.		2.1
Total (% of Net Assets)		22.8%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

Morningstar Ratings
		Number
	Morningstar	of Funds in
	Rating™	Small Value
	as of 12/31/10	Category
Overall	«««	307
3 Year	««	307
5 Year	«««	241

Morningstar Ratings shown represent the Retail Class. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 12/31/10 and are subject to change every month.

Please see page 29 for more detail regarding Morningstar Ratings.

Portfolio Characteristics
(as of 12/31/10)
	Westcore Small-Cap	Russell 2000®
	Value Fund	Value Index
Weighted Average Market Capitalization ($ Mil)	$1,630.0	$1,122.0
Price/Cash Flow (1 year trailing)	11.3x	11.4x
Price/Book Value	2.4x	1.6x
Price/Earnings (1 year trailing)	19.5x	18.9x
Beta	1.0	1.0
Number of Holdings	64	1,297
Portfolio Turnover Rate	39%	—
Please see page 30 for definition of terms.

Sector Allocation

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations.

Market Capitalization

* Total Investments for this chart excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

         Fund Strategy

Investing primarily in micro-cap companies whose stocks appear to be undervalued.

         Fund Management

Kris B. Herrick, CFA Portfolio Manager
Paul A. Kuppinger, CFA Portfolio Manager
Jon K. Tesseo Portfolio Manager

CFA is a trademark owned by the CFA Institute.

         Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see pages 28 and 29 for index definitions.

         Average Annual Total Returns

					Since	Inception
	1 Year	3 Years	5 Years	10 Years	Inception	Date
Retail Class (WTMIX)	33.49%	—	—	—	6.26%	6/23/2008
Russell
Microcap® Index	28.89	—	—	—	2.54
Lipper Small-Cap
Core Index	25.71	—	—	—	4.76

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 7.97%, Net: 1.31%

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. The performance data quoted does not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 90 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost.

Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

The Advisor and Administrators have contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses from April 30, 2010 until at least April 30, 2011, so that Net Annual Fund Operating Expenses as reported in the Fund’s Financial Highlights will be no more than 1.30% for the Fund’s Retail Class for such period. In addition, the Advisor has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses in the same proportion as for the Retail Class waivers/reimbursements plus reimbursing the Institutional class-specific other expenses until at least April 30, 2011. The Advisor and Administrators are not contractually bound to continue these waivers/reimbursements past April 30, 2011, however neither party is currently expecting to make any change in the waivers/reimbursements after April 30, 2011. However, you will be notified in writing if these waivers and/or reimbursements are discontinued or materially changed after April 30, 2011.

Investing in small-cap funds generally will be more volatile and loss of principal could be greater than investing in larger-cap funds.

Jon K. Tesseo is a registered representative of ALPS Distributors, Inc.

         Manager Commentary

  Micro-cap stocks ended 2010 with a second consecutive year of strong returns. However, it was not an uninterrupted journey forward. For the first four months of 2010, the low-quality, low-share price “junk” rally that started in March of 2009 persisted. However, investors became more risk averse in the second quarter of 2010 as the European debt crisis moved to center stage. The “flight to quality” that ensued was widespread and most of its impact was felt in June. The third quarter was marked by a continuation of a shift toward companies with stronger fundamentals that lasted through the November elections. After the elections, lower priced stocks and those with good trailing price momentum rallied into the end of December.
  Against this backdrop, the Westcore Micro-Cap Opportunity Fund outperformed its index, the Russell Microcap Index, for the year.
  In 2010, valuation and cash flow were the best-performing factors, particularly in the late second and early third quarters. Price momentum and long-term growth rate were the factors that were the least predictive. Higher priced stocks outperformed lower priced stocks for the year, but smaller market-cap stocks outperformed larger market-cap names.
  Despite losing some ground in the fourth quarter, the models we use to select stocks for the Fund worked well in 2010. For the year, the Fund outperformed the benchmark in ten out of thirteen sectors. The Fund’s best-performing sectors relative to the benchmark were interest rate sensitive, communications and medical/ healthcare. The Fund’s worst performing sectors relative to the benchmark were REITs, transportation and technology.
  As of year-end the Fund continued to hold a significant position in high cash-flow yield companies – the type of companies which have historically performed well over the long term. We believe our models are working well and that the Fund is positioned to take advantage of the continued market rebound.
  We look forward to a strong 2011 and thank you for your continued investment.

Stock Performance
(for the year ended 12/31/10)
	Average	Contribution
Top 5 Stocks	Weight	to Return
Acacia Research Corp.	0.79%	1.01%
Radware Ltd.	0.67	0.92
Cirrus Logic Inc.	0.48	0.91
Hawk Corp.	0.54	0.82
Gulfport Energy Corp.	0.74	0.64

Bottom 5 Stocks
Rick’s Cabaret
International Inc.	0.12%	-0.29%
Santarus Inc.	0.07	-0.30
STEC Inc.	0.12	-0.35
Kendle International Inc.	0.44	-0.43
Great Atlantic & Pacific
Tea Co.	0.26	-0.50

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 29 for a description of the methodology used to construct this chart.

Top Ten Holdings
(as of 12/31/10)
Spartan Motors Inc.		1.0%
MGP Ingredients Inc.		1.0
Measurement Specialties Inc.		0.9
Kindred Healthcare Inc.		0.9
Alamo Group Inc.		0.9
Jazz Pharmaceuticals Inc.		0.8
EnergySolutions Inc.		0.8
Shutterfly Inc.		0.8
Digi International Inc.		0.8
MarineMax Inc.		0.8
Total (% of Net Assets)		8.7%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

Morningstar Ratings
Morningstar does not yet rate this Fund as it is less than 3 years old.

Portfolio Characteristics
(as of 12/31/10)
	Westcore Micro-Cap	Russell
	Opportunity Fund	Microcap® Index
Weighted Average Market Capitalization ($ Mil)	$395.0	$349.0
Price/Cash Flow (1 year trailing)	11.4x	13.3x
Price/Book Value	2.1x	2.4x
Price/Earnings (1 year trailing)	19.8x	21.5x
Number of Holdings	174	1,575
Portfolio Turnover Rate	107%	—

Please see page 30 for definition of terms.

         Sector Allocation

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations.

         Market Capitalization

* Total Investments for this chart excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

         Fund Strategy

Investing in equity securities of international small-cap companies that are poised for growth.

         Fund Management

John C. Fenley, CFA Portfolio Manager
Jeremy A. Duhon, CFA Portfolio Manager

CFA is a trademark owned by the CFA Institute.

         Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see pages 28 and 29 for index definitions.

         Average Annual Total Returns

					Since	Inception
	1 Year	3 Years	5 Years	10 Years	Inception	Date
Retail Class (WTIFX)	35.25%	4.32%	6.78%	5.74%	5.27%	12/15/1999
MSCI EAFE
Small-Cap Index®	22.05	-1.72	2.82	9.45	7.79
Lipper International	23.45	-2.10	5.72	9.52	7.03
Small-Cap Index

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 2.02%, Net: 1.51%

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. The performance data quoted does not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 90 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost.

Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

The Advisor and Administrators have contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses from April 30, 2010 until at least April 30, 2011, so that Net Annual Fund Operating Expenses as reported in the Fund’s Financial Highlights will be no more than 1.50% for the Fund’s Retail Class for such period. In addition, the Advisor has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses in the same proportion as for the Retail Class waivers/reimbursements plus reimbursing the Institutional class-specific other expenses until at least April 30, 2011. The Advisor and Administrators are not contractually bound to continue these waivers/reimbursements past April 30, 2011, however neither party is currently expecting to make any change in the waivers/reimbursements after April 30, 2011. However, you will be notified in writing if these waivers and/or reimbursements are discontinued or materially changed after April 30, 2011.

Investing in small-cap funds generally will be more volatile and loss of principal could be greater than investing in larger-cap funds.

Investing in foreign securities entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

         Manager Commentary

  Overall, stock markets around the world performed well in 2010, giving us confidence that the global economy remains healthy and is growing. Regional pockets of uncertainty remain, including Southern Europe, where countries such as Portugal are grappling with sovereign debt problems. However, other European countries, including Germany, are prospering from resumed global economic growth. The situation in Europe has started to slowly improve, as strong countries are playing a role in bailing out weaker countries plagued by over-indebtedness. The conclusion to Southern Europe’s sovereign debt problem remains uncertain. However, as bottom-up, fundamental investors, we focus on finding companies that we believe will perform well, regardless of the state of the economy.
  For the year, the Westcore International Frontier Fund provided positive results while strongly outperforming the benchmark MSCI EAFE Small-Cap Index. We attribute this outperformance to owning undervalued stocks that performed well operationally.
  Although the Fund’s top performing stocks in 2010 are both Australia-based, we believe strong operational performance rather than macro forces in Australia caused investors to push share prices higher. Debt collector Credit Corp Group Ltd. was the Fund’s best performer in 2010 with a year of strong growth in the number of accounts on payment arrangements as well as improvement in other key performance indicators. Cardno Ltd., an engineering consultant, was another strong performer for the year. In June 2010, the company announced two acquisitions in the U.S. environmental consultancy arena, which has seen double-digit growth and been largely unaffected by the economic downturn. Additionally, in the fourth quarter, the company announced expected six-month results that were strongly ahead of the previous six-month period.
  The Fund’s bottom two performers for the year are involved in the financial industry. Rather than underperforming due to issues specific to financial markets, we believe these companies faced temporary operational struggles that led to negative market sentiment. Fund holding Lon-don Capital Group Holdings PLC is an internet based financial services company specializing in trading financial instruments. Key performance indicators, such as new client account openings and trades per client, showed strong growth in 2010. However, lower market volatility relative to 2009 impacted revenues received per client. While this impacted profitability, we believe London Capital’s long-term prospects remain strong. Azimut Holding S.p.A is an asset management firm based in Italy. While the company has a track record of outperforming competitors in terms of inflows and performance, reported third quarter results disappointed investors. However, we remain excited about the company’s prospects in the long-term.
  For the most part, the Fund’s holdings performed in line or better than expected for the year. We feel that this operating momentum is poised to continue throughout 2011 as related data in terms of growth and demand are currently holding steady. We believe the growth from the Fund’s holdings coupled with attractive valuations should position the portfolio well for the long term.

Stock Performance
(for the year ended 12/31/10)
	Average	Contribution
Top 5 Stocks	Weight	to Return
Credit Corp Group Ltd.	5.18%	4.14%
Cardno Ltd.	5.53	3.77
Indutrade AB	3.30	2.70
Slater & Gordon Ltd.	4.87	2.52
Aeon Delight Co. Ltd.	3.86	2.40

Bottom 5 Stocks
Jumbo S.A.	0.19%	-0.34%
Point Inc.	1.95	-0.35
Metka S.A.	1.55	-0.42
Azimut Holding S.p.A.	1.45	-0.70
London Capital Group
Holdings PLC	2.26	-1.01

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 29 for a description of the methodology used to construct this chart.

Top Ten Holdings
(as of 12/31/10)
Credit Corp Group Ltd. [Australia]		7.3%
Cardno Ltd. [Australia]		6.9
Slater & Gordon Ltd. [Australia]		6.7
Aeon Delight Co. Ltd. [Japan]		4.8
Morgan Sindall Group PLC [United Kingdom] 4.8
Pico Far East Holdings Ltd. [Hong Kong]		4.6
IG Group Holdings PLC [United Kingdom]		4.5
CTS Eventim AG [Germany]		4.3
Diploma PLC [United Kingdom]		4.1
Mears Group PLC [United Kingdom]		3.9
Total (% of Net Assets)		51.9%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

Morningstar Ratings
		Number of Funds
	Morningstar	in Foreign
	Rating™	Small/Mid
	as of 12/31/10	Growth Category
Overall	«««	118
3 Year	««« ««	118
5 Year	«««	97
10 Year	««	52
Morningstar proprietary ratings reflect historical risk-adjusted performance as of 12/31/10 and are subject to change every month. Please see page 29 for more detail regarding Morningstar Ratings.

Portfolio Characteristics
(as of 12/31/10)	Westcore International	MSCI EAFE
	Frontier Fund	Small-CapIndex®
Weighted Average Market Capitalization ($ Mil)	$987.0	$1,814.0
Number of Countries Represented	17	30
Price/Earnings (1 year trailing)	16.8x	23.5x
Price/Book Value	3.4x	2.9x
Number of Holdings	38	2,375
Portfolio Turnover Rate	44%	—
Please see page 30 for definition of terms.

         Sector Allocation

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations.

         Regional Allocation

Percentages are based on Total Net Assets

         Market Capitalization

* Total Investments for this chart excludes short-term investments, including money market mutual funds. Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

         Fund Strategy

A fixed-income fund investing in a wide variety of income-producing securities, primarily bonds and to a lesser extent convertible bonds, and equity securities.

         Fund Management

Mark R. McKissick, CFA Portfolio Manager
Troy A. Johnson, CFA Portfolio Manager

CFA is a trademark owned by the CFA Institute.

         Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see pages 28 and 29 for index definitions.

         Average Annual Total Returns

	1	3	5	10	Since	30-Day	Incep.
	Year	Years	Years	Years	Incep.	SEC Yield	Date
Retail Class (WTLTX)	12.71%	3.41%	4.05%	6.18%	7.74%	5.60%	6/1/1988
Institutional Class (WILTX)	12.79	3.52	4.11	6.21	7.75	4.65	9/28/2007
Barclays Capital U.S.
Corporate High Yield Ba Index	14.53	11.33	9.09	8.67	9.12	—
Westcore Flexible Income Fund
Custom Index	14.53	11.33	9.09	8.67	9.24	—
Lipper High Current
Yield Index	14.91	6.92	6.58	6.67	7.14	—

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 0.93%, Net: 0.87%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 4.00%, Net: 0.74%

30-Day SEC Yield figures reflect all fee waivers and expense reimbursements. Without the absorption of these fee waivers and/or expense reimbursements, the figures would have been 5.49% for the retail class and 2.57% for the institutional class.

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. The performance data quoted does not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 90 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost.

Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

The Advisor and Administrators have contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses from April 30, 2010 until at least April 30, 2011, so that Net Annual Fund Operating Expenses as reported in the Fund’s Financial Highlights will be no more than 0.85% for the Fund’s Retail Class for such period. In addition, the Advisor has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses in the same proportion as for the Retail Class waivers/reimbursements plus reimbursing the Institutional class-specific other expenses until at least April 30, 2011. The Advisor and Administrators are not contractually bound to continue these waivers/reimbursements past April 30, 2011, however neither party is currently expecting to make any change in the waivers/reimbursements after April 30, 2011. However, you will be notified in writing if these waivers and/or reimbursements are discontinued or materially changed after April 30, 2011.

Westcore Flexible Income Fund may invest in high-yield/high-risk bonds which are subject to greater levels of liquidity risk.

         Manager Commentary

  While there were a few short lived pull-backs in valuation during 2010, the high yield market was exceptionally strong. Record primary issuance was met by overwhelming demand through consistent inflows into high-yield funds. The market strength continued through the end of the year as spreads versus Treasuries compressed, offsetting the dramatic move higher in Treasury yields over the final quarter. The overall high yield market traded at near record low yield levels throughout the second half of 2010, but we believe still offered reasonable yield advantage versus Treasuries; particularly in the case of BB rated credits which is our preferred rating level for high-yield investments in the Westcore Flexible Income Fund.
  The Westcore Flexible Income failed to keep pace with its benchmark the Barclays Capital U.S. Corporate High Yield Ba Index, during 2010. The Fund led the benchmark on a year to date basis prior to the more pronounced rally in high yield valuations that began in September. The underperformance of the Fund during the last four months was driven by what we believe to be continued momentum-based performance by certain issues we judge to be high risk and thus underweighted in the Fund. We have chosen to continue to avoid these bonds due to our focus on capital preservation and our determination of an issuer’s long term competitive advantage. These higher risk issuers, including hybrid financials and specific insurance issuers, performed exceedingly well throughout 2010 and comprise a significant portion of the benchmark index.
  As of year-end, we maintained the Fund’s overweight in energy and REIT bonds. These core industry concentrations are illustrative of our focus on issuers with large tangible asset bases relative to their debt loads. We feel that “hard” assets provide a company more flexibility to deal with refinancing issues and liquidity needs as they arise throughout a credit cycle. The Fund’s overweight of the metals and mining space has been, at least temporarily, reduced. Two of our larger positions in that industry, Teck Resources and Freeport McMoran, were upgraded to investment grade during the year and we sold them during the fourth quarter due to valuation considerations. A number of the Fund’s holdings continued to benefit from improving credit profiles and refinancing activity, which in turn contributed positively to performance.
  During a period of excess liquidity and benign default rates, we believe investors will tend to reach for yield while placing analysis of risk aside. While the recent market environment can offset this shortcoming, we remain more cautious of the low absolute yields being offered by lower-rated companies and the limited upside available in such bonds.
  We are confident in our focus on disciplined credit analysis and appropriate yield compensation to hold issuers though a complete business cycle. We also believe this focus aids in the preservation of capital should the market shift to a negative environment or softening economic outlook.

Top Ten Corporate Credit Exposure
(as of 12/31/10)
Forest Oil Corp.		3.7%
Las Vegas Sands		3.7
Omega Healthcare		3.6
Host Marriott		3.5
Aramark Corp.		3.5
Tuckahoe Credit Lease		2.9
Berkshire Hathaway/Zurich Reinsurance 2.6
Southwestern Energy Company		2.5
Pride International Inc.		2.5
Range Resources Corp.		2.5
Total (% of Net Assets)		31.0%

Percentages represent the Fund’s aggregate holdings in the same corporate issuer and its affiliates. Top Ten Corporate Credit Exposure are subject to change.There are no guarantees that the Fund will continue to remain invested in any particular security or issuer.

Morningstar Ratings
		Number
		of Funds in
	Morningstar	High Yield
	Rating™	Bond
	as of 12/31/10	Category
Overall	««	512
3 Year	««	512
5 Year	«	434
10 Year	««	291

Morningstar Ratings shown represent the Retail Class. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 12/31/10 and are subject to change every month.

Please see page 29 for more detail regarding Morningstar Ratings.

Portfolio Characteristics
(as of 12/31/10)
		Barclays Capital U.S.
	Westcore Flexible	Corporate High
	Income Fund	Yield Ba Index
Modified Duration	4.5 years	4.9 years
Effective Maturity	6.1 years	7.8 years
Number of Holdings	96	664
Portfolio Turnover Rate	38%	—
Please see page 30 for definitions of terms.

         Asset Allocation

Percentages are based on Total Net Assets.

         Ratings Allocation

Percentages are based on Total Investments. The ratings allocation reflects the Standard & Poor’s equivalent ratings category for the highest credit-quality rating assigned by either Standard & Poor’s or Moody’s.

         Maturity Allocation

Percentages are based on Total Investments. The Adviser to the Funds utilizes the expected maturity in presenting this information.

         Fund Strategy

A fixed-income fund focusing on investment quality bonds of varying maturities.

         Fund Management

Mark R. McKissick, CFA Portfolio Manager
 Lisa M. Snyder, CFA Portfolio Manager

CFA is a trademark owned by the CFA Institute.

         Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see pages 28 and 29 for index definitions.

         Average Annual Total Returns

	1	3	5	10	Since	30-Day
	Year	Years	Years	Years	Incep.	SEC Yield	Incep. Date
Retail Class (WTIBX)	7.22%	5.13%	5.33%	6.04%	6.78%	3.46%	6/1/1988
Institutional Class (WIIBX)	7.25	5.22	5.39	6.07	6.79	3.42	9/28/2007
Barclays Capital Aggregate
Bond Index	6.54	5.90	5.80	5.84	7.37	—
Lipper Intermediate
Investment Grade Index	8.62	5.76	5.44	5.55	6.71	—

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 0.82%, Net: 0.56%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 0.74%, Net: 0.45%

30-Day SEC Yield figures reflect all fee waivers and expense reimbursements. Without the absorption of these fee waivers and/or expense reimbursements, the figures would have been 3.20% for the retail class and 3.15% for the institutional class.

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www. westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. The performance data quoted does not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 90 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost.

Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

The Advisor and Administrators have contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses from April 30, 2010 until at least April 30, 2011, so that Net Annual Fund Operating Expenses as reported in the Fund’s Financial Highlights will be no more than 0.55% for the Fund’s Retail Class for such period. In addition, the Advisor has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses in the same proportion as for the Retail Class waivers/reimbursements plus reimbursing the Institutional class-specific other expenses until at least April 30, 2011. The Advisor and Administrators are not contractually bound to continue these waivers/reimbursements past April 30, 2011, however neither party is currently expecting to make any change in the waivers/reimbursements after April 30, 2011. However, you will be notified in writing if these waivers and/or reimbursements are discontinued or materially changed after April 30, 2011.

Westcore Plus Bond Fund may invest in high-yield/high-risk bonds which are subject to greater levels of liquidity risk.

Manager Commentary

  In the third quarter, the Federal Reserve announced another round of quantitative easing that commenced in the fourth quarter. In response, ten-year U.S. Treasury yields rose almost 1% from the lows in early October.
  We think it is important to remember that in volatile market periods such as those seen over the past several years, sentiment can change direction in a short period of time. The global markets were consumed by the European Crisis in May and then faced fears of a “double-dip” in economic growth in August. Now the stock market appears to be gaining strength, and interest rates are a notch higher as sentiment has turned positive. Generally, we think it will serve investors well to not attempt to time market sentiment but rather to continue to hold bonds in a balanced portfolio for diversification.
  Both U.S. Treasuries and the overall bond market posted positive returns for investors in 2010. The Barclays Capital Aggregate Index returned 6.54% for the year while the Treasuries component returned 5.87%. Intermediate- and long-maturity rates ended the year lower than they began, and so longer maturities outperformed shorter-dated bonds.
  In this environment, the Westcore Plus Bond Fund outperformed its benchmark in 2010. The Fund’s overweight in corporate bonds during the year was a positive for performance due to solid company credit profiles and strong demand for yield in the market. Holdings in the basic industry, consumer non-cyclical, and energy sectors were among the Fund’s best performing securities. An underweight coupled with our security selection in commercial mortgage-backed securities detracted from performance as it was the best performing sector in the market.
  The double-digit returns of high-yield bonds contributed strongly to the Fund’s performance. By the end of the fourth quarter, the Fund held approximately 13% in high yield bonds. Our strategy is to find high-yield bonds that are worthy of being longer term investments, so we favor BB-rated high-yield bonds over lower-rated CCC bonds.
  Mortgage-backed securities (MBS) lagged corporate and Treasury bonds year-over-year, and the Fund was underweight MBS.
  Portfolio interest rate exposure was targeted at neutral to the benchmark for most of the year, but as of period-end was slightly shorter than the benchmark given already low interest rates amid signs of economic improvement. We do not expect significantly higher rates in the near term. The overall fragility of the economic recovery leads us to anticipate interest rate volatility. We continue to hold some longer-maturity bonds in case the market experiences a move to lower yields. Longer term, economic recovery in the context of significant easing measures by the Federal Reserve may lead to rising rates. We will attempt to manage the Fund to further mitigate that risk.

Top Ten Corporate Credit Exposure
(as of 12/31/10)
Berkshire Hathaway		1.3%
Crown Castle Towers LLC		1.2
Teck Resources Ltd.		1.1
Washington REIT		1.1
Potlatch Corp.		1.0
Anheuser Busch		1.0
BP Capital Markets PLC		1.0
Ball Corp.		1.0
City National Corp.		1.0
GTP Towers LLC		1.0
Total (% of Net Assets)		10.7%

Percentages represent the Fund’s aggregate holdings in the same corporate issuer and its affiliates. Top Ten Corporate Credit Exposure are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular security or issuer.

Morningstar Ratings
		Number
		of Funds in
	Morningstar	Intermediate-
	Rating™	Term Bond
	as of 12/31/10	Category
Overall		1,026
3 Year		1,026
5 Year		878
10 Year		560

Morningstar Ratings shown represent the Retail Class. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 12/31/10 and are subject to change every month.

Please see page 29 for more detail regarding Morningstar Ratings.

Portfolio Characteristics
(as of 12/31/10)
	Westcore Plus	Barclays Capital
	Bond Fund	Aggregate Bond Index
Modified Duration	4.7 years	5.0 years
Effective Maturity	7.4 years	7.1 years
Number of Holdings	252	8,216
Portfolio Turnover Rate	45%	—
Please see page 30 for definitions of terms.

     Asset Allocation

Percentages are based on Total Net Assets.

Ratings Allocation

Percentages are based on Total Investments. The ratings allocation reflects the Standard & Poor’s equivalent ratings category for the highest credit-quality rating assigned by either Standard & Poor’s or Moody’s.

Maturity Allocation

Percentages are based on Total Investments. The Adviser to the Funds utilizes the expected maturity in presenting this information.

         Fund Strategy

A Colorado municipal bond fund focusing on federal and state tax-exempt income primarily through investments in investment-grade quality bonds of intermediate maturity.

         Fund Management

Thomas B. Stevens, CFA Portfolio Manager
Kenneth A. Harris, CFA Portfolio Manager

CFA is a trademark owned by the CFA Institute.

         Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see pages 28 and 29 for index definitions.

         Average Annual Total Returns

	1	3	5	10	Since	30-Day	Incep.
	Year	Years	Years	Years	Incep.	SEC Yield	Date
Retail Class (WTCOX)	1.77%	3.59%	3.52%	3.84%	4.87%	3.56%	6/1/1991
Lehman Brothers 10-Year
Municipal Debt Index	4.04	5.08	4.85	5.15	6.18	—
Lipper Intermediate
Municipal Debt Index	2.42	3.68	3.62	4.04	4.93	—

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 0.91%, Net: 0.66%

30-Day SEC Yield figure reflects all fee waivers and expense reimbursements. Without the absorption of these fee waivers and/or expense reimbursements, the figure would have been 3.35%.

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. The performance data quoted does not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 90 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost.

Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

The Advisor and Administrators have contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses from April 30, 2010 until at least April 30, 2011, so that Net Annual Fund Operating Expenses as reported in the Fund’s Financial Highlights will be no more than 0.65% for the Fund’s Retail Class for such period. In addition, the Advisor has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses in the same proportion as for the Retail Class waivers/reimbursements plus reimbursing the Institutional class-specific other expenses until at least April 30, 2011. The Advisor and Administrators are not contractually bound to continue these waivers/reimbursements past April 30, 2011, however neither party is currently expecting to make any change in the waivers/ reimbursements after April 30, 2011. However, you will be notified in writing if these waivers and/or reimbursements are discontinued or materially changed after April 30, 2011.

Westcore Colorado Tax-Exempt Fund invests primarily in instruments issued by or on behalf of one state and generally will be more volatile and loss of principal could be greater due to state specific risk.

         Manager Commentary

  Reversing the downward trend in municipal bond yields that took place over the first half of 2010, interest rates on municipal securities spiked higher in the last six months. Consequently, for the calendar year, the ten-year yield was only modestly lower than on December 31, 2009. The yield curve continued to steepen during the last six months as Federal Reserve accommodative policies kept short-term interest rates anchored while notes on longer-dated maturities rose.
  Rising U.S. Treasury yields, extension of the Bush-era tax cuts, elimination of the Build America Bonds (BAB) program, perceptions of a higher inflation environment, and a shift in investor preference from fixed income to equity securities all contributed to the massive redemptions from municipal bond funds, especially after the November elections. Also, weighing on the municipal debt market during the second half were widely-circulated rumors of credit defaults and concerns local municipalities could not meet their interest and principal debt obligations. While many state and local municipalities have struggled with budget shortfalls, many municipal security analysts have indicated the rhetoric is exaggerated. Nonetheless, media attention to such deficits reinforces a preference for asset classes other than municipal bonds.
  The Westcore Colorado Tax-Exempt Fund’s performance for 2010 trailed its benchmark, the Barclay’s Capital 10-Year Municipal Bond Index. The Fund’s modified duration was extended during the second half of the year, which detracted from performance. In addition, as a Colorado-only municipal bond fund, the Fund had limited exposure to sectors of the national municipal market that exhibited positive excess returns. Specifically, housing and lease revenue issues did well, as did “Baa” rated securities. The Fund’s relatively larger exposure to “AA” rated credits subtracted from total overall returns.
  Colorado’s budget constraints remain a challenge. The state faces nearly a $1 billion shortfall over the next fiscal year ending June 30, 2012 as federal stimulus funds and a multitude of one-time revenue sources cease. However, we are encouraged by Colorado voters’ rejection of Amendments 60 and 61 and Proposition 101 in the November election. This left Colorado’s legislature and governor with more options for balancing the State’s budget. Economic hurdles persist, however as Colorado faces an environment of falling tax receipts. In our opinion, moderate economic growth for the state of between 3.0 and 3.5%, as projected by analysts, could stimulate additional job growth, thereby improving state revenues.
  While the Fund began experiencing net redemptions in December, we intend to maintain its cash equivalent position in the 2 to 3% range to avoid forced sales. Despite the changing investment environment, the philosophy and strategies of the Fund remain unchanged. During these difficult times for municipalities, we intend to continue our emphasis of coupons of 5% or higher due to the incremental income. We believe such securities possess the most attractive opportunities in a rising interest rate environment.

Top Ten Holdings
(as of 12/31/10)	% of Net Assets
Eagle Garfield & Rout County SD Re-50J
5.00%, 12/1/2026	2.2%
Denver Health & Hospital Auth Rev
6.00%, 12/1/2031	1.8
Douglas County School District Re1
0.00%, 12/15/2015	1.5
Boulder County Open Space
5.00%, 1/1/2024	1.4
Jefferson County School District R-001
5.25%, 12/1/2024	1.4
Denver City & County School District #1
5.25%, 12/1/2025	1.4
Colorado Springs Utility Rev
5.00%, 11/15/2027	1.4
Platte River Power Auth Power Rev
5.00%, 6/1/2027	1.3
Brighton Water Activity Ent Rev
5.00%, 12/1/2029	1.3
Denver City & County Water Commrs
5.00%, 12/15/2029	1.3
Total (% of Net Assets)	15.0%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

Morningstar Ratings
Number
of Funds in
Morningstar	Muni Single
Rating™	State Interm
as of 12/31/10	Category
Overall «««	221
3 Year «««	221
5 Year «««	215
10 Year «««	173
Morningstar proprietary ratings reflect historical risk-adjusted performance as of 12/31/10 and are subject to change every month. Please see page 29 for more detail regarding Morningstar Ratings.
Portfolio Characteristics
(as of 12/31/10)
	Westcore Colorado	Barclays Capital 10-Year
	Tax-Exempt Fund	Municipal Bond Index
Modified Duration	6.0 years	7.6 years
Effective Maturity	7.3 years	9.9 years
Colorado Double Tax-Exempt Percentage
(excludes cash & cash equivalents)	100	—
Percentage of Holdings Subject to AMT	0	—
Number of Holdings	171	—
Portfolio Turnover Rate	6%	—
Please see page 30 for definition of terms.

         Ratings Allocation

Percentages are based on Total Investments. The ratings allocation reflects the Standard & Poor’s equivalent ratings category for the highest credit-quality rating assigned by either Standard & Poor’s or Moody’s.

         Maturity Allocation

Percentages are based on Total Investments. The Adviser to the Funds utilizes the expected maturity in presenting this information.

Disclosure of Fund Expenses (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs (such as the 2% fee on redemption of Fund shares made within 90 days of purchase); and (2) ongoing costs, including management fees and other Fund expenses. The examples on the next page are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on July 1, 2010 and held until December 31, 2010.

Actual Expenses. The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table on the next page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table on the next page are meant to highlight ongoing Fund costs only and do not reflect transaction costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expenses Paid During Period

With respect to Expenses Paid During the Period, as shown in the table on the next page, expenses are equal to the Fund’s annualized expense ratio, as shown below, multiplied by the average account value over the period, multiplied by the number of days in the last six months of the fiscal half-year, 184/365 (to reflect the half-year period). The annualized expense ratios for the last six months were as follows:

Fund	Retail Class	Institutional Class
Westcore Growth Fund	1.13%	0.94%
Westcore MIDCO Growth Fund	1.08%	0.92%
Westcore Select Fund	1.08%	N/A
Westcore Blue Chip Fund	1.15%	1.15%
Westcore Mid-Cap Value Fund	1.29%	N/A
Westcore Small-Cap Opportunity Fund	1.30%	1.25%
Westcore Small-Cap Value Fund	1.30%	1.16%
Westcore Micro-Cap Opportunity Fund	1.30%	N/A
Westcore International Frontier Fund	1.50%	N/A
Westcore Flexible Income Fund	0.85%	0.75%
Westcore Plus Bond Fund	0.55%	0.41%
Westcore Colorado Tax-Exempt Fund	0.65%	N/A

		Beginning Account	Ending Account	Expenses Paid
		Value	Value	During the Period
Fund		7/1/10	12/31/10	7/1/10 to 12/31/10
Westcore Growth Fund

Retail Class	Actual	$1,000.00	$1,283.50	$6.50
	Hypothetical (5% return before expenses)	$1,000.00	$1,019.51	$5.75
Institutional Class	Actual	$1,000.00	$1,284.30	$5.41
	Hypothetical (5% return before expenses)	$1,000.00	$1,020.47	$4.79
Westcore MIDCO Growth Fund
Retail Class	Actual	$1,000.00	$1,327.50	$6.34
	Hypothetical (5% return before expenses)	$1,000.00	$1,019.76	$5.50
Institutional Class	Actual	$1,000.00	$1,328.10	$5.40
	Hypothetical (5% return before expenses)	$1,000.00	$1,020.57	$4.69
Westcore Select Fund
Retail Class	Actual	$1,000.00	$1,326.00	$6.33
	Hypothetical (5% return before expenses)	$1,000.00	$1,019.76	$5.50
Westcore Blue Chip Fund
Retail Class	Actual	$1,000.00	$1,160.70	$6.26
	Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	$5.85
Institutional Class	Actual	$1,000.00	$1,160.20	$6.26
	Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	$5.85
Westcore Mid-Cap Value Fund
Retail Class	Actual	$1,000.00	$1,232.50	$7.26
	Hypothetical (5% return before expenses)	$1,000.00	$1,018.70	$6.56
Westcore Small-Cap Opportunity Fund
Retail Class	Actual	$1,000.00	$1,227.70	$7.30
	Hypothetical (5% return before expenses)	$1,000.00	$1,018.65	$6.61
Institutional Class	Actual	$1,000.00	$1,228.30	$7.02
	Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.36
Westcore Small-Cap Value Fund
Retail Class	Actual	$1,000.00	$1,244.10	$7.35
	Hypothetical (5% return before expenses)	$1,000.00	$1,018.65	$6.61
Institutional Class	Actual	$1,000.00	$1,245.30	$6.56
	Hypothetical (5% return before expenses)	$1,000.00	$1,019.36	$5.90
Westcore Micro-Cap Opportunity Fund
Retail Class	Actual	$1,000.00	$1,287.30	$7.49
	Hypothetical (5% return before expenses)	$1,000.00	$1,018.65	$6.61
Westcore International Frontier Fund
Retail Class	Actual	$1,000.00	$1,334.20	$8.83
	Hypothetical (5% return before expenses)	$1,000.00	$1,017.64	$7.63
Westcore Flexible Income Fund
Retail Class	Actual	$1,000.00	$1,074.30	$4.44
	Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	$4.33
Institutional Class	Actual	$1,000.00	$1,074.20	$3.92
	Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	$3.82
Westcore Plus Bond Fund
Retail Class	Actual	$1,000.00	$1,017.90	$2.80
	Hypothetical (5% return before expenses)	$1,000.00	$1,022.43	$2.80
Institutional Class	Actual	$1,000.00	$1,018.00	$2.09
	Hypothetical (5% return before expenses)	$1,000.00	$1,023.14	$2.09
Westcore Colorado Tax-Exempt Fund
Retail Class	Actual	$1,000.00	$992.60	$3.26
	Hypothetical (5% return before expenses)	$1,000.00	$1,021.93	$3.31

Index Definitions and Disclosures

All indices are unmanaged and index performance figures include reinvestment of dividends but do not reflect any fees, expenses or taxes. Investors cannot invest directly in an index.

The S&P 500 Index is comprised of 500 common stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value.

The Russell MidcapTM Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values than the threshold determined by the Frank Russell Company. The Russell Midcap companies are comprised of the 800 smallest companies in the Russell 1000 Index. The Russell 1000 Index consists of the 1,000 largest U.S. Incorporated companies based on total market capitalization.

The Russell MidcapTM Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index.

The Russell 1000®Growth Index measures the performance of the largest 1,000 firms in the Russell 3000 Index, which represents approximately 98% of the investable U.S. equity market.

The Russell 2000®Index measures the performance of the smallest 2,000 companies in the Russell 3000 Index. The Russell 3000 Index consists of the 3,000 largest U.S. incorporated companies based on total market capitalization.

The Russell 2000®Value Index measures the performance of companies within the Russell 2000 Index having lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable US equity market.

The Russell Microcap® Index measures the performance of the microcap segment of the U.S. equity market. It makes up less than 3% of the U.S. equity market. It includes 1,000 of the smallest securities in the Russell 2000 Index based on a combination of their market cap and current index membership and it includes the next 1,000 securities.

The MSCI EAFE Small-Cap Index® is a free float-adjusted market capitalization index that is designed to measure the performance of securities of small cap companies listed on the stock exchanges of 21 developed markets outside of North America with a full market capitalization range of US $200 million-$1.5 billion.

The Westcore Flexible Income Fund Custom Index is comprised of the Barclays Capital Long-Term Government/Corporate Bond Index from the Fund’s inception to 9/30/00 and the Barclays Capital U.S. Corporate High Yield Ba Index for the time period 10/1/00 to the most recent period end to reflect the change in the Fund’s investment strategy on 10/1/00. The Adviser believes that the Custom Index is the best benchmark measurement for historical performance over eight years.

The Barclays Capital U.S. Corporate High Yield Ba Index measures the performance of intermediate (1 to 10 year) U.S. high yield issues. It includes fixed-rate, noninvestment grade debt issues rated Ba1 or lower by Moody’s, rated BB+ or lower by S&P, rated below investment grade by Fitch Investor’s Service or if unrated previously held a high yield rating or have been associated with a high yield issuer, and must trade accordingly.

The Barclays Capital Aggregate Bond Index is a fixed income, market-value-weighted index generally representative of investment grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of at least one year.

The Barclays Capital 10-Year Municipal Bond Index includes investment grade (Moody’s Investor Services Aaa to Baa, Standard and Poor’s Corporation AAA to BBB) tax-exempt bonds with maturities between eight and twelve years.

The Municipal 20 Bond Buyer Index is comprised of yields of 20 general obligation municipal bonds published weekly by The Bond Buyer.

The Municipal 25 Bond Buyer Revenue Index is comprised of yields of 25 revenue bonds with 30-year maturities published weekly by The Bond Buyer.

The Lipper Large-Cap Growth Index is comprised of the 30 largest mutual funds in the Lipper Large-Cap Growth Funds classification.

The Lipper Mid-Cap Growth Index is comprised of the 30 largest mutual funds in the Lipper Mid-Cap Growth Funds classification.

The Lipper Large-Cap Core Index is comprised of the 30 largest mutual funds in the Lipper Large-Cap Core Funds classification.

The Lipper Mid-Cap Value Index is comprised of the 30 largest mutual funds in the Lipper Mid-Cap Value Funds classification.

The Lipper Small-Cap Core Index is comprised of the 30 largest mutual funds in the Lipper Small-Cap Core Funds classification.

The Lipper Small-Cap Value Index is comprised of the 30 largest mutual funds in the Lipper Small-Cap Value Funds classification.

The Lipper International Small-Cap Index is comprised of the 30 largest mutual funds in the Lipper International Small-Cap Funds classification.

The Lipper High Current Yield Index is comprised of the 30 largest mutual funds in the Lipper High Current Yield Funds classification.

The Lipper Intermediate Investment Grade Index is comprised of the 30 largest mutual funds in the Lipper Intermediate Investment Grade Debt Funds classification.

The Lipper Intermediate Municipal Debt Index is comprised of the 30 largest mutual funds in the Lipper Intermediate Municipal Debt Funds classification.

Russell Investments is the source and owner of the Russell Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. Russell Investments is not responsible for the formatting or configuration of this material or for any inaccuracy in Denver Investments’ presentation thereof. Standard & Poor’s is the source and owner of the S&P Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. Standard & Poor’s is not responsible for the formatting or configuration of this material or for any inaccuracy in Denver Investments’ presentation thereof.

MSCI Barra is the source and owner of the MSCI Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. MSCI Barra is not responsible for the formatting or configuration of this material or for any inaccuracy in Denver Investments’ presentation thereof.

Barclays Capital is the source and owner of the Barclays Capital Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. Barclays Capital is not responsible for the formatting or configuration of this material or for any inaccuracy in Denver Investments’ presentation thereof.

Lipper Inc. is the source and owner of the Lipper Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. Lipper Inc. is not responsible for the formatting or configuration of this material or for any inaccuracy in Denver Investments’ presentation thereof.

Top 5/Bottom 5 Stock Performance Calculation Methodology

The Calculation methodology used to construct this chart took into account consistently the weighting of every holding in the Fund that contributed to the Fund’s performance during the Measurement Period, and the Chart reflects consistently the results of the Calculation. The Calculation determined the contribution of each Fund holding by calculating the weight (i.e., percentage of the Total Investments) of each holding multiplied by the rate of return for that holding during 2010.

Morningstar Disclosures

©2010 Morningstar, Inc. All Rights Reserved. The information contained herein is: (1) proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

Morningstar proprietary ratings reflect historical risk-adjusted performance as of 12/31/10 and are subject to change every month. For each fund with at least a 3-year history, Morningstar calculates a rating based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive a Morningstar RatingTM of 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its 3-, 5- and 10-year (if applicable) Morningstar Rating metrics. During periods on which ratings are based, service providers of the Fund waived fees. This waiver had a material impact on the funds’ average annual returns. In the absence of fee waivers, performance would have been reduced.

Definitions of Terms

Credit Quality Rating – A rating of an individual bond as determined by a private, independent rating agency such as Standard & Poor’s or Moody’s. Credit quality ratings range from highest, “AAA” to lowest, “D”.

Duration – A generic description of the sensitivity of a bond’s price (as a percentage of initial price) to a change in yield.

EPS (Earnings per Share) Growth – Earnings per share is the portion of a company’s profit allocated to each outstanding share of common stock. EPS growth serves as an indicator of a company’s profitability.

Effective Maturity – A weighted average of the maturities of the bonds in a portfolio.

Emerging Markets – Westcore International Frontier Fund considers emerging market countries to be those countries that are neither U.S. nor developed countries.

Market Capitalization – The market capitalization represents the total value of a company or stock. It is calculated by multiplying the number of shares outstanding by the current price of one share.

Modified Duration – A duration measure in which it is assumed that yield changes do not change the expected cash flows.

Number of Holdings – The Number of Holdings presented excludes short-term investments including money market mutual funds.

Portfolio Turnover Rate – A percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding short-term investments) for the year and dividing it by the monthly average of the market value of the portfolio securities during the year.

Price to Book Value (P/B) Ratio – The P/B ratio is used to compare a company’s book value to its current market price. This ratio compares the market’s valuation of a company to the value of that company as indicated on its financial statements. The higher the ratio, the higher the premium the market is willing to pay for the company above its hard assets.

Price to Cash (P/C) Flow Ratio – The P/C flow ratio is a measure of a firm’s stock price relative to its financial performance. For a fund, the P/C flow ratio is the weighted average of all stocks held in the fund. It represents the amount an investor is willing to pay for a dollar generated from a particular company’s operations.

Price to Earnings (P/E) Ratio – The P/E ratio is a stock’s per share price divided by its per share earnings over a 12-month period. For a fund, the P/E ratio is the weighted average of all stocks held in the fund. The higher the P/E ratio, the more the market is willing to pay for each dollar of annual earnings.

SEC Yield – The SEC Yield is a standardized method of computing return on investment that the U.S. Securities and Exchange Commission (SEC) requires mutual funds to use when advertising their yields. Its objective is to allow a confusion-free comparison of the performance of different funds.

Weighted Average – An average that takes into account the proportional relevance of each component, rather than treating each component equally.

The business and affairs of the Funds are managed under the direction of the Trust’s Board of Trustees in accordance with the laws of the Commonwealth of Massachusetts and the Trust’s Amended and Restated Declaration of Trust. Information pertaining to the trustees and officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), are referred to as “Independent Trustees.” Trustees who are deemed to be interested persons of the Trust as defined in the 1940 Act are referred to as “Interested Trustees.” The Trust’s Statement of Additional Information includes additional information about the trustees and is available, without charge, upon request by calling toll free 800.392.CORE (2673).

Number of
Funds in Fund
		Term of Office		Complex
	Position(s) Held	and Length		Overseen by	Other Directorships
Name, Address and age (1)	with the Trust	of Time Served (2)	Principal Occupation(s)	Trustee (3)	Held by Trustee (4)
INTERESTED TRUSTEE
John A. DeTore, CFA (5)	Trustee	Since Dec. 31, 2009	▪ CIO, Denver Alternatives, (an investment	12	None
Age 52			management division of Denver Investments)
2009-present
▪ CEO/Founder, United Alpha, LLC, (investment
management) 2003-present
▪ CIO, GRT United Alpha, LLC, (investment
management) 2006-present
▪ Managing Director/Director of Strategic
R&D, Putnam Investments, (investment
management) 1999-2000
▪ Managing Director/Director of Quantitative
Analysis & Equity Product Development,
Putnam Investments, (investment
management) 1994-1999.
INDEPENDENT TRUSTEES
Jack D. Henderson	Chairman and	Since Dec. 12, 1985	▪ Attorney, Jack D. Henderson, Self-Employed	12	None
Age 83	Trustee		Attorney-at-Law, 1952-present.
Mary K. Anstine	Trustee	Since Feb. 22, 2006	▪ Retired, September 2004-present	12	Ms. Anstine is a Trustee
Age 70			▪ President/Chief Executive Officer, HealthOne		of ALPS ETF Trust (9
			Alliance (hospitals) 1994-2004		funds); ALPS Variable
			▪ Various positions leading to Executive Vice		Insurance Trust (1 fund);
			President, First Interstate Bank Corporation		Financial Investors
			and predecessors (banking) 1961-1994.		Trust (7 funds); Financial
Investors Variable
Insurance Trust (5
funds); and Reaves Utility
Income Fund (1 fund).
Rick A. Pederson(6)	Trustee	Since Feb. 13, 2007	▪ Principal, The Pauls Corporation (real estate	12	Mr. Pederson is a
Age 58			development) 2008-present		Trustee of ALPS ETF
			▪ Partner, Bow River Capital Partners (a private		Trust (9 funds).
equity investment manager) 2003-present
▪ President, Foundation Properties, Inc. (a real
estate investment management company)
1994-present
▪ Chairman, Ross Consulting Group (real estate
advisory services) 1982-present
(1)	Each trustee may be contacted by writing to the trustee, c/o Westcore Trust, 1290 Broadway, Suite 1100, Denver, Colorado 80203.
(2)	Each trustee holds offices for an indefinite term until the earliest of: (a) the election of his successor; (b) the date a trustee dies, resigns, or is removed, adjudged incompetent, or, having become incapacitated by illness or injury, is retired by the Board of Trustees in accordance with the Trust’s Amended and Restated Declaration of Trust; or (c) the Trust terminates.

(3)	The Fund Complex includes funds with a common investment adviser or an adviser which is an affiliated person. There are currently sixteen Funds in the Fund Complex, including twelve Westcore Funds, Blue Chip Value Fund, Inc., Dunham Small-Cap Value Fund, Columbia Variable Portfolio Partners Small-Cap Value Fund (formerly, RiverSource Partners Variable Portfolio Small-Cap Value Fund) and the Northern Trust Multi-Manager Small-Cap Fund, which are also advised by Denver Investments.

(4)	Directorships of companies required to report to the SEC under the 1934 Act (i.e., “public companies”) or other investment companies registered under the 1940 Act.
(5)	Mr. DeTore is deemed an “Interested Trustee” by virtue of serving as an officer of a division of Denver Investments.
(6)	Mr. Pederson also served as a director of ALPS Holdings, Inc., parent of ALPS Fund Services, Inc. and of ALPS Distributors, Inc., until September 30, 2005.

Number of
Funds in Fund
		Term of Office and		Complex
	Position(s) Held	Length		Overseen by	Other Directorships
Name, Address and age (1)	with the Trust	of Time Served (2)	Principal Occupation(s)	Trustee (3)	Held by Trustee (4)
INDEPENDENT TRUSTEES (continued)
James A. Smith	Trustee	Since Dec. 31, 2009	▪ Private Equity Consultant, 2003-present	12	None
Age 58			▪ Trustee, the Nature Conservancy, (non
profit) July 2007-present
▪ Chairman, Yellow Pages Group of New
Zealand (yellow pages) May 2007-May 2009
▪ Chairman and CEO, StellarOne Corp.,
(software development company) 2003
▪ Executive VP Consumer Markets, Qwest
Communications, (telecommunications
industry) 2001-2002
▪ President and CEO Qwest Dex, (yellow
pages) 1997-2001
▪ Various positions leading to Vice
President with US West and affiliated and
predecessor entities (telecommunications
industry) 1979-1997.
Douglas M. Sparks	Trustee	Since Dec. 31, 2009	▪ Retired, 2000-present	12	None
CPA (Inactive)			▪ General Manager, Mister Remo of
Age 67			California, Inc., (apparel manufacturing)
1998-2000
▪ Partner, Ernst & Young LLP, (public
accounting) 1981-1995
▪ Senior Manager, Ernst & Young LLP,
(public accounting) 1977-1981
▪ Staff Professional, Ernst & Young LLP,
(public accounting) 1968-1977.
Robert L. Stamp	Trustee,	Since Dec. 12, 1985	▪ Retired, 1995-Present	12	None
CPA (Inactive)	Vice Chairman		▪ Gates Corporation, (rubber manufacturer
Age 78			and supplier) 1967-1995
▪ Vice President of Finance and Treasurer
▪ 1978-1985
▪ Chief Financial Officer 1985-1995
▪ Financial Executive Institute, (professional
association) 1968-present
▪ Director 1981-1984
▪ Western Area Vice President 1983-1984
▪ Director Colorado Public Expenditures
Council, (professional association) 1981-1991
▪ Chairman 1986-1989
▪ Member US Chamber of Commercial
Economic Policy Comm., (professional
association) 1992-1995
Janice M. Teague, CPA	Trustee	Since Feb. 13, 2007	▪ Retired, June 2003-present	12	None
Age 57			▪ Vice President, Secretary and Assistant
Secretary, Berger Financial Group LLC,
(investment management) October 1996-
May 2003
▪ Vice President, Secretary and Assistant
Secretary, Berger Funds, (investment
management) September 1996-May 2003
▪ Vice President and Secretary, Berger
Distributors, LLC, (investment
management) August 1998-May 2003.
(1)	Each trustee may be contacted by writing to the trustee, c/o Westcore Trust, 1290 Broadway, Suite 1100, Denver, Colorado 80203.
(2)	Each trustee holds offices for an indefinite term until the earliest of: (a) the election of his successor; (b) the date a trustee dies, resigns, or is removed, adjudged incompetent, or, having become incapacitated by illness or injury, is retired by the Board of Trustees in accordance with the Trust’s Amended and Restated Declaration of Trust; or (c) the Trust terminates.

(3)	The Fund Complex includes funds with a common investment adviser or an adviser which is an affiliated person. There are currently sixteen Funds in the Fund Complex, including twelve Westcore Funds, Blue Chip Value Fund, Inc., Dunham Small-Cap Value Fund, Columbia Variable Portfolio Partners Small-Cap Value Fund (formerly, RiverSource Partners Variable Portfolio Small-Cap Value Fund) and the Northern Trust Multi-Manager Small-Cap Fund, which are also advised by Denver Investments.

(4)	Directorships of companies required to report to the SEC under the 1934 Act (i.e., “public companies”) or other investment companies registered under the 1940 Act.

Number of
Funds in Fund
Complex
	Position(s) Held	Term of Office and Length		Overseen by	Other Directorships
Name, Address and age (1)	with the Trust	of Time Served (2)	Principal Occupation(s)	Trustee (3)	Held by Trustee (4)
OFFICERS
Todger Anderson, CFA	President	Since Feb. 18, 2005	▪ Chairman, Denver Investments, January	N/A	N/A
Age 66			2005-present; prior thereto, President
Denver Investments			and Director of Portfolio Management,
1225 17th Street-26th Fl.			Denver Investment Advisors, Inc.
Denver, Colorado 80202			▪ Portfolio Manager, Westcore MIDCO
Growth Fund, August 1986-May 2005
▪ Portfolio Co-Manager, Westcore Select
Fund, December 2001-May 2005.
Jasper R. Frontz,	Treasurer	Since Feb. 12, 1997	▪ Treasurer, November 1997-present and	N/A	N/A
CPA, CFA			Chief Compliance Officer September
Age 42	Chief	Since Sep. 29, 2004	2004-present, Blue Chip Value Fund,
Denver Investments	Compliance		Inc. (mutual fund)
1225 17th Street-26th Fl.	Officer		▪ Vice President, May 2000-present, and
Denver, Colorado 80202			Director of Mutual Fund Administration,
June 1997-present, Denver Investments
▪ Registered Representative, ALPS
Distributors, Inc., 1995-present.

Patrick D. Buchanan	Assistant	Since May 21, 2008	▪ Senior Fund Controller, ALPS Fund	N/A	N/A
Age 39	Treasurer		Services, Inc. since October 2007
ALPS Fund Services, Inc.			▪ Director of Accounting, Madison
1290 Broadway,			Capital Management LLC, (investment
Suite 1100			management) February 2005-
Denver, CO 80203			October 2007
▪ Manager of Fund Accounting, Janus
Capital Group, (investment management)
August 2003-February 2005.

Paul F. Leone	Secretary	Since May 26, 2010	▪ Assistant General Counsel, ALPS Fund	N/A	N/A
Age 46			Services, Inc., since April 2010
ALPS Fund Services, Inc.			▪ Deputy Chief Compliance Officer, Old Mu-
1290 Broadway,			tual Capital, October 2005-December 2009
Suite 1100			▪ General Counsel/Chief Compliance
Denver, CO 80203			Officer, Wisconsin Capital Management,
January 2003-October 2005
▪ Senior Staff Attorney, INVESCO Funds
Group, May 1997-June 2002.
(1)	Each trustee may be contacted by writing to the trustee, c/o Westcore Trust, 1290 Broadway, Suite 1100, Denver, Colorado 80203.
(2)	Each trustee holds offices for an indefinite term until the earliest of: (a) the election of his successor; (b) the date a trustee dies, resigns, or is removed, adjudged incompetent, or, having become incapacitated by illness or injury, is retired by the Board of Trustees in accordance with the Trust’s Amended and Restated Declaration of Trust; or (c) the Trust terminates.

(3)	The Fund Complex includes funds with a common investment adviser or an adviser which is an affiliated person. There are currently sixteen Funds in the Fund Complex, including twelve Westcore Funds, Blue Chip Value Fund, Inc., Dunham Small-Cap Value Fund, Columbia Variable Portfolio Partners Small-Cap Value Fund (formerly, RiverSource Partners Variable Portfolio Small-Cap Value Fund) and the Northern Trust Multi-Manager Small-Cap Fund, which are also advised by Denver Investments.

(4)	Directorships of companies required to report to the SEC under the 1934 Act (i.e., “public companies”) or other investment companies registered under the 1940 Act.

Intentionally Left Blank

STATEMENTS OF INVESTMENTS

Westcore Growth Fund	36

Westcore MIDCO Growth Fund	38

Westcore Select Fund	40

Westcore Blue Chip Fund	41

Westcore Mid-Cap Value Fund	43

Westcore Small-Cap Opportunity Fund	45

Westcore Small-Cap Value Fund	47

Westcore Micro-Cap Opportunity Fund	49

Westcore International Frontier Fund	52

Westcore Flexible Income Fund	55

Westcore Plus Bond Fund	59

Westcore Colorado Tax-Exempt Fund	66

Common Abbreviations	71

STATEMENTS OF ASSETS AND LIABILITIES	72

STATEMENTS OF OPERATIONS	74

STATEMENTS OF CHANGES IN NET ASSETS	76

FINANCIAL HIGHLIGHTS	80

NOTES TO FINANCIAL STATEMENTS	90

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	107

SHAREHOLDER TAX INFORMATION	108

OTHER IMPORTANT INFORMATION	109

WESTCORE GROWTH FUND AS OF DECEMBER 31, 2010

	Shares	Market Value
COMMON STOCKS		99.82%
Consumer Discretionary		14.79%
Auto Components		1.61%
Johnson Controls Inc.	47,050	$1,797,310

Hotels, Restaurants
& Leisure		4.74%
Carnival Corp.	29,650	1,367,161
Darden Restaurants Inc.	25,320	1,175,861
InterContinental Hotels
Group PLC - ADR
(United Kingdom)	69,100	1,363,343
Las Vegas Sands Corp.**	30,607	1,406,392
		5,312,757

Internet & Catalog Retail		2.87%
Amazon.com Inc.**	11,280	2,030,400
Priceline.com Inc.**	2,970	1,186,664
		3,217,064

Media		1.24%
CBS Corp. - Class B	72,950	1,389,697

Multiline Retail		0.86%
Nordstrom Inc.	22,675	960,966

Specialty Retail		2.22%
Home Depot Inc.	34,180	1,198,351
Ltd. Brands Inc.	41,730	1,282,363
		2,480,714

Textiles, Apparel &
Luxury Goods		1.25%
Coach Inc.	25,300	1,399,343

Total Consumer Discretionary
(Cost $12,404,410)		16,557,851

Consumer Staples		2.85%
Personal Products		2.85%
The Estee Lauder Cos.
Inc. - Class A	15,000	1,210,500
Herbalife Ltd.
(Cayman Islands)	28,900	1,975,893
		3,186,393

Total Consumer Staples
(Cost $2,491,902)		3,186,393

Energy		12.51%
Energy Equipment & Services		6.16%
Core Laboratories N.V.
(Netherlands)	11,191	996,559
Halliburton Co.	46,062	1,880,711
Schlumberger Ltd.	48,160	4,021,360
		6,898,630

	Shares	Market Value
Oil, Gas & Consumable Fuels		6.35%
Anadarko Petroleum Corp.	11,800	$898,688
Chevron Corp.	17,900	1,633,375
Continental Resources Inc.**	28,070	1,651,920
Occidental Petroleum
Corp.	15,817	1,551,648
Pioneer Natural
Resources Co.	15,860	1,376,965
		7,112,596

Total Energy
(Cost $11,003,261)		14,011,226

Financials		7.32%
Capital Markets		4.42%
Affiliated Managers Group
Inc.**	9,100	902,902
Ameriprise Financial Inc.	16,600	955,330
BlackRock Inc.	5,200	991,016
Goldman Sachs Group Inc.	6,870	1,155,259
Invesco Ltd.	39,260	944,596
		4,949,103

Consumer Finance		0.73%
Discover Financial
Services	43,800	811,614

Diversified Financial
Services		2.17%
JPMorgan Chase & Co.	57,361	2,433,254

Total Financials
(Cost $6,892,395)		8,193,971

Healthcare		9.07%
Biotechnology		4.70%
Alexion Pharmaceuticals
Inc.**	26,010	2,095,105
Celgene Corp.**	26,810	1,585,543
United Therapeutics
Corp.**	25,080	1,585,558
		5,266,206

Healthcare Equipment
& Supplies		0.89%
Varian Medical Systems
Inc.**	14,410	998,325

Healthcare Providers
& Services		2.19%
Express Scripts Inc.**	31,200	1,686,360
Humana Inc.**	14,040	768,550
		2,454,910

Pharmaceuticals		1.29%
Allergan Inc.	20,999	1,442,001

	Shares	Market Value
Total Healthcare
(Cost $8,555,145)		$10,161,442

Industrials		14.83%
Aerospace & Defense		4.97%
Honeywell International
Inc.	29,620	1,574,599
Precision Castparts Corp.	8,329	1,159,480
TransDigm Group Inc.**	11,803	849,934
United Technologies Corp.	25,107	1,976,423
		5,560,436

Electrical Equipment		2.58%
AMETEK Inc.	24,000	942,000
Cooper Industries PLC	20,370	1,187,367
Emerson Electric Co.	13,220	755,788
		2,885,155

Industrial Conglomerates		0.82%
Siemens AG - ADR
(Germany)	7,400	919,450

Machinery		4.55%
Caterpillar Inc.	27,090	2,537,249
Deere & Co.	14,100	1,171,005
Parker Hannifin Corp.	16,110	1,390,293
		5,098,547

Road & Rail		1.91%
Norfolk Southern Corp.	34,140	2,144,675

Total Industrials
(Cost $12,460,976)		16,608,263

Information Technology		31.13%
Computers & Peripherals		11.85%
Apple Inc.**	24,337	7,850,143
EMC Corp.**	119,180	2,729,222
NetApp Inc.**	48,950	2,690,292
		13,269,657

Internet Software
& Services		4.51%
Google Inc. - Class A**	8,506	5,052,309

IT Services		4.06%
Cognizant Technology
Solutions Corp. -
Class A**	33,370	2,445,687
Teradata Corp.**	51,000	2,099,160
		4,544,847

Semiconductors &
Semiconductor Equipment		6.18%
Broadcom Corp. -
Class A	53,711	2,339,114

WESTCORE GROWTH FUND AS OF DECEMBER 31, 2010 (continued)

	Shares	Market Value
Cypress Semiconductor
Corp.**	68,639	$1,275,313
Marvell Technology Group
Ltd. (Bermuda)**	78,700	1,459,885
Skyworks Solutions Inc.**	64,520	1,847,207
		6,921,519

Software		4.53%
Oracle Corp.	111,100	3,477,430
VMware Inc. - Class A**	17,900	1,591,489
		5,068,919

Total Information Technology
(Cost $19,332,472)		34,857,251

Materials		6.38%
Chemicals		1.87%
FMC Corp.	15,600	1,246,284
Potash Corp. of
Saskatchewan Inc.
(Canada)	5,500	851,565
		2,097,849

Metals & Mining		4.51%
Freeport-McMoRan
Copper & Gold Inc.	16,700	2,005,503
Rio Tinto PLC - ADR
(United Kingdom)	19,600	1,404,536
Walter Energy Inc.	12,800	1,636,352
		5,046,391

Total Materials
(Cost $6,028,037)		7,144,240

Telecommunication Services		0.94%
Wireless Telecommunication
Services		0.94%
American Tower
Corp. - Class A**	20,300	1,048,292

Total Telecommunication Services
(Cost $963,742)		1,048,292

Total Common Stocks
(Cost $80,132,340)		111,768,929

MONEY MARKET MUTUAL FUNDS		0.62%

Fidelity Institutional Money
Market Government
Portfolio - Class I
(7 Day Yield 0.031%)	689,578	689,578

Total Money Market Mutual Funds
(Cost $689,578)		689,578

		Market Value
Total Investments
(Cost $80,821,918)	100.44% $	112,458,507

Liabilities in Excess
of Other Assets	(0.44%)	(493,780)

Net Assets	100.00%	$111,964,727

Westcore Growth Fund
Country Breakdown as of December 31, 2010
Country	Market Value	%
United States	$103,487,276	92.43%
United Kingdom	2,767,879	2.47%
Cayman Islands	1,975,893	1.77%
Bermuda	1,459,885	1.30%
Netherlands	996,559	0.89%
Germany	919,450	0.82%
Canada	851,565	0.76%
Total Investments	112,458,507	100.44%
Liabilities in Excess of
Other Assets	(493,780)	(0.44%)
Net Assets	$111,964,727	100.00%

Please note the country breakdown is based on the company headquarters and is unaudited. All of the Fund’s investments are traded on U.S. exchanges.

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another. Sector and industry classifications are unaudited.

** Non-income producing security.

See Notes to Financial Statements.

WESTCORE MIDCO GROWTH FUND AS OF DECEMBER 31, 2010

	Shares	Market Value
COMMON STOCKS		98.01%
Consumer Discretionary		16.60%
Diversified Consumer Services		1.58%
Sotheby’s	51,400	$2,313,000

Hotels, Restaurants
& Leisure		1.09%
Darden Restaurants Inc.	34,200	1,588,248

Internet & Catalog Retail		3.37%
Expedia Inc.	87,600	2,197,884
Netflix Inc.**	15,500	2,723,350
		4,921,234

Media		0.79%
Sirius XM Radio Inc.**	703,500	1,153,740

Specialty Retail		5.44%
Guess? Inc.	15,100	714,532
Ross Stores Inc.	38,600	2,441,450
Signet Jewelers Ltd.
(Bermuda)**	72,800	3,159,520
TJX Companies Inc.	37,000	1,642,430
		7,957,932

Textiles, Apparel
& Luxury Goods		4.33%
Polo Ralph Lauren Corp.	17,100	1,896,732
VF Corp.	22,700	1,956,286
The Warnaco Group Inc.**	45,000	2,478,150
		6,331,168

Total Consumer Discretionary
(Cost $17,223,394)		24,265,322

Consumer Staples		4.39%
Beverages		0.55%
Dr Pepper Snapple Group
Inc.	22,700	798,132

Food & Staples Retailing		1.30%
BJ’s Wholesale
Club Inc.**	39,800	1,906,420

Food Products		0.70%
Mead Johnson
Nutrition Co.	16,300	1,014,675

Personal Products		1.84%
Herbalife Ltd.
(Cayman Islands)	39,400	2,693,778

Total Consumer Staples
(Cost $4,422,653)		6,413,005

	Shares	Market Value
Energy		7.47%
Energy Equipment
& Services		3.35%
Dril-Quip Inc.**	35,400	$2,751,288
Helmerich & Payne Inc.	44,200	2,142,816
		4,894,104

Oil, Gas & Consumable Fuels		4.12%
Bill Barrett Corp.**	74,800	3,076,524
SM Energy Co.	24,900	1,467,357
Whiting Petroleum Corp.**	12,700	1,488,313
		6,032,194

Total Energy
(Cost $8,557,475)		10,926,298

Financials		6.34%
Capital Markets		4.00%
Eaton Vance Corp.	62,500	1,889,375
T. Rowe Price Group Inc.	61,300	3,956,302
		5,845,677

Commercial Banks		1.33%
Comerica Inc.	46,200	1,951,488

Thrifts & Mortgage
Finance		1.01%
Washington Federal Inc.	86,900	1,470,348

Total Financials
(Cost $7,021,438)		9,267,513

Health Care		14.77%
Biotechnology		4.18%
Alexion Pharmaceuticals
Inc.**	23,100	1,860,705
Incyte Corp.**	126,200	2,089,872
United Therapeutics Corp.**	34,200	2,162,124
		6,112,701

Healthcare Equipment
& Supplies		3.94%
C.R. Bard Inc.	21,900	2,009,763
Varian Medical
Systems Inc.**	54,100	3,748,048
		5,757,811

Healthcare Providers
& Services		3.83%
Coventry Health Care
Inc.**	111,500	2,943,600
DaVita Inc.**	22,450	1,560,050
MEDNAX Inc.**	16,300	1,096,827
		5,600,477

	Shares	Market Value
Life Sciences Tools
& Services		1.84%
Waters Corp.**	34,600	$2,688,766

Pharmaceuticals		0.98%
Shire Pharmaceuticals -
ADR (Ireland)	19,900	1,440,362

Total Health Care
(Cost $16,299,501)		21,600,117

Industrials		15.52%
Electrical Equipment		5.27%
Cooper Industries PLC	39,400	2,296,626
Regal-Beloit Corp.	22,700	1,515,452
Rockwell Automation Inc.	33,400	2,395,114
Thomas & Betts Corp.**	31,100	1,502,130
		7,709,322

Machinery		7.10%
Ingersoll-Rand
PLC (Ireland)	34,200	1,610,478
Lincoln Electric
Holdings Inc.	33,800	2,206,126
Parker Hannifin Corp.	20,300	1,751,890
SPX Corp.	39,800	2,845,302
WABCO Holdings Inc.**	32,200	1,961,946
		10,375,742

Road & Rail		1.12%
Ryder System Inc.	31,100	1,637,104

Trading Companies
& Distributors		2.03%
WESCO International Inc.**	56,100	2,962,080

Total Industrials
(Cost $15,382,091)		22,684,248

Information Technology		27.51%
Electronic Equipment
Instruments & Components		2.16%
Dolby Laboratories
Inc. - Class A**	31,100	2,074,370
Itron Inc.**	19,500	1,081,275
		3,155,645

Internet Software
& Services		2.28%
Rackspace Hosting Inc.**	24,700	775,827
VeriSign Inc.	78,400	2,561,328
		3,337,155

IT Services		2.63%
Global Payments Inc.	25,100	1,159,871
Teradata Corp.**	65,300	2,687,748
		3,847,619

WESTCORE MIDCO GROWTH FUND AS OF DECEMBER 31, 2010 (continued)

	Shares	Market Value
Office Electronics		1.09%
Zebra Technologies
Corp. - Class A**	41,800	$1,587,982

Semiconductors &
Semiconductor Equipment		7.70%
Atheros Communications
Inc.**	31,100	1,117,112
Avago Technologies Ltd.
(Singapore)	52,100	1,483,287
Cypress Semiconductor
Corp.**	140,100	2,603,058
Marvell Technology
Group Ltd.
(Bermuda)**	137,300	2,546,915
Novellus Systems Inc.**	37,400	1,208,768
Silicon Laboratories Inc.**	49,800	2,291,796
		11,250,936

Software		11.65%
Autodesk Inc.**	76,000	2,903,200
Citrix Systems Inc.**	42,600	2,914,266
Intuit Inc.**	63,300	3,120,690
MICROS Systems Inc.**	46,600	2,043,876
Parametric Technology
Corp.**	44,900	1,011,597
Red Hat Inc.**	58,500	2,670,525
Rovi Corp.**	38,200	2,368,782
		17,032,936

Total Information Technology
(Cost $30,226,616)		40,212,273

Materials		5.41%
Chemicals		4.46%
Cytec Industries Inc.	41,400	2,196,684
FMC Corp.	20,300	1,621,767
Rockwood Holdings Inc.**	69,300	2,711,016
		6,529,467

Metals & Mining		0.95%
Compass Minerals
International Inc.	15,500	1,383,685

Total Materials
(Cost $5,622,699)		7,913,152

Total Common Stocks
(Cost $104,755,867)		143,281,928

Shares		Market Value
MONEY MARKET MUTUAL FUNDS		1.68%
Fidelity Institutional
Money Market
Government
Portfolio - Class I
(7 Day Yield 0.031%)	2,453,683	$2,453,683

Total Money Market Mutual Funds
(Cost $2,453,683)		2,453,683

Total Investments
(Cost $107,209,550)	99.69%	145,735,611

Other Assets in Excess of
Liabilities	0.31%	455,694

Net Assets	100.00%	$146,191,305

Westcore MIDCO Growth Fund
Country Breakdown as of December 31, 2010
Country	Market Value	%
United States	$132,801,271	90.84%
Bermuda	5,706,435	3.90%
Ireland	3,050,840	2.09%
Cayman Islands	2,693,778	1.84%
Singapore	1,483,287	1.02%
Total Investments	145,735,611	99.69%
Other Assets in
Excess of Liabilities	455,694	0.31%
Net Assets	$146,191,305	100.00%

Please note the country breakdown is based on the company headquarters and is unaudited. All of the Fund’s investments are traded on U.S. exchanges.

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another. Sector and industry classifications are unaudited.

** Non-income producing security.

See Notes to Financial Statements.

WESTCORE SELECT FUND AS OF DECEMBER 31, 2010

	Shares	Market Value
COMMON STOCKS		98.13%
Consumer Discretionary		20.65%
Diversified Consumer Services		3.62%
Sotheby’s	315,600	$14,202,000

Internet & Catalog Retail		7.03%
Expedia Inc.	522,700	13,114,543
Netflix Inc.**	82,200	14,442,540
		27,557,083

Specialty Retail		5.38%
Signet Jewelers Ltd.
(Bermuda)**	486,500	21,114,100

Textiles, Apparel
& Luxury Goods		4.62%
The Warnaco Group Inc.**	328,700	18,101,509

Total Consumer Discretionary
(Cost $72,228,831)		80,974,692

Consumer Staples		4.24%
Personal Products		4.24%
Herbalife Ltd.
(Cayman Islands)	243,300	16,634,421

Total Consumer Staples
(Cost $13,845,861)		16,634,421

Energy		8.62%
Energy Equipment & Services		4.07%
Helmerich & Payne Inc.	328,700	15,935,376

Oil, Gas &
Consumable Fuels		4.55%
Bill Barrett Corp.**	433,900	17,846,307

Total Energy
(Cost $29,683,686)		33,781,683

Financials		8.93%
Capital Markets		4.54%
T. Rowe Price Group Inc.	276,100	17,819,494

Commercial Banks		4.39%
Comerica Inc.	407,600	17,217,024

Total Financials
(Cost $30,041,258)		35,036,518

Health Care		12.78%
Healthcare Equipment & Supplies		5.05%
Varian Medical Systems
Inc.**	286,000	19,814,080

	Shares	Market Value
Healthcare Providers
& Services		4.94%
Coventry Health Care Inc.**	733,100	$19,353,840

Life Sciences Tools
& Services		2.79%
Waters Corp.**	141,000	10,957,110

Total Health Care
(Cost $45,932,303)		50,125,030

Industrials		11.64%
Electrical Equipment		3.04%
Thomas & Betts Corp.**	246,600	11,910,780

Machinery		3.11%
SPX Corp.	170,900	12,217,641

Trading Companies
& Distributors		5.49%
WESCO International Inc.**	407,600	21,521,280

Total Industrials
(Cost $37,869,861)		45,649,701

Information Technology		26.07%
Internet Software & Services		2.82%
VeriSign Inc.	338,600	11,062,062

IT Services		2.86%
Teradata Corp.**	272,900	11,232,564

Semiconductors &
Semiconductor Equipment		7.27%
Cypress Semiconductor
Corp.**	854,700	15,880,326
Marvell Technology
Group Ltd.
(Bermuda)**	680,500	12,623,275
		28,503,601

Software		13.12%
Citrix Systems Inc.**	203,810	13,942,642
Intuit Inc.**	263,000	12,965,900
Red Hat Inc.**	256,400	11,704,660
Rovi Corp.**	207,100	12,842,271
		51,455,473

Total Information Technology
(Cost $86,230,414)		102,253,700

Materials		5.20%
Chemicals		5.20%
Rockwood Holdings Inc.**	521,100	20,385,432

	Shares	Market Value
Total Materials
(Cost $16,526,024)		$20,385,432

Total Common Stocks
(Cost $332,358,238)		384,841,177

MONEY MARKET MUTUAL FUNDS		4.44%
Fidelity Institutional
Money Market
Government
Portfolio - Class I
(7 Day Yield 0.031%)	17,397,994	17,397,994

Total Money Market Mutual Funds
(Cost $17,397,994)		17,397,994

Total Investments
(Cost $349,756,232)	102.57%	402,239,171

Liabilities in Excess
of Other Assets	(2.57%)	(10,065,581)

Net Assets	100.00%	$392,173,590

Westcore Select Fund
Country Breakdown as of December 31, 2010
Country	Market Value	%
United States	$351,867,375	89.72%
Bermuda	33,737,375	8.61%
Cayman Islands	16,634,421	4.24%
Total Investments	402,239,171	102.57%
Liabilities in Excess
of Other Assets	(10,065,581)	(2.57%)
Net Assets	$392,173,590	100.00%

Please note the country breakdown is based on the company headquarters and is unaudited. All of the Fund’s investments are traded on U.S. exchanges.

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another. Sector and industry classifications are unaudited.

** Non-income producing security.

See Notes to Financial Statements.

WESTCORE BLUE CHIP FUND AS OF DECEMBER 31, 2010

	Shares	Market Value
COMMON STOCKS		100.19%
Basic Materials		9.24%
Chemicals		1.43%
Ecolab Inc.	10,000	$504,200

Forestry & Paper		4.33%
Ball Corp.	10,750	731,537
International Paper Co.	29,250	796,770
		1,528,307

Non-Ferrous Metals		2.25%
Freeport-McMoRan
Copper & Gold Inc.	6,600	792,594

Specialty Chemicals		1.23%
Agrium Inc. (Canada)	4,750	435,813

Total Basic Materials
(Cost $2,475,454)		3,260,914

Capital Goods		4.53%
Aerospace & Defense		2.54%
General Dynamics Corp.	6,600	468,336
Raytheon Co.	9,200	426,328
		894,664

Industrial Products		1.99%
ITT Corp.	13,500	703,485

Total Capital Goods
(Cost $1,138,081)		1,598,149

Commercial Services		5.45%
Business Products
& Services		2.89%
Quanta Services Inc.**	33,700	671,304
Xerox Corp.	30,100	346,752
		1,018,056

IT Services		1.29%
Computer Sciences Corp.	9,200	456,320

Transaction Processing		1.27%
The Western Union Co.	24,100	447,537

Total Commercial Services
(Cost $2,124,091)		1,921,913

Communications		4.53%
Networking		1.02%
Cisco Systems Inc.**	17,700	358,071

Telecomm Equipment
& Solutions		3.51%
QUALCOMM Inc.	12,600	623,574

	Shares	Market Value
Research In Motion Ltd.
(Canada)**	10,600	$616,178
		1,239,752
Total Communications
(Cost $1,600,113)		1,597,823

Consumer Cyclical		8.89%
Apparel & Footwear Manufacturing		3.25%
Nike Inc. - Class B	6,950	593,669
VF Corp.	6,400	551,552
		1,145,221

Department Stores		1.77%
Macy’s Inc.	24,700	624,910

Other Consumer Services		1.26%
Expedia Inc.	17,750	445,348

Recreation & Leisure		1.49%
Mattel Inc.	20,700	526,401

Restaurants		1.12%
Darden Restaurants Inc.	8,500	394,740

Total Consumer Cyclical
(Cost $2,376,012)		3,136,620

Consumer Staples		10.67%
Beverages: Non-Alcoholic		1.68%
Dr Pepper Snapple
Group Inc.	16,800	590,688

Consumer Products		2.48%
Colgate-Palmolive Co.	10,900	876,033

Food & Agricultural
Products		6.51%
Campbell Soup Co.	20,300	705,425
HJ Heinz Co.	14,600	722,116
Unilever N.V.
(Netherlands)	27,700	869,780
		2,297,321

Total Consumer Staples
(Cost $3,442,197)		3,764,042

Energy		11.13%
Exploration & Production		3.81%
Occidental Petroleum Corp.	13,700	1,343,970

Integrated Oils		4.59%
Exxon Mobil Corp.	7,800	570,336
Marathon Oil Corp.	28,300	1,047,949
		1,618,285

	Shares	Market Value
Oil Services		2.73%
Ensco PLC ADR
(United Kingdom)	9,800	$523,124
Noble Corp. (Switzerland)	12,300	439,971
		963,095
Total Energy
(Cost $2,444,731)		3,925,350

Interest Rate Sensitive		12.48%
Insurance/Real Estate Brokers		1.66%
AON Corp.	12,700	584,327

Money Center Banks		2.86%
JPMorgan Chase & Co.	23,800	1,009,596

Property Casualty Insurance		2.06%
ACE Ltd. (Switzerland)	11,700	728,325

Regional Banks		2.97%
PNC Financial Services
Group Inc.	9,700	588,984
SunTrust Banks Inc.	15,500	457,405
		1,046,389

Securities & Asset Management		1.98%
Goldman Sachs Group Inc.	4,150	697,864

Thrifts		0.95%
Annaly Capital
Management Inc.	18,800	336,896

Total Interest Rate Sensitive
(Cost $3,780,589)		4,403,397

Medical/Healthcare		10.94%
Medical Technology		1.83%
Zimmer Holdings Inc.**	12,050	646,844

Pharmaceuticals		9.11%
Abbott Laboratories	15,750	754,582
Amgen Inc.**	16,200	889,380
Forest Laboratories Inc.**	23,850	762,723
Pfizer Inc.	45,994	805,355
		3,212,040

Total Medical/Healthcare
(Cost $3,632,286)		3,858,884

Technology		11.63%
Computer Software		5.29%
Microsoft Corp.	34,000	949,280
Symantec Corp.**	54,900	919,026
		1,868,306

WESTCORE BLUE CHIP FUND AS OF DECEMBER 31, 2010 (continued)

	Shares	Market Value
PC’s & Servers		4.93%
Dell Inc.**	44,900	$608,395
International Business
Machines Corp.	7,700	1,130,052
		1,738,447

Semiconductors		1.41%
Intel Corp.	23,600	496,308

Total Technology
(Cost $3,522,072)		4,103,061

Transportation		4.73%
Railroads		4.73%
Norfolk Southern Corp.	14,750	926,595
Union Pacific Corp.	8,000	741,280
		1,667,875

Total Transportation
(Cost $1,015,987)		1,667,875

Utilities		5.97%
Independent Power		2.03%
Exelon Corp.	8,400	349,776
Public Service Enterprises
Group Inc.	11,500	365,815
		715,591

Integrated Gas & Electric		0.97%
Dominion Resources Inc.	8,000	341,760

Regulated Electric		2.97%
Edison International	19,100	737,260
Entergy Corp.	4,400	311,652
		1,048,912

Total Utilities
(Cost $1,880,958)		2,106,263

Total Common Stocks
(Cost $29,432,571)		35,344,291

MONEY MARKET MUTUAL FUNDS		0.72%
Fidelity Institutional
Money Market
Government
Portfolio - Class I
(7 Day Yield 0.031%)	252,716	252,716

Total Money Market Mutual Funds
(Cost $252,716)		252,716

	Market Value
Total Investments
(Cost $29,685,287)	100.91% $	35,597,007

Liabilities in Excess of
Other Assets	(0.91%)	(320,216)

Net Assets	100.00% $	35,276,791

Westcore Blue Chip Fund
Country Breakdown as of December 31, 2010
Country	Market Value	%
United States	$31,983,816	90.67%
Switzerland	1,168,296	3.31%
Canada	1,051,991	2.98%
Netherlands	869,780	2.47%
United Kingdom	523,124	1.48%
Total Investments	35,597,007	100.91%
Liabilities in Excess
of Other Assets	(320,216)	(0.91%)
Net Assets	$35,276,791	100.00%

Please note the country breakdown is based on the company headquarters and is unaudited. All of the Fund’s investments are traded on U.S. exchanges.

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another. Sector and industry classifications are unaudited.

** Non-income producing security.

See Notes to Financial Statements.

WESTCORE MID-CAP VALUE FUND AS OF DECEMBER 31, 2010

	Shares	Market Value
COMMON STOCKS		99.00%
Basic Materials		9.14%
Forestry & Paper		2.48%
International Paper Co.	25,700	$700,068
Packaging Corp. of America	17,400	449,616
		1,149,684

Other Materials (Rubber & Plastic)		3.96%
Crown Holdings Inc.**	29,250	976,365
Owens-Illinois Inc.**	28,100	862,670
		1,839,035

Precious Metals		1.54%
Hecla Mining Co.**	63,400	713,884

Specialty Chemicals		1.16%
Agrium Inc. (Canada)	5,900	541,325

Total Basic Materials
(Cost $2,379,069)		4,243,928

Capital Goods		6.20%
Electrical Equipment		1.97%
General Cable Corp.**	26,100	915,849

Industrial Products		4.23%
Avery Dennison Corp.	16,800	711,312
Harsco Corp.	25,400	719,328
ITT Corp.	10,200	531,522
		1,962,162

Total Capital Goods
(Cost $3,421,216)		2,878,011

Commercial Services		5.25%
Business Products & Services		3.45%
Quanta Services Inc.**	48,575	967,614
Xerox Corp.	54,981	633,381
		1,600,995

Environmental & Pollution Control		1.80%
Waste Connections Inc.	30,285	833,746

Total Commercial Services
(Cost $2,140,415)		2,434,741

Communications		2.06%
Telecomm Equipment & Solutions		2.06%
CommScope Inc.**	21,200	661,864
Plantronics Inc.	7,900	294,038
		955,902

Total Communications
(Cost $935,493)		955,902

	Shares	Market Value
Consumer Cyclical		11.92%
Apparel & Footwear Manufacturing		1.56%
VF Corp.	8,400	$723,912

Clothing & Accessories		4.09%
Abercrombie & Fitch Co. -
Class A	17,200	991,236
Polo Ralph Lauren Corp.	8,200	909,544
		1,900,780

Department Stores		2.25%
Macy’s Inc.	41,200	1,042,360

Motor Vehicle Parts		1.48%
Autoliv Inc. (Sweden)	8,700	686,778

Specialty Retail		2.54%
Signet Jewelers Ltd.
(Bermuda)**	27,200	1,180,480

Total Consumer Cyclical
(Cost $3,389,567)		5,534,310

Consumer Staples		5.61%
Beverages: Non-Alcoholic		1.58%
Dr Pepper Snapple Group Inc.	20,800	731,328

Food & Agricultural Products		4.03%
The J.M. Smucker Co.	13,000	853,450
Tyson Foods Inc. - Class A	59,050	1,016,841
		1,870,291

Total Consumer Staples
(Cost $2,273,124)		2,601,619

Energy		10.20%
Exploration & Production		4.70%
Forest Oil Corp.**	28,100	1,066,957
SM Energy Co.	18,900	1,113,777
		2,180,734

Oil Services		4.31%
Ensco PLC - ADR
(United Kingdom)	12,800	683,264
Noble Corp. (Switzerland)	16,200	579,474
Tidewater Inc.	13,700	737,608
		2,000,346

Refining & Marketing		1.19%
Holly Corp.	13,600	554,472

Total Energy
(Cost $3,498,793)		4,735,552

	Shares	Market Value
Interest Rate Sensitive		17.54%
Insurance/Real Estate Brokers		1.37%
AON Corp.	13,800	$634,938

Life & Health Insurance		4.57%
Reinsurance Group of
America Inc.	24,841	1,334,210
Unum Group	32,500	787,150
		2,121,360

Property Casualty Insurance		5.90%
Allied World Assurance
Co. Holdings Ltd.
(Switzerland)	11,600	689,504
Alterra Capital Holdings
Ltd. (Bermuda)	22,800	493,392
Axis Capital Holdings Ltd.
(Bermuda)	22,000	789,360
PartnerRe Ltd. (Bermuda)	9,540	766,539
		2,738,795

Regional Banks		3.83%
Comerica Inc.	18,800	794,112
SunTrust Banks Inc.	33,300	982,683
		1,776,795

Thrifts		1.87%
Annaly Capital
Management Inc.	48,500	869,120

Total Interest Rate Sensitive
(Cost $6,577,028)		8,141,008

Medical/Healthcare		7.74%
Healthcare Services		2.61%
Lincare Holdings Inc.	16,400	440,012
Omnicare Inc.	30,300	769,317
		1,209,329

Medical Technology		1.63%
Life Technologies Corp.**	13,630	756,465

Pharmaceuticals		3.50%
Cephalon Inc.**	11,800	728,296
Forest Laboratories Inc.**	28,100	898,638
		1,626,934

Total Medical/Healthcare
(Cost $2,985,622)		3,592,728

Real Estate Investment
Trusts (REITs)		6.65%
Forestry & Paper		1.04%
Rayonier Inc.	9,200	483,184

WESTCORE MID-CAP VALUE FUND AS OF DECEMBER 31, 2010 (continued)

	Shares	Market Value
Healthcare		1.56%
Senior Housing Properties
Trust	32,900	$721,826

Office Properties		4.05%
Alexandria Real Estate
Equities Inc.	8,500	622,710
Digital Realty Trust Inc.	11,000	566,940
Mack-Cali Realty Corp.	20,900	690,954
		1,880,604

Total Real Estate Investment Trusts (REITs)
(Cost $3,265,202)		3,085,614

Technology		4.75%
Computer Software		3.72%
Symantec Corp.**	46,600	780,084
Synopsys Inc.**	35,100	944,541
		1,724,625

Electronic Equipment		1.03%
Belden Inc.	13,000	478,660

Total Technology
(Cost $2,104,338)		2,203,285

Transportation		0.80%
Trucking, Shipping & Air Freight		0.80%
Diana Shipping Inc.
(Greece)**	31,000	372,620

Total Transportation
(Cost $686,242)		372,620

Utilities		11.14%
Gas Utilities		2.43%
UGI Corp.	35,755	1,129,143

Independent Power		1.23%
NRG Energy Inc.**	29,200	570,568

Integrated Gas & Electric		3.27%
CenterPoint Energy Inc.	63,635	1,000,342
NiSource Inc.	29,400	518,028
		1,518,370

Regulated Electric		4.21%
Edison International	24,500	945,700
Westar Energy Inc.	40,000	1,006,400
		1,952,100

Total Utilities
(Cost $4,514,399)		5,170,181

	Shares	Market Value
Total Common Stocks
(Cost $38,170,508)		$45,949,499

MONEY MARKET MUTUAL FUNDS		1.08%
Fidelity Institutional Money
Market Government
Portfolio - Class I
(7 Day Yield 0.031%)	500,718	500,718

Total Money Market Mutual Funds
(Cost $500,718)		500,718

Total Investments
(Cost $38,671,226)	100.08%	46,450,217

Liabilities in Excess of
Other Assets	(0.08%)	(37,225)

Net Assets	100.00%	$46,412,992

Westcore Mid-Cap Value Fund
Country Breakdown as of December 31, 2010
Country	Market Value	%
United States	$39,667,481	85.47%
Bermuda	3,229,771	6.96%
Switzerland	1,268,978	2.73%
Sweden	686,778	1.48%
United Kingdom	683,264	1.47%
Canada	541,325	1.17%
Greece	372,620	0.80%
Total Investments	46,450,217	100.08%
Liabilities in Excess of
Other Assets	(37,225)	(0.08%)
Net Assets	$46,412,992	100.00%

Please note the country breakdown is based on the company headquarters and is unaudited. All of the Fund’s investments are traded on U.S. exchanges.

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another. Sector and industry classifications are unaudited.

** Non-income producing security.

See Notes to Financial Statements.

WESTCORE SMALL-CAP OPPORTUNITY FUND AS OF DECEMBER 31, 2010

	Shares	Market Value
COMMON STOCKS		97.52%
Basic Materials		7.69%
Forestry & Paper		2.87%
KapStone Paper and
Packaging Corp.**	45,900	$702,270
Rock-Tenn Co. - Class A	14,900	803,855
		1,506,125

Precious Metals		2.77%
Hecla Mining Co.**	69,600	783,696
Thompson Creek Metals
Co. Inc. (Canada)**	45,400	668,288
		1,451,984

Specialty Chemicals		0.91%
OM Group Inc.**	12,400	477,524

Steel		1.14%
Schnitzer Steel Industries
Inc. - Class A	9,050	600,830

Total Basic Materials
(Cost $2,894,676)		4,036,463

Capital Goods		6.13%
Electrical Equipment		1.05%
General Cable Corp.**	15,695	550,737

Engineering & Construction		1.99%
EMCOR Group Inc.**	36,170	1,048,207

Industrial Products		3.09%
EnPro Industries Inc.**	39,000	1,620,840

Total Capital Goods
(Cost $2,064,045)		3,219,784

Commercial Services		7.32%
Business Products & Services		3.31%
CRA International Inc.**	26,900	632,419
Schawk Inc.	53,800	1,107,204
		1,739,623

Distributors & Wholesalers		1.67%
Central Garden &
Pet Co. - Class A**	88,900	878,332

Environmental & Pollution Control		2.34%
Waste Connections Inc.	44,565	1,226,874

Total Commercial Services
(Cost $3,191,133)		3,844,829

	Shares	Market Value
Communications		3.57%
Telecomm Equipment & Solutions		3.57%
CommScope Inc.**	23,740	$741,163
Syniverse Holdings Inc.**	36,700	1,132,195
		1,873,358

Total Communications
(Cost $1,182,416)		1,873,358

Consumer Cyclical		15.75%
Apparel & Footwear Manufacturers		1.30%
Wolverine World Wide Inc.	21,360	680,957

Clothing & Accessories		8.97%
AnnTaylor Stores Corp.**	23,200	635,448
The Cato Corp. - Class A	31,900	874,379
The Children’s Place
Retail Stores Inc.**	19,100	948,124
The Finish Line
Inc. - Class A	45,100	775,269
Kenneth Cole Productions
Inc. - Class A**	30,300	378,447
Perry Ellis
International Inc.**	18,200	499,954
Steven Madden Ltd.**	14,375	599,725
		4,711,346

Motor Vehicles		1.12%
Group 1 Automotive Inc.	14,100	588,816

Recreation & Leisure		3.48%
JAKKS Pacific Inc.**	44,000	801,680
Steiner Leisure Ltd.
(Bahamas)**	21,900	1,022,730
		1,824,410

Restaurants		0.88%
CEC Entertainment Inc.**	11,900	462,077

Total Consumer Cyclical
(Cost $5,410,666)		8,267,606

Consumer Staples		5.89%
Consumer Products		1.95%
Elizabeth Arden Inc.**	44,610	1,026,476

Food & Agricultural Products		3.94%
The Andersons Inc.	13,700	497,995
Calavo Growers Inc.	33,720	777,246
Cott Corp. (Canada)**	88,100	793,781
		2,069,022

Total Consumer Staples
(Cost $2,548,979)		3,095,498

	Shares	Market Value
Energy		6.06%
Exploration & Production		3.09%
Bill Barrett Corp.**	26,100	$1,073,493
GeoResources Inc.**	24,700	548,587
		1,622,080

Oil Services		2.97%
Cal Dive International Inc.**	163,700	928,179
Oil States
International Inc.**	9,860	631,927
		1,560,106

Total Energy
(Cost $2,856,304)		3,182,186

Interest Rate Sensitive		11.53%
Other Banks		3.25%
First Midwest Bancorp Inc.	55,900	643,968
FNB Corp.	53,500	525,370
PacWest Bancorp	25,010	534,714
		1,704,052

Property Casualty Insurance		2.35%
Alterra Capital Holdings
Ltd. (Bermuda)	31,010	671,056
The Hanover Insurance
Group Inc.	12,100	565,312
		1,236,368

Securities & Asset Management		2.22%
Investment Technology
Group Inc.**	36,700	600,779
National Financial
Partners Corp.**	42,000	562,800
		1,163,579

Specialty Finance		2.07%
First Cash Financial
Services Inc.**	35,160	1,089,609

Thrifts		1.64%
Anworth Mortgage
Asset Corp.	123,100	861,700

Total Interest Rate Sensitive
(Cost $5,015,673)		6,055,308

Medical/Healthcare		10.68%
Healthcare Services		4.35%
Centene Corp.**	33,450	847,623
LifePoint Hospitals Inc.**	21,900	804,825
Lincare Holdings Inc.	23,550	631,847
		2,284,295

WESTCORE SMALL-CAP OPPORTUNITY FUND AS OF DECEMBER 31, 2010 (continued)

	Shares	Market Value
Medical Products & Supplies		2.70%
Orthofix International N.V.
(Netherlands)**	23,750	$688,750
STERIS Corp.	20,020	729,929
		1,418,679

Medical Technology		1.92%
ZOLL Medical Corp.**	27,000	1,005,210

Pharmaceuticals		1.71%
Medicis Pharmaceutical
Corp. - Class A	33,500	897,465

Total Medical/Healthcare
(Cost $4,318,249)		5,605,649

Real Estate Investment
Trusts (REITs)		5.28%
Healthcare		1.37%
Cogdell Spencer Inc.	123,900	718,620

Multi-Family		1.02%
Associated Estates
Realty Corp.	35,100	536,679

Office		1.21%
BioMed Realty Trust Inc.	34,000	634,100

Office Industrial		0.84%
PS Business Parks Inc.	7,965	443,810

Retail Properties		0.84%
Retail Opportunity
Investments Corp.	44,600	441,986

Total Real Estate
Investment Trusts (REITs)
(Cost $2,347,616)		2,775,195

Technology		11.41%
Computer Software		6.36%
Blackbaud Inc.	19,500	505,050
Manhattan Associates
Inc.**	30,800	940,632
Net 1 UEPS Technologies
Inc. (South Africa)**	65,800	806,708
Parametric Technology
Corp.**	48,200	1,085,946
		3,338,336

Electronic Equipment		5.05%
Belden Inc.	36,250	1,334,725
Rofin-Sinar Technologies
Inc.**	37,150	1,316,596
		2,651,321

	Shares	Market Value
Total Technology
(Cost $4,468,668)		$5,989,657

Transportation		2.59%
Trucking, Shipping & Air Freight		2.59%
Marten Transport Ltd.	35,100	750,438
Tsakos Energy Navigation
Ltd. (Greece)	21,400	214,000
Ultrapetrol Bahamas Ltd.
(Bahamas)**	61,170	393,323
		1,357,761

Total Transportation
(Cost $1,573,961)		1,357,761

Utilities		3.62%
Gas Utilities		2.31%
South Jersey Industries Inc.	22,920	1,210,634

Regulated Electric		1.31%
Westar Energy Inc.	27,430	690,139

Total Utilities
(Cost $1,371,211)		1,900,773

Total Common Stocks
(Cost $39,243,597)		51,204,067

MONEY MARKET MUTUAL FUNDS		2.45%
Fidelity Institutional
Money Market
Government
Portfolio - Class I
(7 Day Yield 0.031%)	1,286,583	1,286,583

Total Money Market Mutual Funds
(Cost $1,286,583)		1,286,583

Total Investments
(Cost $40,530,180)	99.97%	52,490,650

Other Assets in Excess
of Liabilities	0.03%	14,404

Net Assets	100.00%	$52,505,054

Westcore Small-Cap Opportunity Fund
Country Breakdown as of December 31, 2010
Country	Market Value	%
United States	$47,232,013	89.96%
Canada	1,462,069	2.78%
Bahamas	1,416,053	2.70%
South Africa	806,708	1.53%
Netherlands	688,750	1.31%
Bermuda	671,057	1.28%
Greece	214,000	0.41%
Total Investments	52,490,650	99.97%
Other Assets in Excess
of Liabilities	14,404	0.03%
Net Assets	$52,505,054	100.00%

Please note the country breakdown is based on the company headquarters and is unaudited. All of the Fund’s investments are traded on U.S. exchanges.

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another. Sector and industry classifications are unaudited.

** Non-income producing security.

See Notes to Financial Statements.

WESTCORE SMALL-CAP VALUE FUND AS OF DECEMBER 31, 2010

	Shares	Market Value
COMMON STOCKS		96.08%
Basic Materials		10.01%
Chemicals		1.73%
Innophos Holdings Inc.	171,400	$6,184,112

Forestry & Paper		2.08%
Temple-Inland Inc.	349,700	7,427,628

Precious Metals		1.35%
Silvercorp Metals Inc.
(Canada)	377,100	4,838,193

Specialty Chemicals		1.70%
Cabot Corp.	161,100	6,065,415

Steel		3.15%
Schnitzer Steel
Industries
Inc. - Class A	86,900	5,769,291
Worthington
Industries Inc.	297,400	5,472,160
		11,241,451

Total Basic Materials
(Cost $24,736,553)		35,756,799

Capital Goods		4.04%
Electrical Equipment		4.04%
A.O. Smith Corp.	166,050	6,323,184
Franklin Electric
Co. Inc.	208,065	8,097,890
		14,421,074

Total Capital Goods
(Cost $12,360,115)		14,421,074

Commercial Services		3.98%
Business Products & Services		3.98%
Brink’s Co.	167,900	4,513,152
CDI Corp.	142,835	2,655,303
Ennis Inc.	215,810	3,690,351
Maximus Inc.	51,400	3,370,812
		14,229,618

Total Commercial Services
(Cost $13,248,458)		14,229,618

Communications		0.63%
Telecomm Equipment & Solutions		0.63%
Plantronics Inc.	60,020	2,233,944

Total Communications
(Cost $2,269,477)		2,233,944

	Shares	Market Value
Consumer Cyclical		12.73%
Clothing & Accessories		5.58%
Columbia Sportswear
Co.	102,900	$6,204,870
The Finish Line
Inc. - Class A	432,200	7,429,518
Stage Stores Inc.	362,660	6,288,524
		19,922,912

Consumer Durables		1.60%
The Toro Co.	92,900	5,726,356

Motor Vehicle Parts		2.17%
Cooper Tire & Rubber
Co.	329,100	7,760,178

Other Consumer Services		1.40%
Regis Corp.	301,300	5,001,580

Restaurants		1.98%
Bob Evans Farms Inc.	213,955	7,051,957

Total Consumer Cyclical
(Cost $34,028,989)		45,462,983

Consumer Staples		3.70%
Food & Agriculture Products		1.29%
Lancaster Colony Corp.	80,240	4,589,728

Home Products		2.41%
Tupperware Brands
Corp.	180,650	8,611,586

Total Consumer Staples
(Cost $8,777,283)		13,201,314

Energy		7.74%
Exploration & Production		4.17%
Berry Petroleum
Co. - Class A	89,200	3,898,040
Penn Virginia Corp.	203,000	3,414,460
SM Energy Co.	128,500	7,572,505
		14,885,005

Oil Services		2.41%
RPC Inc.	155,400	2,815,848
Tidewater Inc.	107,600	5,793,184
		8,609,032

Refining & Marketing		1.16%
Holly Corp.	101,500	4,138,155

Total Energy
(Cost $19,104,743)		27,632,192

	Shares	Market Value
Interest Rate Sensitive		23.19%
Life & Health Insurance		4.88%
American Equity
Investment Life
Holding Co.	578,550	$7,260,803
Protective Life Corp.	212,600	5,663,664
StanCorp Financial
Group Inc.	99,400	4,486,916
		17,411,383

Other Banks		7.40%
Community Bank
System Inc.	170,600	4,737,562
Fulton Financial Corp.	606,700	6,273,278
Trustmark Corp.	149,700	3,718,548
Westamerica Bancorp	120,320	6,674,150
Wintrust Financial
Corp.	152,200	5,027,166
		26,430,704

Property Casualty Insurance		5.34%
Alterra Capital
Holdings Ltd.
(Bermuda)	268,765	5,816,074
Endurance Specialty
Holdings Ltd.
(Bermuda)	120,000	5,528,400
Infinity Property &
Casualty Corp.	29,500	1,823,100
Platinum Underwriters
Holdings Ltd.
(Bermuda)	131,575	5,916,928
		19,084,502

Specialty Finance		2.06%
Cash America
International Inc.	199,560	7,369,751

Thrifts & Mortgage REITs		3.51%
Astoria Financial Corp.	401,000	5,577,910
MFA Financial Inc.	850,840	6,942,854
		12,520,764

Total Interest Rate Sensitive
(Cost $65,433,206)		82,817,104

Medical/Healthcare		7.82%
Healthcare Services		2.06%
Owens & Minor Inc.	249,865	7,353,527

Medical Products & Supplies		4.79%
Cooper Cos. Inc.	119,950	6,757,983
Meridian Bioscience
Inc.	242,675	5,620,353
STERIS Corp.	130,250	4,748,915
		17,127,251

WESTCORE SMALL-CAP VALUE FUND AS OF DECEMBER 31, 2010 (continued)

	Shares	Market Value
Pharmaceuticals		0.97%
Medicis
Pharmaceutical
Corp. - Class A	129,200	$3,461,268

Total Medical/Healthcare
(Cost $22,305,160)		27,942,046

Real Estate Investment Trusts (REITs)		8.83%
Apartments		0.52%
American Campus
Communities Inc.	58,900	1,870,664

Healthcare Facilities		0.71%
LTC Properties Inc.	89,700	2,518,776

Manufactured Homes		1.29%
Equity Lifestyle
Properties Inc.	82,300	4,603,039

Office Properties		6.31%
BioMed Realty Trust
Inc.	167,900	3,131,335
Brandywine Realty
Trust	510,700	5,949,655
First Potomac Realty
Trust	267,000	4,490,940
Government Properties
Income Trust	184,400	4,940,076
Mack-Cali Realty Corp.	121,700	4,023,402
		22,535,408

Total Real Estate Investment Trusts (REITs)
(Cost $27,387,438)		31,527,887

Technology		7.34%
Computer Software		1.96%
Blackbaud Inc.	270,145	6,996,755

Electronic Equipment		5.38%
Belden Inc.	291,778	10,743,266
CTS Corp.	329,100	3,639,846
Park Electrochemical
Corp.	160,665	4,819,950
		19,203,062

Total Technology
(Cost $19,775,880)		26,199,817

Transportation		0.95%
Trucking, Shipping & Air Freight		0.95%
Teekay Tankers
Ltd. - Class A
(Bermuda)	274,170	3,383,258

	Shares	Market Value
Total Transportation
(Cost $3,320,868)		$3,383,258

Utilities		5.12%
Gas Utilities		3.69%
Northwest Natural
Gas Co.	102,160	4,747,375
South Jersey
Industries Inc.	159,375	8,418,188
		13,165,563

Regulated Electric		1.43%
UIL Holdings Corp.	171,000	5,123,160

Total Utilities
(Cost $15,377,979)		18,288,723

Total Common Stocks
(Cost $268,126,149)		343,096,759

MONEY MARKET MUTUAL FUNDS		3.89%
Fidelity Institutional
Money Market
Government
Portfolio - Class I
(7 Day Yield 0.031%)	13,886,802	13,886,802

Total Money Market Mutual Funds
(Cost $13,886,802)		13,886,802

Total Investments
(Cost $282,012,951)	99.97%	356,983,561

Other Assets in Excess
of Liabilities	0.03%	119,128

Net Assets	100.00%	$357,102,689

Westcore Small-Cap Value Fund
Country Breakdown as of December 31, 2010
Country	Market Value	%
United States	$331,500,708	92.84%
Bermuda	20,644,660	5.78%
Canada	4,838,193	1.35%
Total Investments	356,983,561	99.97%
Other Assets in Excess
of Liabilities	119,128	0.03%
Net Assets	$357,102,689	100.00%

Please note the country breakdown is based on the company headquarters and is unaudited. All of the Fund’s investments are traded on U.S. exchanges.

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another. Sector and industry classifications are unaudited.

See Notes to Financial Statements.

WESTCORE MICRO-CAP OPPORTUNITY FUND AS OF DECEMBER 31, 2010

	Shares	Market Value
COMMON STOCKS		96.40%
Basic Materials		6.51%
Chemicals		0.58%
Innophos Holdings Inc.	256	$9,236

Forestry & Paper		1.70%
Buckeye Technologies Inc.	466	9,791
Neenah Paper Inc.	525	10,332
P.H. Glatfelter Co.	567	6,957
		27,080

Other Materials (Rubber & Plastic)		1.82%
A. Schulman Inc.	275	6,295
AEP Industries Inc.**	377	9,783
Innospec Inc.
(United Kingdom)**	635	12,954
		29,032

Precious Metals		0.34%
Endeavour Silver Corp.
(Canada)**	749	5,498

Specialty Chemicals		1.52%
Aceto Corp.	1,347	12,123
Quaker Chemical Corp.	143	5,959
Stepan Co.	80	6,101
		24,183

Steel		0.55%
Olympic Steel Inc.	306	8,776

Total Basic Materials
(Cost $76,352)		103,805

Capital Goods		4.53%
Aerospace & Defense Suppliers		0.43%
Herley Industries Inc.**	399	6,911

Electrical Equipment		0.48%
AAON Inc.	272	7,673

Farm Equipment		0.86%
Alamo Group Inc.	490	13,632

Industrial Products		1.07%
Dynamic Materials Corp.	438	9,886
Stratasys Inc.**	217	7,083
		16,969

Transportation Equipment & Parts		1.69%
Miller Industries Inc.	810	11,526
Spartan Motors Inc.	2,535	15,438
		26,964
Total Capital Goods
(Cost $54,604)		72,149

	Shares	Market Value
Commercial Services		8.53%
Business Products & Services		6.74%
Acacia Research Corp.**	484	$12,555
Advisory Board Co.**	183	8,716
AMN Healthcare Services
Inc.**	1,341	8,234
Asta Funding Inc.	1,418	11,486
Barrett Business Services
Inc.	556	8,646
Consolidated Graphics Inc.**	122	5,908
CRA International Inc.**	321	7,547
Electro Rent Corp.	635	10,262
Ennis Inc.	338	5,780
Marlin Business Services
Corp.**	898	11,360
Perficient Inc.**	917	11,462
VSE Corp.	167	5,514
		107,470

Environmental & Pollution Control		0.81%
Fuel Tech Inc.**	1,329	12,905

IT Services		0.68%
Infospace Inc.**	581	4,822
Ness Technologies Inc.
(Israel)**	997	5,922
		10,744

Transaction Processing		0.30%
Cass Information
Systems Inc.	127	4,818

Total Commercial Services
(Cost $100,336)		135,937

Communications		5.28%
Networking		1.19%
Digi International Inc.**	1,184	13,142
Hypercom Corp.**	694	5,809
		18,951

Telecomm Equipment & Solutions		2.18%
Anaren Inc.**	283	5,901
Novatel Wireless Inc.**	908	8,671
Oplink Communications
Inc.**	488	9,013
Symmetricom Inc.**	1,585	11,238
		34,823

Telecomm Service Providers		1.91%
Alaska Communications
Systems Group Inc.	582	6,460
Atlantic Tele-Network Inc.	120	4,601
IDT Corp. - Class B	268	6,874
USA Mobility Inc.	701	12,457
		30,392

	Shares	Market Value
Total Communications
(Cost $55,987)		$84,166

Consumer Cyclical		15.78%
Apparel & Footwear Manufacturing		1.32%
Maidenform Brands Inc.**	431	10,245
Unifi Inc.**	635	10,750
		20,995

Clothing & Accessories		0.54%
Quiksilver Inc.**	1,689	8,563

Consumer Durables		1.44%
Furniture Brands
International Inc.**	1,841	9,463
Knoll Inc.	441	7,378
La-Z-Boy Inc.**	677	6,106
		22,947

General Merchandise		0.67%
Retail Ventures Inc.**	658	10,725

Hard Goods Retail		0.51%
Haverty Furniture Cos. Inc.	630	8,177

Homebuilders & Suppliers		1.18%
Brookfield Homes Corp.**	743	6,984
Hovnanian Enterprises Inc. -
Class A**	2,906	11,886
		18,870

Motor Vehicle Parts		0.47%
Standard Motor Products
Inc.	553	7,576

Motor Vehicles		0.70%
Sonic Automotive Inc. -
Class A	840	11,122

Other Consumer Services		1.67%
Pre-Paid Legal Services
Inc.**	101	6,085
Shutterfly Inc.**	376	13,172
Stamps.com Inc.	552	7,314
		26,571

Publishing & Media		1.16%
The E.W. Scripps Co. -
Class A**	676	6,861
The McClatchy Co. -
Class A**	2,486	11,610
		18,471

WESTCORE MICRO-CAP OPPORTUNITY FUND AS OF DECEMBER 31, 2010 (continued)

	Shares	Market Value
Recreation & Leisure		1.56%
Jakks Pacific Inc.**	466	$8,490
Sturm, Ruger & Co. Inc.	559	8,547
Winnebago Industries Inc.**	514	7,813
		24,850

Restaurants		2.70%
AFC Enterprises Inc.**	896	12,455
Biglari Holdings Inc.**	16	6,563
California Pizza Kitchen Inc.**	509	8,796
Denny’s Corp.**	2,497	8,939
Luby’s Inc.**	1,015	6,364
		43,117

Specialty Retail		1.86%
MarineMax Inc.**	1,403	13,118
West Marine Inc.**	561	5,936
Winmark Corp.	313	10,529
		29,583

Total Consumer Cyclical
(Cost $190,589)		251,567

Consumer Staples		3.08%
Food & Agricultural Products		1.53%
MGP Ingredients Inc.	1,372	15,147
Omega Protein Corp.**	1,138	9,217
		24,364

Grocery & Convenience		1.09%
The Pantry Inc.**	490	9,732
Winn-Dixie Stores Inc.**	1,067	7,650
		17,382

Home Products		0.46%
Libbey Inc.**	472	7,302

Total Consumer Staples
(Cost $37,773)		49,048

Energy		8.66%
Alternative Energy		0.83%
EnergySolutions Inc.	2,387	13,296

Coal		0.40%
Westmoreland Coal Co.**	531	6,340

Exploration & Production		1.99%
Cheniere Energy Inc.**	903	4,985
Gulfport Energy Corp.**	517	11,193
Panhandle Oil and Gas
Inc. - Class A	183	5,018
Vaalco Energy Inc.**	1,464	10,482
		31,678

	Shares	Market Value
Oil Services		4.11%
Bolt Technology Corp.**	967	$12,735
Dawson Geophysical Co.**	399	12,728
ENGlobal Corp.**	3,039	11,305
OYO Geospace Corp.**	123	12,191
PHI Inc.**	305	5,746
T-3 Energy Services Inc.**	273	10,874
		65,579

Pipelines		0.72%
Crosstex Energy Inc.	1,289	11,420

Refining & Marketing		0.61%
Western Refining Inc.**	920	9,734

Total Energy
(Cost $101,381)		138,047

Interest Rate Sensitive		17.82%
Life & Health Insurance		1.11%
American Equity Investment
Life Holding Co.	591	7,417
National Western Life
Insurance Co. - Class A	62	10,337
		17,754

Other Banks		8.54%
Boston Private Financial
Holdings Inc.	979	6,412
Capital City Bank Group Inc.	918	11,567
Center Financial Corp.**	1,469	11,135
Eagle Bancorp Inc.**	448	6,465
First Busey Corp.	1,328	6,242
First Financial Corp.	236	8,293
First Merchants Corp.	1,039	9,206
Heartland Financial USA
Inc.	518	9,044
Lakeland Bancorp Inc.	701	7,690
Nara Bancorp Inc.**	650	6,383
Republic Bancorp Inc. -
Class A	248	5,890
SCBT Financial Corp.	274	8,973
Simmons First National
Corp. - Class A	250	7,125
Southside Bancshares Inc.	360	7,585
State Bancorp Inc.	1,128	10,434
Tompkins Financial Corp.	149	5,835
West Coast Bancorp**	2,796	7,885
		136,164

Property Casualty Insurance		2.01%
American Safety Insurance
Holdings Ltd.
(Bermuda)**	396	8,466
AMERISAFE Inc.**	358	6,265
Baldwin & Lyons
Inc. - Class B	469	11,036

	Shares	Market Value
Hallmark Financial Services
Inc.**	681	$6,197
		31,964

Securities & Asset Management		2.60%
Capital Southwest Corp.	125	12,975
Diamond Hill Investment
Group Inc.	90	6,511
International Assets
Holding Corp.**	525	12,390
MVC Capital Inc.	652	9,519
		41,395

Specialty Finance		1.07%
Dollar Financial Corp.**	258	7,387
MCG Capital Corp.	1,390	9,688
		17,075

Thrifts & Mortgage REITs		2.49%
Columbia Banking
System Inc.	289	6,086
Dime Community
Bancshares Inc.	565	8,243
Flushing Financial Corp.	569	7,966
Great Southern Bancorp Inc.	293	6,912
Newcastle Investment
Corp.**	1,552	10,398
		39,605

Total Interest Rate Sensitive
(Cost $238,110)		283,957

Medical/Healthcare		15.04%
Healthcare Services		3.85%
America Service Group Inc.	446	6,753
American Dental Partners
Inc.**	683	9,227
Capital Senior Living Corp.**	1,950	13,065
Five Star Quality Care Inc.**	1,747	12,351
Kindred Healthcare Inc.**	748	13,741
National Healthcare Corp.	133	6,154
		61,291

Medical Products & Supplies		1.36%
Atrion Corp.	33	5,922
Trinity Biotech PLC - ADR
(Ireland)**	715	6,292
Young Innovations Inc.	297	9,507
		21,721

Medical Technology		1.74%
Kensey Nash Corp.**	272	7,570
Quidel Corp.**	501	7,240
Symmetry Medical Inc.**	816	7,548
Synovis Life Technologies
Inc.**	338	5,445
		27,803

WESTCORE MICRO-CAP OPPORTUNITY FUND AS OF DECEMBER 31, 2010 (continued)

	Shares	Market Value
Pharmaceuticals		8.09%
Albany Molecular
Research Inc.**	1,227	$6,896
Amicus Therapeutics Inc.**	1,238	5,707
Ardea Biosciences Inc.**	291	7,566
Array Biopharma Inc.**	1,812	5,418
Cambrex Corp.**	2,130	11,012
Caraco Pharmaceutical
Laboratories Ltd.**	1,840	8,353
Hi-Tech Pharmacal Co. Inc.**	258	6,437
Jazz Pharmaceuticals Inc.**	677	13,323
Nabi Biopharmaceuticals**	1,600	9,264
Neurocrine Bioscineces Inc.**	1,111	8,488
NPS Pharmaceuticals Inc.**	904	7,142
Pharmacyclics Inc.**	720	4,378
QLT Inc. (Canada)**	1,297	9,507
Sciclone Pharmaceuticals
Inc.**	1,955	8,172
Sinovac Biotech Ltd. (China)**	1,849	8,357
Vanda Pharmaceuticals Inc.**	934	8,836
		128,856

Total Medical/Healthcare
(Cost $189,059)		239,671

Real Estate Investment Trusts (REITs)		2.16%
Apartments		0.74%
Sun Communities Inc.	354	11,792

Multi-Family		0.61%
Associated Estates Realty
Corp.	638	9,755

Retail Properties		0.81%
Ramco-Gershenson
Properties Trust	1,030	12,823

Total Real Estate Investment Trusts (REITs)
(Cost $24,494)		34,370

Technology		8.62%
Computer Software		1.61%
Manhattan Associates Inc.**	336	10,262
PC-Tel Inc.**	1,427	8,562
SeaChange International Inc.**	806	6,891
		25,715
Electronic Equipment		1.99%
Measurement Specialties
Inc.**	487	14,293
NVE Corp.**	171	9,889
Spectrum Control Inc.**	504	7,555
		31,737

	Shares	Market Value
Semiconductor Capital Equipment		1.68%
Kulicke & Soffa Industries
Inc.**	812	$5,846
Newport Corp.**	661	11,482
Photronics Inc.**	1,582	9,350
		26,678

Semiconductors		2.75%
CEVA Inc.**	476	9,758
DSP Group Inc.**	744	6,056
Lattice Semiconductor
Corp.**	1,721	10,429
Silicon Image Inc.**	1,597	11,738
SMART Modular
Technologies (WWH)
Inc.**	1,020	5,875
		43,856

Technology Resellers & Distributors		0.59%
Insight Enterprises Inc.**	711	9,357

Total Technology
(Cost $98,936)		137,343

Utilities		0.39%
Regulated Electric		0.39%
Central Vermont Public
Service Corp.	285	6,230

Total Utilities
(Cost $5,589)		6,230

Total Common Stocks
(Cost $1,173,210)		1,536,290

MONEY MARKET MUTUAL FUNDS		6.78%
Fidelity Institutional Money
Market Government
Portfolio - Class I
(7 Day Yield 0.031%)	108,091	108,091

Total Money Market Mutual Funds
(Cost $108,091)		108,091

Total Investments
(Cost $1,281,301)	103.18%	$1,644,381

Liabilities in Excess of
Other Assets	(3.18%)	(50,627)

Net Assets	100.00%	$1,593,754

Westcore Micro-Cap Opportunity Fund
Country Breakdown as of December 31, 2010
Country	Market Value	%
United States	$1,587,385	99.60%
Canada	15,005	0.94%
United Kingdom	12,954	0.81%
Bermuda	8,466	0.53%
China	8,357	0.53%
Ireland	6,292	0.40%
Israel	5,922	0.37%
Total Investments	1,644,381	103.18%
Liabilities in Excess of
Other Assets	(50,627)	(3.18%)
Net Assets	$1,593,754	100.00%

Please note the country breakdown is based on the company headquarters and is unaudited. All of the Fund’s investments are traded on U.S. exchanges.

Sector and industry classification presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another. Sector and industry classifications are unaudited.

** Non-income producing security.

See Notes to Financial Statements.

WESTCORE INTERNATIONAL FRONTIER FUND AS OF DECEMBER 31, 2010

Shares		Market Value
COMMON STOCKS		96.50%
Consumer Discretionary		21.44%
Diversified Consumer Services		6.83%
Raffles Education Corp.
Ltd. (Singapore)**	451,860	$89,784
Slater & Gordon Ltd.
(Australia)	1,980,843	4,072,265
		4,162,049

Hotels, Restaurants & Leisure		0.84%
Domino’s Pizza Group Ltd.
(United Kingdom)	59,400	510,744

Household Durables		0.84%
Maisons France Confort
(France)	12,340	511,192

Media		11.63%
CTS Eventim AG (Germany)	41,950	2,589,606
Pico Far East Holdings Ltd.
(Hong Kong)	13,048,100	2,769,834
Rightmove PLC
(United Kingdom)	142,200	1,727,063
		7,086,503

Specialty Retail		1.30%
Bonjour Holdings Ltd.
(Hong Kong)	636,000	122,735
Point Inc. (Japan)	15,250	668,010
		790,745

Total Consumer Discretionary
(Cost $9,297,165)		13,061,233

Consumer Staples		1.87%
Food & Staples Retailing		1.09%
Eurocash S.A. (Poland)	75,400	662,462

Food Products		0.78%
Cranswick PLC
(United Kingdom)	35,460	475,454

Total Consumer Staples
(Cost $739,963)		1,137,916

Energy		1.73%
Energy Equipment & Services		1.73%
BW Offshore Ltd. (Norway)**	377,824	1,055,437

Total Energy
(Cost $822,024)		1,055,437

	Shares	Market Value
Financials		11.37%
Capital Markets		3.31%
Azimut Holding S.p.A. (Italy)	89,728	$813,846
London Capital Group
Holdings PLC
(United Kingdom)	803,040	1,201,931
		2,015,777

Diversified Financial Services		4.52%
IG Group Holdings PLC
(United Kingdom)	346,350	2,753,952

Thrifts & Mortgage Finance		3.54%
Home Capital Group Inc.
(Canada)	41,400	2,156,398

Total Financials
(Cost $6,113,401)		6,926,127

Healthcare		4.34%
Healthcare Equipment & Supplies		2.14%
EPS Co. Ltd. (Japan)	180	439,632
Nakanishi Inc. (Japan)	4,500	476,383
Omega Pharma N.V.
(Belgium)	8,100	388,585
		1,304,600

Healthcare Providers & Services		0.22%
Odontoprev S.A. (Brazil)	9,000	136,030

Pharmaceuticals		1.98%
China Medical System
Holdings Ltd.
(Cayman Islands)**	1,249,600	1,202,528

Total Healthcare
(Cost $2,041,279)		2,643,158

Industrials		49.52%
Commercial Services & Supplies		22.72%
Aeon Delight Co. Ltd.
(Japan)	149,800	2,942,011
Credit Corp Group Ltd.
(Australia)	1,074,350	4,461,303
Mears Group PLC
(United Kingdom)	507,300	2,396,506
Mitie Group PLC
(United Kingdom)	564,100	2,059,748
Prestige International Inc.
(Japan)	1,110	1,980,892
		13,840,460

	Shares	Market Value
Construction & Engineering		12.86%
Cardno Ltd. (Australia)*	741,053	$4,214,189
Maire Tecnimont S.p.A.
(Italy)	160,480	706,873
Morgan Sindall Group PLC
(United Kingdom)	265,339	2,916,495
		7,837,557

Machinery		4.33%
Andritz AG (Austria)	20,830	1,918,492
Duro Felguera S.A. (Spain)	33,000	234,050
Metka S.A. (Greece)	38,430	483,758
		2,636,300

Professional Services		2.22%
SAI Global Ltd. (Australia)	271,179	1,353,524

Trading Companies & Distributors		7.39%
Diploma PLC
(United Kingdom)	573,630	2,481,795
Indutrade AB (Sweden)	58,600	2,024,247
		4,506,042

Total Industrials
(Cost $20,651,366)		30,173,883

Information Technology		6.23%
IT Services		3.47%
GMO Payment Gateway Inc.
(Japan)	240	589,585
Wirecard AG (Germany)	112,756	1,525,188
		2,114,773

Software		2.76%
Simplex Holdings Inc.
(Japan)	3,923	1,679,293

Total Information Technology
(Cost $3,275,832)		3,794,066

Total Common Stocks
(Cost $42,941,030)		58,791,820

MONEY MARKET MUTUAL FUNDS		3.01%
Fidelity Institutional Money
Market Government
Portfolio - Class I
(7 Day Yield 0.031%)	1,833,920	1,833,920

Total Money Market Mutual Funds
(Cost $1,833,920)		1,833,920

WESTCORE INTERNATIONAL FRONTIER FUND AS OF DECEMBER 31, 2010 (continued)

		Market Value
Total Investments
(Cost$44,774,950)	99.51%	$60,625,740

Other Assets in Excess of
Liabilities	0.49%	298,848

Net Assets	100.00%	$60,924,588

Westcore International Frontier Fund
Country Breakdown as of December 31, 2010
Country	Market Value	%
United Kingdom	$16,523,688	27.12%
Australia	14,101,281	23.15%
Japan	8,775,806	14.41%
Germany	4,114,794	6.75%
Hong Kong	2,892,569	4.75%
Canada	2,156,398	3.54%
Sweden	2,024,247	3.32%
Austria	1,918,492	3.15%
United States	1,833,920	3.01%
Italy	1,520,719	2.50%
Cayman Islands	1,202,528	1.97%
Norway	1,055,437	1.73%
Poland	662,462	1.09%
France	511,192	0.84%
Greece	483,758	0.79%
Belgium	388,585	0.64%
Spain	234,050	0.38%
Brazil	136,030	0.22%
Singapore	89,784	0.15%
Total Investments	60,625,740	99.51%
Other Assets in Excess
of Liabilities	298,848	0.49%
Net Assets	$60,924,588	100.00%

Please note the country breakdown is based on the company headquarters and is unaudited. Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another. Sector and industry classifications are unaudited.

* All or a portion of the security is pledged as collateral on forward foreign currency contracts as of December 31, 2010.

** Non-income producing security.

See Notes to Financial Statements.

WESTCORE INTERNATIONAL FRONTIER FUND AS OF DECEMBER 31, 2010 (continued)

Outstanding Forward Foreign Currency Contracts
						Unrealized
Contract		Purchase/Sale		Value On		Appreciation/
Description	Contracted Amount	Contract	Expiration Date	Settlement Date	Current Value	(Depreciation)
AUD	5,757,433	Purchase	03/25/2011	$5,610,042	$5,826,728	$216,686
CHF	2,676,036	Purchase	03/25/2011	2,777,123	2,865,073	87,950
DKK	6,082,968	Purchase	03/25/2011	1,079,842	1,090,156	10,314
EUR	10,576,819	Purchase	03/25/2011	13,983,613	14,129,668	146,055
GBP	10,283,462	Sale	03/25/2011	16,024,719	16,022,113	2,606
HKD	15,039,894	Purchase	03/25/2011	1,933,695	1,936,439	2,744
JPY	1,193,275,033	Purchase	03/25/2011	14,209,038	14,710,624	501,586
NOK	9,244,635	Purchase	03/25/2011	1,543,267	1,577,606	34,339
NZD	401,138	Purchase	03/25/2011	294,034	310,462	16,428
SEK	15,353,026	Purchase	03/25/2011	2,244,660	2,275,592	30,932
SGD	1,853,336	Purchase	03/25/2011	1,410,990	1,444,212	33,222
						$1,082,862

AUD	13,071,702	Sale	03/25/2011	$12,737,066	$13,229,030	$(491,964)
BRL	211,500	Sale	03/25/2011	120,726	125,203	(4,477)
CAD	2,147,418	Sale	03/25/2011	2,128,686	2,155,601	(26,915)
EUR	6,722,048	Sale	03/25/2011	8,887,219	8,980,044	(92,825)
GBP	7,492,070	Purchase	03/25/2011	11,674,892	11,672,993	(1,899)
HKD	29,522,641	Sale	03/25/2011	3,795,757	3,801,143	(5,386)
JPY	722,176,950	Sale	03/25/2011	8,599,392	8,902,955	(303,563)
NOK	5,705,142	Sale	03/25/2011	952,397	973,588	(21,191)
PLN	2,111,200	Sale	03/25/2011	694,314	709,281	(14,967)
SEK	12,013,000	Sale	03/25/2011	1,756,338	1,780,541	(24,203)
SGD	112,965	Sale	03/25/2011	86,003	88,028	(2,025)
						$(989,415)

WESTCORE FLEXIBLE INCOME FUND AS OF DECEMBER 31, 2010

Shares/
Principal Amount		Market Value

CONVERTIBLE PREFERRED STOCKS		1.90%
Utilities		1.90%
Utilities		1.90%
AES Trust III,
6.750%, 10/15/2029	26,100	$1,278,900

Total Utilities
(Cost $1,140,080)		1,278,900

Total Convertible Preferred Stocks
(Cost $1,140,080)		1,278,900

NONCONVERTIBLE PREFERRED STOCKS		4.92%
Financials		4.92%
Financial Services		0.75%
First Republic Capital Trust II,
Series B, 8.750%(1)	20,000	503,126

Real Estate Investment
Trusts (REITs)		4.17%
Diversified		1.55%
Cousins Properties Inc.:
7.500%	17,000	421,600
7.750%	25,000	620,000
		1,041,600

Hotels		0.96%
Hospitality Properties Trust,
Series B, 8.875%	25,000	646,750

Office Property		0.21%
SL Green Realty Corp.,
Series C, 7.625%	5,600	140,000

Warehouse-Industrial		1.45%
CenterPoint Properties Trust,
5.377%(2)(3)	1,500	978,000

Total Financials
(Cost $3,899,468)		3,309,476

Total Nonconvertible Preferred Stocks
(Cost $3,899,468)		3,309,476

CORPORATE BONDS		85.77%
Financials		16.24%
Financial Services		1.46%
Emigrant Capital Trust II,
2.767%, 4/14/2034(1)(3)	$500,000	195,923
First Horizon National Corp.,
5.375%, 12/15/2015	775,000	783,141
		979,064
Insurance		2.63%
Zurich Reinsurance Inc.,
7.125%, 10/15/2023	1,700,000	1,771,822

	Principal
	Amount	Market Value
Savings & Loans		1.11%
Washington Mutual Bank,
5.550%,
6/16/2010**(4)	$2,000,000	$750,000

Real Estate Investment
Trusts (REITs)		11.04%
Data Center (REITs)		1.60%
DuPont Fabros
Technology LP,
8.500%, 12/15/2017	1,000,000	1,075,000

Healthcare (REITs)		3.56%
Omega Healthcare
Investors Inc.,
7.000%, 1/15/2016	2,350,000	2,397,000

Hotel (REITs)		3.54%
Host Marriott Corp.,
Series Q, 6.750%,
6/1/2016	2,325,000	2,386,031

Timber (REITs)		2.34%
Potlatch Corp.,
7.500%, 11/1/2019	1,500,000	1,575,000

Total Financials
(Cost $11,624,727)		10,933,917

Industrials		66.90%
Aerospace & Defense		2.28%
L-3 Communications Corp.,
5.875%, 1/15/2015	1,500,000	1,535,625

Airlines		0.28%
Atlas Air Inc.,
Pass-Through
Certificates, Series
1999-1, Class A-1,
7.200%, 1/2/2019(5)	52,951	50,436
Continental Airlines Inc.:
Pass-Through
Certificates, Series
2000-1, Class C,
7.033%, 6/15/2011(5)	12,228	12,319
Pass-Through
Certificates, Series
1997-1, Class B,
7.461%, 4/1/2013(5)	9,955	10,030
Pass-Through
Certificates, Series
1999-1, Class B,
6.795%, 8/2/2018(5)	118,504	118,504
		191,289

Principal
	Amount	Market Value
Autos		2.69%
Dana Corp., Escrow Units,
1/15/2015**(2)(4)	$1,300,000	$0
Delphi Corp.:
6.500%, 5/1/2009**(2)(4)	1,375,000	51,562
8.250%,
10/15/2033**(2)(4)	1,015,000	0
Goodyear Tire &
Rubber Co.,
8.750%, 8/15/2020	1,144,000	1,209,780
Oshkosh Corp.,
8.250%, 3/1/2017	500,000	546,250
		1,807,592

Building Materials		1.46%
USG Corp.,
8.375%, 10/15/2018(1)	1,000,000	985,000

Chemicals		0.40%
Union Carbide Chemical &
Plastics Co. Inc.,
7.875%, 4/1/2023	250,000	271,006

Consumer Products		1.42%
Jarden Corp.,
6.125%, 11/15/2022	1,000,000	958,750

Energy-Non Utility		15.98%
Forest Oil Corp.,
7.250%, 6/15/2019	2,450,000	2,499,000
Kerr-McGee Corp.,
6.950%, 7/1/2024	1,050,000	1,143,873
MarkWest Energy Partners
LP / MarkWest Energy
Finance Corp.,
6.750%, 11/1/2020	1,000,000	1,005,000
Pride International Inc.,
6.875%, 8/15/2020	1,600,000	1,668,000
Range Resources Corp.,
7.500%, 10/1/2017	1,575,000	1,667,531
Southwestern Energy Co.,
7.500%, 2/1/2018	1,510,000	1,710,075
Tennessee Gas Pipeline Co.,
7.000%, 3/15/2027	1,000,000	1,059,534
		10,753,013

Healthcare		4.65%
Community Health Systems Inc.,
8.875%, 7/15/2015	500,000	526,250
DaVita Inc.,
6.625%, 11/1/2020	1,000,000	992,500
HCA Inc.,
7.875%, 2/15/2020	1,500,000	1,612,500
		3,131,250

WESTCORE FLEXIBLE INCOME FUND AS OF DECEMBER 31, 2010 (continued)

	Principal
	Amount	Market Value
Leisure		11.34%
Fontainebleau Las Vegas
Holdings LLC,
10.250%,
6/15/2015**(1)(4)	$3,000,000	$25,500
Harrah’s Operating Co. Inc.:
10.000%, 12/15/2018	336,000	308,280
10.000%, 12/15/2018	1,028,000	943,190
Las Vegas Sands Corp.,
6.375%, 2/15/2015	2,400,000	2,463,000
MGM Mirage Resort Inc.,
10.375%, 5/15/2014	250,000	281,875
Premier Ent. Biloxi,
0.000%, 2/1/2012**(2)(4)	250,000	0
Royal Caribbean Cruises Ltd. (Liberia),
6.875%, 12/1/2013	1,000,000	1,065,000
Starwood Hotels & Resorts Worldwide Inc.,
7.150%, 12/1/2019	1,295,000	1,437,450
Station Casinos Inc.,
6.875%, 3/1/2016**(4)	1,950,000	195
Times Square Hotel Trust,
8.528%, 8/1/2026(1)(2)	83,475	91,187
Vail Resorts Inc.,
6.750%, 2/15/2014	1,000,000	1,017,500
		7,633,177

Metals & Mining		2.45%
Allegheny Ludlum Corp.,
6.950%, 12/15/2025	1,580,000	1,651,087

Other Industrials		4.27%
Aramark Corp.,
8.500%, 2/1/2015	2,225,000	2,336,250
Iron Mountain Inc.,
8.375%, 8/15/2021	500,000	538,750
		2,875,000

Packaging & Containers		3.85%
Ball Corp.:
6.625%, 3/15/2018	650,000	664,625
5.750%, 5/15/2021	875,000	848,750
Crown Americas LLC / Crown Americas
Capital Corp. II,
7.625%, 5/17/2015	1,000,000	1,075,000
		2,588,375

Paper & Forestry		1.27%
West Fraser Timber Co. Ltd. (Canada),
5.200%, 10/15/2014(1)	850,000	854,250

Pharmaceuticals		0.71%
Eszopiclone Royalty SUB LLC,
Series IV, 12.000%,
3/15/2014(1)(2)	545,187	479,764

Principal
	Amount	Market Value
Retail		5.89%
Amerigas Partners LP,
7.250%, 5/20/2015	$1,510,000	$1,559,075
Ltd. Brands Inc.,
7.000%, 5/1/2020	750,000	795,000
Macy’s Retail Holdings Inc.,
5.900%, 12/1/2016	1,500,000	1,608,750
Winn-Dixie Stores Inc.,
Escrow Units**(2)(4)	2,150,000	0
		3,962,825

Technology		1.18%
Fidelity National Information
Services Inc.,
7.625%, 7/15/2017(1)	750,000	793,125

Telecom & Related		2.86%
Tuckahoe Credit Lease Trust,
9.310%,
10/20/2025(1)(2)	1,941,069	1,923,930

Transportation		3.92%
Federal Express Corp. 1997
Pass Through Trust,
Series 97-C, 7.650%,
1/15/2014	1,110,534	1,114,421
Kansas City
Southern Railway,
13.000%, 12/15/2013	1,273,000	1,521,235
		2,635,656

Total Industrials
(Cost $49,672,304)		45,030,714

Utilities		2.63%
Utilities		2.63%
Calpine Corp. Escrow,
8.750%, 7/15/2013(2)	200,000	0
Calpine Corp.,
7.500%, 2/15/2021(1)	1,000,000	990,000
Indianapolis Power & Light Co.,
6.300%, 7/1/2013(1)	100,000	109,826
WPD Holdings Inc. (United Kingdom),
7.250%, 12/15/2017(1)	600,000	669,868
		1,769,694

Total Utilities
(Cost $1,678,108)		1,769,694

Total Corporate Bonds
(Cost $62,975,139)		57,734,325

	Principal
	Amount	Market Value
ASSET-BACKED SECURITIES,
COLLATERALIZED DEBT
OBLIGATIONS, COMMERCIAL
MORTGAGE-BACKED SECURITIES,
RESIDENTIAL MORTGAGE-
BACKED SECURITIES, & AGENCY
MORTGAGE-BACKED SECURITIES		4.72%
Asset-Backed Securities		1.58%
Vanderbilt Mortgage and Finance Inc.:
Series 2002-B,
Class B1, 5.850%,
4/7/2018	$51,262	$50,490
Series 1997-C,
Class 2B3, 1.415%,
8/7/2027(3)	1,250,086	1,012,552
Total Asset-Backed Securities
(Cost $1,185,247)		1,063,042

Collateralized Debt Obligations		0.57%
Anthracite Ltd. (Cayman Islands),
Series 2004-1A,
Class G, 3.211%,
2/24/2014(1)(2)(3)(5)	500,000	30,000
Crest Ltd. Series 2003-1A
(Cayman Islands),
Class PS, 0.000%,
8/28/2012**(1)(2)(5)(6)	200,000	10,000
Crest Ltd. Series 2003-2A
(Cayman Islands):
Class PS, 0.000%,
12/28/2013**(1)(2)(5)(6)	413,450	24,807
Class E1, 5.139%,
12/28/2013(1)(2)(3)(5)	253,442	24,077
Crest Ltd. Series 2004-1A
(Cayman Islands):
Class PS, 5.500%,
12/28/2013**(1)(2)(5)(6)	1,064,633	63,878
Class H2, 7.334%,
10/28/2014(1)(2)(5)	311,102	3,111
Exeter Street Solar,
Class E1, 4.053%,
10/28/2014(1)(2)(3)(5)	418,853	41,886
Fairfield Street Solar (
Cayman Islands),
Class F, 5.157%,
12/28/2014(1)(2)(3)(5)	1,087,500	54,375
I-Preferred Term
Securities I Ltd.
(Cayman Islands),
Subordinate Income
Notes, 0.000%,
12/4/2012**(1)(5)(6)	100,000	50
N-Star Real Estate Ltd.
(Cayman Islands),
Series 2004-2A,
Class C2B, 6.591%,
6/28/2014(1)(2)(5)	500,000	110,000

WESTCORE FLEXIBLE INCOME FUND AS OF DECEMBER 31, 2010 (continued)

Principal Amount		Market Value
Preferred Term Securities
VI Ltd. (Cayman Islands),
Subordinate Income
Notes, 0.000%,
7/3/2012**(1)(5)(6)	$100,000	$50
Preferred Term Securities X
Ltd. (Cayman Islands),
Subordinate Income
Notes, 0.000%,
7/3/2013**(1)(5)(6)	150,000	15
Preferred Term Securities
XI Ltd. (Cayman Islands),
Subordinate Income
Notes, 0.000%,
10/3/2013**(1)(5)(6)	150,000	45
Preferred Term Securities
XII Ltd. (Cayman Islands),
Subordinate Income
Notes, 0.000%,
12/24/2013**(1)(5)(6)	750,000	225
Preferred Term Securities
XIV Ltd. (Cayman Islands),
Subordinate Income
Notes, 0.000%,
6/17/2014**(1)(5)(6)	500,000	100
Regional Diversified Funding
(Cayman Islands):
Series 2004-
1, 0.000%,
2/15/2014**(1)(2)(4)(5)(6)	500,000	50
Regional Diversified Funding
(Cayman Islands):
Series 2005-
1, 0.000%,
3/15/2015**(1)(2)(5)(6)	750,000	75
River North Ltd.
(Cayman Islands),
Subordinate Income
Notes, Series
2005-1A, 0.000%,
2/6/2014**(1)(2)(5)(6)	600,000	60
Soloso Bank Pref 2005
(Cayman Islands),
0.000%,
10/15/2015**(1)(2)(5)(6)	750,000	75
TIAA Real Estate
(Cayman Islands),
Series 2003-1A,
Class PS, 9.000%,
9/30/2013(1)(2)(5)(6)	250,000	16,750
Tricadia (Cayman Islands),
Series 2003-1A,
Class PS, 0.000%,
12/15/2013**(1)(2)(5)(6)	250,000	2,500
Total Collateralized Debt Obligations
(Cost $8,853,155)		382,129

Commercial Mortgage-Backed Securities		2.57%
GTP Towers Issuer LLC,
8.112%, 2/15/2015(1)	1,000,000	1,042,868

	Shares/ Principal Amount	Market Value
Adams Outdoor Advertising LP,
10.756%,
12/20/2017(1)(2)(5)	$700,000	$687,589

Total Commercial Mortgage-Backed Securities
(Cost $1,700,000)		1,730,457

Total Asset-Backed Securities, Collateralized
Debt Obligations, Commercial Mortgage-
Backed Securities, Residential Mortgage-
Backed Securities, & Agency Mortgage-Backed
Securities
(Cost $11,738,402)		3,175,628

MONEY MARKET MUTUAL FUNDS		0.13%
Fidelity Institutional
Money Market
Government
Portfolio - Class I
(7 Day Yield 0.031%)	86,452	86,452

Total Money Market Mutual Funds
(Cost $86,452)		86,452

Total Investments
(Cost $79,839,541)	97.44%	65,584,781

Other Assets in Excess of
Liabilities	2.56%	1,725,166

Net Assets	100.00%	$67,309,947

Westcore Flexible Income Fund
Country Breakdown as of December 31, 2010
Country	Market Value	%
United States	$62,613,534	93.02%
Liberia	1,065,000	1.58%
Canada	854,250	1.27%
United Kingdom	669,868	1.00%
Cayman Islands	382,129	0.57%
Total Investments	65,584,781	97.44%
Other Assets in Excess
of Liabilities	1,725,166	2.56%
Net Assets	$67,309,947	100.00%

Please note the country breakdown is based on the domicile of the issuer and is unaudited.

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another. Sector and industry classifications are unaudited.

**Non-income producing security.

See Notes to Financial Statements.

WESTCORE FLEXIBLE INCOME FUND AS OF DECEMBER 31, 2010 (continued)

(1) This security is restricted. The following table provides additional information regarding each security. Included in this list are certain securities exempt from registration under Rule 144A of the Securities Act of 1933, which may be resold in transactions, normally to qualified institutional buyers. Please note that the Adviser, under supervision of the Board of Trustees, has determined that certain 144A securities listed below have a liquid trading market. Such securities represent 8.13% of the Fund’s net assets as of December 31, 2010.

						Market Value
						as Percentage
Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	of Net Assets
Adams Outdoor Advertising LP	10.756%	12/20/17	12/3/10	$700,000	$687,589	1.02%
Anthracite Ltd., Series 2004–1A, Class G	3.211%	2/24/14	3/16/04	500,000	30,000	0.04%
Calpine Corp.	7.500%	2/15/21	10/18/10	1,000,000	990,000	1.47%
Crest Ltd., Series 2003–1A, Class PS	–%	8/28/12	4/22/03	166,300	10,000	0.01%
Crest Ltd., Series 2003–2A:
Class E1	5.139%	12/28/13	11/25/03	253,442	24,077	0.04%
Class PS	–%	12/28/13	11/25/03	313,758	24,807	0.04%
Crest Ltd. Series 2004–1A:
Class H2	7.334%	10/28/14	10/22/04	297,615	3,111	0.00%
Class PS	5.500%	12/28/13	10/22/04	504,449	63,878	0.10%
Exeter Street Solar, Class E1	4.053%	10/28/14	4/8/04	418,853	41,885	0.06%
Emigrant Capital Trust II	2.767%	4/14/34	8/11/04	497,885	195,923	0.29%
Eszoplicone Royalty Sub LLC, Series IV	12.000%	3/15/14	7/29/05	545,187	479,765	0.71%
Fairfield Street Solar, Class F	5.157%	12/28/14	11/24/04	1,087,500	54,375	0.08%
Fidelity National Information Services Inc.	7.625%	7/15/17	7/8/10	750,000	793,125	1.18%
First Republic Capital Trust II, Series B	8.750%	–	1/30/04	530,000	503,126	0.75%
Fontainbleau Las Vegas Holdings LLC	10.250%	6/15/15	9/13/07	2,738,613	25,500	0.04%
GTP Towers Issuer LLC	8.112%	2/15/15	2/11/10	1,000,000	1,042,868	1.55%
Indianapolis Power & Light Co.	6.300%	7/1/13	7/30/03	99,975	109,826	0.16%
I–Preferred Term Securities I Ltd.	–%	12/4/12	11/21/02	100,000	50	0.00%
N–Star Real Estate Ltd., Series 2004–2A, Class C2B	6.591%	6/28/14	6/16/04	470,049	110,000	0.16%
Preferred Term Securities VI Ltd.	–%	7/3/12	6/13/02	100,000	50	0.00%
Preferred Term Securities X Ltd.	–%	7/3/13	6/16/03	150,000	15	0.00%
Preferred Term Securities XI Ltd.	–%	10/3/13	9/9/03	150,000	45	0.00%
Preferred Term Securities XII Ltd.	–%	12/24/13	12/9/03 – 1/7/05	758,246	225	0.00%
Preferred Term Securities XIV Ltd.	–%	6/17/14	6/9/04	500,000	100	0.00%
Regional Diversified Funding, Series 2004–1	–%	2/15/14	2/13/04	491,490	50	0.00%
Regional Diversified Funding, Series 2005–1	–%	3/15/15	3/21/05	750,000	75	0.00%
River North Ltd., Series 2005–1A	–%	2/6/14	12/22/04	600,000	60	0.00%
Soloso Bank Pref 2005	–%	10/15/15	8/3/05	745,497	75	0.00%
TIAA Real Estate Ltd., Series 2003–1A, Class PS	9.000%	9/30/13	10/16/03	250,000	16,750	0.03%
Times Square Hotel Trust	8.528%	8/1/26	8/3/01	83,475	91,187	0.14%
Tricadia, Series 2003–1A, Class PS	–%	12/15/13	12/10/03	245,955	2,500	0.00%
Tuckahoe Credit Lease Trust	9.310%	10/20/25	12/11/09	1,713,999	1,923,930	2.86%
USG Corp.	8.375%	10/15/18	11/9/10–11/10/10	1,015,127	985,000	1.46%
West Fraser Timber Co. Ltd.	5.200%	10/15/14	7/20/09 – 8/3/09	703,773	854,250	1.27%
WPD Holdings Inc.	7.250%	12/15/17	10/15/03 – 6/21/04	578,134	669,868	1.00%
				$20,809,322	$9,734,085	14.46%

(2)	This security has been valued in good faith by or under the direction of the Board of Trustees. As of December 31, 2010 these securities represented 6.82% of the Fund’s net assets.
(3)	The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(4)	Income is not being accrued on this security due to the issuer’s default or expected default on interest payments.
(5)	The expected maturity date listed herein differs from the legal maturity date due to call or put features or due to the expected schedule of principal payments.
(6)	This security represents a junior tranche whereby the holder is entitled to all residual interest, if any, which can vary. The rate listed is the investment adviser’s estimated rate of residual interest as of the reporting date.

WESTCORE PLUS BOND FUND AS OF DECEMBER 31, 2010

	Shares/
Principal Amount		Market Value
NONCONVERTIBLE
PREFERRED STOCKS		0.29%
Financials		0.23%
Financial Services		0.06%
First Tennessee Bank,
3.750%(1)(2)	1,500	$927,188

Real Estate Investment
Trusts (REITs)		0.17%
Apartments		0.01%
Cousins Properties Inc.,
7.500%	10,300	255,440

Warehouse-Industrial		0.16%
CenterPoint Properties Trust,
5.377%(1)(3)	3,900	2,542,800

Total Financials
(Cost $5,591,577)		3,725,428

Utilities		0.06%
Utilities		0.06%
Southern California Edison,
5.349%	9,400	960,269

Total Utilities
(Cost $940,000)		960,269

Total Nonconvertible Preferred Stocks
(Cost $6,531,577)		4,685,697

CORPORATE BONDS		48.47%
Financials		13.17%
Financial Services		6.06%
BB&T Corp.:
3.375%, 9/25/2013	$8,625,000	9,038,388
6.850%, 4/30/2019	4,150,000	4,788,498
The Charles Schwab Corp.,
4.450%, 7/22/2020	2,850,000	2,844,457
City National Corp.,
5.250%, 9/15/2020	16,475,000	16,141,085
Emigrant Capital Trust II,
2.767%,
4/14/2034(1)(2)	850,000	333,068
FIA Card Services NA,
6.625%, 6/15/2012	10,452,000	11,061,456
First Empire Capital Trust,
8.277%, 6/1/2027	25,000	24,977
First Horizon National Corp.,
5.375%,
12/15/2015	12,525,000	12,656,575
FMR Corp.,
7.490%,
6/15/2019(2)	5,000,000	5,725,800
Manufacturers & Traders
Trust Co.,
1.803%, 4/1/2013(1)	526,000	520,002

	Principal
	Amount	Market Value
PNC Funding Corp.,
4.250%, 9/15/2015	$14,595,000	$15,336,090
Union Bank of California,
5.950%, 5/11/2016	3,100,000	3,303,419
Wachovia Corp.,
5.750%, 2/1/2018	14,000,000	15,567,034
		97,340,849

Insurance		1.26%
Berkshire Hathaway,
4.850%, 1/15/2015	5,000,000	5,473,015
Fund American Companies Inc.,
5.875%, 5/15/2013	10,228,000	10,604,012
MetLife Inc.,
4.750%, 2/8/2021	2,925,000	2,992,453
Prudential Financial,
Series MTNB,
4.350%, 5/12/2015	990,809	1,020,257
Zurich Reinsurance,
7.125%,
10/15/2023	200,000	208,450
		20,298,187

Savings & Loans		0.28%
Washington Mutual Bank:
5.550%,
6/16/2010**(4)	7,100,000	2,662,500
2.969%,
6/16/2010**(4)	5,000,000	1,875,000
		4,537,500

Real Estate Investment
Trusts (REITs)		5.57%

Data Center (REITs)		0.67%
DuPont Fabros Technology LP,
8.500%, 12/15/2017	10,075,000	10,830,625

Diversified (REITs)		1.14%
National Retail Properties Inc.,
6.250%, 6/15/2014	975,000	1,045,365
Washington REIT:
5.250%, 1/15/2014	3,850,000	4,080,746
4.950%, 10/1/2020	13,825,000	13,163,819
		18,289,930

Healthcare (REITs)		0.38%
Healthcare Realty Trust Inc.:
8.125%, 5/1/2011	375,000	383,463
5.125%, 4/1/2014	3,125,000	3,274,544
Nationwide Health,
6.000%, 5/20/2015	2,000,000	2,158,984
Senior Housing Properties Trust,
8.625%, 1/15/2012	325,000	341,250
		6,158,241

	Principal
	Amount	Market Value
Hotel (REITs)		0.20%
Host Marriott Corp.,
Series Q, 6.750%,
6/1/2016	$3,075,000	$3,155,719

Industrial (REITs)		0.88%
Prologis Trust:
7.625%, 8/15/2014	11,405,000	12,870,759
7.625%, 7/1/2017	1,100,000	1,241,411
		14,112,170

Office Property (REITs)		0.02%
Boston Properties LP,
5.000%, 6/1/2015	375,000	402,545

Regional Mall (REITs)		0.79%
Simon Property Group LP:
5.250%, 12/1/2016	6,080,000	6,567,537
7.375%, 6/15/2018	2,868,000	3,385,898
10.350%, 4/1/2019	2,050,000	2,806,958
		12,760,393

Shopping Center (REITs)		0.28%
Kimco Realty Corp.,
Series MTNC,
5.980%, 7/30/2012	1,800,000	1,897,428
Weingarten Realty Investors:
4.857%, 1/15/2014	2,015,000	2,069,312
6.640%, 7/15/2026	545,000	508,305
		4,475,045

Timber (REITs)		1.21%
Plum Creek Timberland,
5.875%,
11/15/2015	2,400,000	2,586,341
Potlatch Corp.,
7.500%, 11/1/2019	15,996,000	16,795,800
		19,382,141

Total Financials
(Cost $213,780,189)		211,743,345

Industrials		30.44%
Aerospace & Defense		0.30%
L-3 Communications Corp.,
5.875%, 1/15/2015	4,715,000	4,826,981

Airlines		0.12%
Southwest Airlines Co. 2007-1 Pass Through
Trust, Series 2007-1,
6.150%, 8/1/2022	1,725,632	1,898,196

Autos		0.82%
BMW US Capital Inc.,
5.730%,
11/1/2015(2)(3)	12,000,000	13,141,200

WESTCORE PLUS BOND FUND AS OF DECEMBER 31, 2010 (continued)

	Principal
	Amount	Market Value
Dana Corp., Escrow Units,
1/15/2015**(3)(4)	$1,600,000	$0
Delphi Corp.,
6.500%,
5/1/2009**(3)(4)	1,000,000	37,500
		13,178,700

Building Materials		0.51%
USG Corp.,
8.375%,
10/15/2018(2)	8,400,000	8,274,000

Cable & Media		1.44%
CBS Corp.:
8.200%, 5/15/2014	10,235,000	11,947,950
8.875%, 5/15/2019	2,800,000	3,528,090
Cox Communications Inc.,
7.250%,
11/15/2015	3,000,000	3,509,394
Time Warner Inc.,
9.150%, 2/1/2023	2,410,000	3,168,822
The Walt Disney Co.,
4.700%, 12/1/2012	1,000,000	1,072,454
		23,226,710

Chemicals		0.61%
Dow Chemical Co.,
6.125%, 2/1/2011	350,000	351,208
Potash Corp. of Saskatchewan
Inc. (Canada),
6.500%, 5/15/2019	7,625,000	8,810,748
PPG Industries Inc.,
6.875%, 2/15/2012	688,000	725,014
		9,886,970

Consumer Products		0.75%
Jarden Corp.,
6.125%,
11/15/2022	12,525,000	12,008,344

Energy-Non Utility		6.17%
Apache Corp.,
5.100%, 9/1/2040	5,550,000	5,412,860
BP Capital Markets PLC
(United Kingdom),
3.625%, 5/8/2014	16,080,000	16,588,755
Burlington Resources Inc.,
6.875%, 2/15/2026	1,000,000	1,161,491
Devon Energy Corp.,
5.625%, 1/15/2014	12,430,000	13,747,431
Forest Oil Corp.,
7.250%, 6/15/2019	12,460,000	12,709,200
Kerr-McGee Corp.,
6.950%, 7/1/2024	4,500,000	4,902,313

	Principal
	Amount	Market Value
Northern Border Partners LP,
7.100%, 3/15/2011	$1,000,000	$1,012,063
Pride International Inc.,
6.875%, 8/15/2020	10,650,000	11,102,625
Southwestern Energy Co.,
7.500%, 2/1/2018	10,520,000	11,913,900
Tennessee Gas Pipeline Co.:
7.000%, 3/15/2027	75,000	79,465
7.000%,
10/15/2028	9,775,000	10,385,351
Transcontinental Gas Pipe Line,
6.400%, 4/15/2016	5,725,000	6,591,015
Valero Energy Corp.,
6.125%, 6/15/2017	3,175,000	3,427,162
Weatherford International
Ltd. (Switzerland),
5.150%, 3/15/2013	171,000	181,480
		99,215,111

Food & Beverages		3.57%
Anheuser-Busch
Companies Inc.,
5.050%,
10/15/2016	8,030,000	8,708,792
Anheuser-Busch InBev
Worldwide Inc.,
7.750%,
1/15/2019(2)	6,350,000	7,913,910
Diageo Finance BV
(Netherlands),
5.300%,
10/28/2015	9,700,000	10,804,277
Kraft Foods Inc.:
4.125%, 2/9/2016	3,265,000	3,431,270
5.375%, 2/10/2020	11,125,000	11,995,164
PepsiCo Inc.,
5.000%, 6/1/2018	13,190,000	14,583,115
		57,436,528

Healthcare		1.68%
DaVita Inc.,
6.625%, 11/1/2020	3,700,000	3,672,250
HCA Inc.,
7.875%, 2/15/2020	11,475,000	12,335,625
Medco Health Solutions Inc.,
6.125%, 3/15/2013	10,075,000	10,982,788
		26,990,663

Leisure		0.98%
Fontainebleau Las Vegas
Holdings LLC,
10.250%,
6/15/2015**(2)(4)	8,220,000	69,870

	Principal
	Amount	Market Value
Harrah’s Operating Co. Inc.:
10.000%,
12/15/2018	$933,000	$856,027
10.000%,
12/15/2018	2,846,000	2,611,205
MGM Mirage,
7.625%, 7/15/2013	1,500,000	1,428,750
Starwood Hotels & Resorts
Worldwide Inc.:
6.250%, 2/15/2013	5,250,000	5,643,750
6.750%, 5/15/2018	4,395,000	4,834,500
Station Casinos Inc.,
6.875%,
3/1/2016**(4)	2,900,000	290
Times Square Hotel Trust,
8.528%, 8/1/2026(2)(3)	354,767	387,544
		15,831,936

Metals & Mining		2.58%
BHP Billiton Finance USA
Ltd. (Australia),
5.500%, 4/1/2014	10,600,000	11,739,065
Freeport-McMoRan
Copper & Gold Inc.,
8.375%, 4/1/2017	11,025,000	12,211,367
Sweetwater Investors LLC,
5.875%,
5/15/2014(2)	302,571	280,049
Teck Resources Ltd. (Canada),
10.750%,
5/15/2019	13,250,000	17,250,414
		41,480,895

Other Industrials		0.82%
Aramark Corp.,
8.500%, 2/1/2015	3,575,000	3,753,750
Kennametal Inc.,
7.200%, 6/15/2012	7,880,000	8,310,461
WM Wrigley Jr. Co.,
4.650%, 7/15/2015	1,125,000	1,172,369
		13,236,580

Packaging &
Containers		1.48%
Ball Corp.:
6.625%, 3/15/2018	4,428,000	4,527,630
5.750%, 5/15/2021	12,275,000	11,906,750
Crown Americas LLC /
Crown Americas
Capital Corp.,
7.750%,
11/15/2015	4,375,000	4,571,875

WESTCORE PLUS BOND FUND AS OF DECEMBER 31, 2010 (continued)

	Principal
	Amount	Market Value
Crown Americas LLC /
Crown Americas
Capital Corp. II,
7.625%, 5/17/2015	$2,550,000	$2,741,250
		23,747,505

Paper & Forestry		0.55%
West Fraser Timber Co.
Ltd. (Canada),
5.200%,
10/15/2014(2)	8,825,000	8,869,125

Pharmaceuticals		1.76%
Abbott Laboratories,
4.125%, 5/27/2020	5,275,000	5,373,653
Eli Lilly & Co.,
5.500%, 3/15/2027	10,000,000	10,709,820
Eszopiclone Royalty
SUB LLC,
Series IV, 12.000%,
3/15/2014(2)(3)	545,187	479,765
GlaxoSmithKline
Capital Inc.,
4.850%, 5/15/2013	10,775,000	11,706,046
		28,269,284

Retail		1.55%
Amerigas Partners,
7.250%, 5/20/2015	1,250,000	1,290,625
Costco Wholesale Corp.,
5.500%, 3/15/2017	2,800,000	3,194,386
Macy’s Retail Holdings Inc.,
5.900%, 12/1/2016	11,648,000	12,492,480
Wal-Mart Stores Inc.:
5.800%, 2/15/2018	1,425,000	1,639,800
7.550%, 2/15/2030	4,825,000	6,239,555
		24,856,846

Technology		1.72%
Dell Inc.,
3.375%, 6/15/2012	1,200,000	1,242,140
International Business
Machines Corp.,
7.625%,
10/15/2018	6,250,000	7,968,194
Oracle Corp.,
3.750%, 7/8/2014	13,345,000	14,195,757
SAIC Inc.,
4.450%,
12/1/2020(2)	2,950,000	2,960,570
Science Applications,
5.500%, 7/1/2033	1,225,000	1,182,871
		27,549,532

Telecom & Related		1.23%
American Tower Corp.,
4.625%, 4/1/2015	3,600,000	3,764,487

Principal
Amount		Market Value
AT&T Inc.,
6.700%,
11/15/2013	$9,590,000	$10,903,072
Tuckahoe Credit Lease Trust,
9.310%,
10/20/2025(2)(3)	4,960,510	4,916,709
Verizon Global,
4.375%, 6/1/2013	125,000	133,704
		19,717,972

Transportation		1.80%
Burlington Northern
Santa Fe Corp.:
5.750%, 3/15/2018	11,525,000	13,005,110
4.575%, 1/15/2021	1,240,821	1,325,864
Canadian National
Railway Co. (Canada),
6.800%, 7/15/2018	3,315,000	3,946,875
CSX Transportation Inc.,
9.750%, 6/15/2020	1,250,000	1,686,027
Federal Express Corp. 1997
Pass Through Trust,
Series 1997-
A, 7.500%,
1/15/2018(5)	643,299	679,485
Kansas City Southern Railway,
13.000%,
12/15/2013	6,950,000	8,305,250
		28,948,611

Total Industrials
(Cost $479,567,536)		489,450,489

Utilities		4.86%
Utilities		4.86%
Calpine Corp.,
7.500%,
2/15/2021(2)	8,350,000	8,266,500
Commonwealth Edison Co.,
Series 104,
5.950%, 8/15/2016	7,375,000	8,426,756
Consumers Energy Co.:
Series B, 6.875%,
3/1/2018	1,564,000	1,838,319
5.650%, 4/15/2020	1,440,000	1,601,545
Duke Energy Carolinas LLC,
Series C, 7.000%,
11/15/2018	4,285,000	5,248,868
FPL Group Capital Inc.:
2.600%, 9/1/2015	3,200,000	3,137,056
6.350%,
10/1/2066(1)	3,900,000	3,816,762
Georgia Power Co.,
Series 07-A,
5.650%, 3/1/2037	850,000	882,437
Indianapolis Power & Light Co.,
6.300%, 7/1/2013(2)	400,000	439,304

	Principal
	Amount	Market Value
MidAmerican Energy
Holdings Co.,
5.875%, 10/1/2012	$200,000	$215,883
Nevada Power Co.:
Series M, 5.950%,
3/15/2016	9,287,000	10,435,505
Series R, 6.750%,
7/1/2037	2,850,000	3,245,403
Northern Natural Gas Co.,
5.375%,
10/31/2012(2)	350,000	378,244
Oncor Electric Delivery
Co. LLC,
7.000%, 9/1/2022	13,178,000	15,511,811
Pacific Gas & Electric,
4.800%, 3/1/2014	700,000	752,819
Public Service Co. of
Oklahoma,
6.150%, 8/1/2016	3,075,000	3,450,131
San Diego Gas & Electric Co.,
6.000%, 6/1/2026	3,550,000	4,103,452
Southern California
Edison Co.,
4.500%, 9/1/2040	1,575,000	1,425,436
Tenaska Alabama II
Partners LP,
6.125%,
3/30/2023(2)	236,660	246,876
Tenaska Virginia Partners LP,
6.119%,
3/30/2024(2)	209,030	209,209
Westar Energy Inc.,
5.100%, 7/15/2020	3,265,000	3,460,051
WPD Holdings
(United Kingdom),
7.250%,
12/15/2017(2)	875,000	976,891
		78,069,258

Total Utilities
(Cost $72,756,000)		78,069,258

Total Corporate Bonds
(Cost $766,103,725)		779,263,092

MUNICIPAL BONDS		0.36%
Washington		0.36%
Washington State Build America Bonds,
5.090%, 8/1/2033	5,900,000	5,751,202

Total Municipal Bonds
(Cost $5,900,000)		5,751,202

WESTCORE PLUS BOND FUND AS OF DECEMBER 31, 2010 (continued)

	Principal
	Amount	Market Value
ASSET-BACKED SECURITIES,
COLLATERALIZED DEBT
OBLIGATIONS, COMMERCIAL
MORTGAGE-BACKED SECURITIES,
RESIDENTIAL MORTGAGE-BACKED
SECURITIES, & AGENCY
MORTGAGE-BACKED SECURITIES		34.53%
Asset-Backed Securities		5.11%
CarMax Auto Owner Trust:
Series 2009-2,
Class A3, 1.740%,
4/15/2014	$3,300,000	$3,335,755
Series 2009-2,
Class B, 4.650%,
8/17/2015	6,000,000	6,329,796
CenterPoint Energy
Transition Bond Co. LLC,
Series 2008-A,
Class A1, 4.192%,
2/1/2020	4,280,925	4,602,448
Detroit Edison Securitization
Funding LLC,
Series 2001-1,
Class A4, 6.190%,
3/1/2011(5)	74,915	75,641
Harley-Davidson Motorcycle Trust:
Series 2007-1,
Class B, 5.370%,
1/15/2011(5)	1,000,000	1,029,953
Series 2009-3,
Class A3, 1.740%,
9/16/2013	10,225,000	10,306,043
Series 2007-1,
Class C, 5.540%,
4/15/2015	3,500,000	3,592,313
Honda Auto Receivables
Owner Trust:
Series 2010-1,
Class A4, 1.980%,
3/21/2013(5)	5,025,000	5,115,033
Series 2010-3,
Class A4, 0.940%,
11/21/2013(5)	8,480,000	8,353,665
Hyundai Auto
Receivables Trust,
Series 2009-A,
Class A4, 3.150%,
3/15/2016	14,651,000	15,265,141
Marriott Vacation
Club Owner Trust:
Series 2006-2A,
Class A, 5.362%,
4/20/2014(2)(5)	202,666	211,356
Series 2010-1A,
Class A, 3.540%,
12/20/2032(2)	8,619,608	8,466,980
Mercedes-Benz Auto
Receivables Trust,
Series 2009-1,
Class A3, 1.670%,
1/15/2014	4,125,000	4,167,071

Principal
Amount		Market Value
USAA Auto Owner Trust,
Series 2009-2,
Class A4, 2.530%,
6/17/2013(5)	$7,075,000	$7,289,634
Vanderbilt Mortgage
and Finance Inc.:
Series 1997-B,
Class 2B3, 1.915%,
7/7/2013(1)	2,426,671	1,989,900
Series 2002-B,
Class B1, 5.850%,
4/7/2018	75,184	74,052
Series 1997-C,
Class 2B3, 1.415%,
8/7/2027(1)	2,391,415	1,937,012

Total Asset-Backed Securities
(Cost $80,204,823)		82,141,793

Collateralized Debt Obligations		0.02%
Anthracite Ltd. (Cayman Islands),
Series 2004-1A,
Class G, 3.211%,
2/24/2014(1)(2)(3)(5)	500,000	30,000
Crest Ltd. Series 2003-1A
(Cayman Islands),
Class PS, 0.000%,
8/28/2012**(2)(3)(5)(6)	800,000	40,000
Crest Ltd. Series 2003-2A
(Cayman Islands),
Class PS, 0.000%,
12/28/2013**(2)(3)(5)(6)	620,174	37,210
Crest Ltd. Series 2004-1A
(Cayman Islands),
Class H2, 7.334%,
10/28/2014(2)(3)(5)	777,755	7,778
Fairfield Street Solar
(Cayman Islands),
Class F, 5.157%,
12/28/2014(1)(2)(3)(5)	1,000,000	50,000
I-Preferred Term Securities
I Ltd. (Cayman Islands),
Subordinate Income
Notes, 0.000%,
12/4/2012**(2)(5)(6)	150,000	75
N-Star Real Estate Ltd.
(Cayman Islands),
Series 2004-2A,
Class C2B, 6.591%,
6/28/2014(2)(3)(5)	600,000	132,000
Preferred Term Securities
VI Ltd. (Cayman Islands),
Subordinate Income
Notes, 0.000%,
7/3/2012**(2)(5)(6)	250,000	125

Principal
Amount		Market Value
Preferred Term Securities
X Ltd. (Cayman Islands),
Subordinate
Income Notes,
0.000%,
7/3/2013**(2)(5)(6)	$350,000	$35
Preferred Term Securities
XI B-3 Ltd. (Cayman Islands),
Mezzanine
Note, 1.902%,
9/24/2033(1)(2)(3)	500,000	90,000
Preferred Term Securities
XI Ltd. (Cayman Islands),
Subordinate
Income Notes,
0.000%,
10/3/2013**(2)(5)(6)	350,000	105
Preferred Term Securities
XII Ltd. (Cayman Islands),
Subordinate
Income Notes,
0.000%,
12/24/2013**(2)(5)(6)	500,000	150
Preferred Term Securities
XIII Ltd. (Cayman Islands),
Subordinate
Income Notes,
0.000%,
3/24/2014**(2)(5)(6)	500,000	150
Preferred Term Securities
XIV Ltd. (Cayman Islands),
Subordinate
Income Notes,
0.000%,
6/17/2014**(2)(5)(6)	500,000	100
Regional Diversified Funding
(Cayman Islands):
Series 2004-
1, 0.000%,
2/15/2014**(2)(3)(4)(5)(6)	500,000	50
Regional Diversified Funding
(Cayman Islands):
Series 2005-
1, 0.000%,
3/15/2015**(2)(3)(5)(6)	750,000	75
River North Ltd.
(Cayman Islands),
Series 2005-
1A, 0.000%,
2/6/2014**(2)(3)(5)(6)	800,000	80
Soloso Bank Pref
(Cayman Islands),
0.000%,
10/15/2015**(2)(3)(5)(6)	750,000	75
TIAA Real Estate Ltd.
(Cayman Islands),
Series 2003-1A,
Class PS, 9.000%,
9/30/2013(2)(3)(5)(6)	250,000	16,750

WESTCORE PLUS BOND FUND AS OF DECEMBER 31, 2010 (continued)

	Principal
	Amount	Market Value
Tricadia (Cayman Islands),
Series 2003-1,
Class PS, 0.000%,
12/15/2013**(2)(3)(5)(6)	$250,000	$2,500

Total Collateralized Debt Obligations
(Cost $10,334,790)		407,258

Commercial Mortgage-Backed Securities		3.12%
Adams Outdoor Advertising LP:
5.438%,
12/20/2017(2)(5)	8,100,000	7,960,761
10.756%,
12/20/2017(2)(3)(5)	6,300,000	6,188,301
Crown Castle Towers LLC:
5.495%,
1/15/2017(2)(5)	4,500,000	4,708,017
6.113%,
1/15/2020(2)(5)	8,975,000	9,380,158
4.883%,
8/15/2020(2)(5)	5,900,000	5,681,175
GTP Towers Issuer LLC,
8.112%,
2/15/2015(2)(5)	15,000,000	15,643,020
SBA Tower Trust,
4.254%,
4/15/2015(2)(5)	550,000	569,751

Total Commercial Mortgage-Backed Securities
(Cost $49,325,000)		50,131,183

Residential Mortgage-Backed Securities		0.20%
Banc of America Funding Corp.:
Class 2A4, 5.500%,
8/1/2035	969,327	829,841
Series 2005-4,
Class 1A4, 5.500%,
8/1/2035	477,355	415,646
Banc of America Mortgage
Securities Inc.:
Series 2005-2,
Class 1A12,
5.500%, 3/25/2035	304,543	267,381
Series 2005-8,
Class A14, 5.500%,
9/25/2035	965,009	734,239
Bank of America Alternative
Loan Trust,
Series 2005-
4, Class CB9,
5.500%, 5/25/2035	833,000	566,502
Bear Stearns Co.,
Series 2003-7,
Class 4A, 4.885%,
10/25/2033(1)	103,487	105,799

	Principal
	Amount	Market Value
Countrywide Home Loan
Mortgage Pass
Through Trust,
Series 2004-2,
Class 3A1, 5.480%,
11/25/2014(1)(5)	$133,712	$130,010
Provident Funding
Mortgage Loan Trust,
Series 2004-1,
Class 1A1, 2.777%,
4/25/2034(1)	93,638	91,685
WAMU Mortgage Pass-
Through Certificates,
Series 2003-AR3,
Class B1, 2.624%,
4/25/2033(1)	43,507	23,775

Total Residential Mortgage-Backed Securities
(Cost $3,911,984)		3,164,878

Agency Mortgage-Backed Securities		26.08%
FHLMC:
Gold Pool
#G00336, 6.000%,
10/1/2024	122,710	133,491
Pool #781804,
5.054%, 7/1/2034(1)	1,184,138	1,253,818
Pool #781811,
5.131%, 7/1/2034(1)	552,361	584,896
Pool #781958,
5.077%, 9/1/2034(1)	1,435,736	1,519,968
Gold Pool
#G08061, 5.500%,
6/1/2035	842,928	903,680
Gold Pool
#G08079, 5.000%,
9/1/2035	14,116,013	14,877,530
Gold Pool
#G01960, 5.000%,
12/1/2035	4,431,985	4,671,077
Gold Pool
#A41748, 5.000%,
1/1/2036	5,825,932	6,140,223
Gold Pool
#A42128, 5.500%,
1/1/2036	6,412,495	6,874,656
Gold Pool
#G02064, 5.000%,
2/1/2036	6,686,010	7,046,701
Gold Pool
#G05200, 5.000%,
5/1/2036	18,229,137	19,212,545
Gold Pool
#G02386, 6.000%,
11/1/2036	11,820,700	12,848,640
Pool #1G1317,
5.965%,
11/1/2036(1)	9,197,577	9,889,584
Gold Pool
#G03189, 6.500%,
9/1/2037	18,861,548	20,934,130

	Principal
	Amount	Market Value
FNMA:
Pool #995749,
4.000%, 5/25/2024	$25,243,214	$26,043,904
Pool #932361,
4.000%, 1/1/2025	25,204,614	26,004,079
Pool #AC8938,
4.500%, 1/1/2025	26,422,675	27,719,024
Pool #AD4268,
4.500%, 3/1/2025	16,042,359	16,859,509
Pool #779610,
4.952%, 6/1/2034(1)	279,343	295,161
Pool #725705,
5.000%, 8/1/2034	1,915,771	2,025,100
Pool #809893,
5.059%, 3/1/2035(1)	909,340	960,494
Pool #809894,
4.802%, 3/1/2035(1)	1,083,591	1,136,644
Pool #255706,
5.500%, 5/1/2035	10,318,492	11,098,095
Pool #735897,
5.500%, 10/1/2035	5,794,191	6,231,965
Pool #836496,
5.000%, 10/1/2035	8,573,649	9,053,190
Pool #850582,
5.500%, 1/1/2036	2,682,641	2,885,325
Pool #845471,
5.000%, 5/1/2036	1,170,933	1,220,509
Pool #888016,
5.500%, 5/1/2036	11,457,772	12,323,453
Pool #190377,
5.000%, 11/1/2036	10,771,519	11,373,992
Pool #256526,
6.000%, 12/1/2036	13,733,583	14,871,451
Pool #888405,
5.000%, 12/1/2036	2,519,897	2,660,840
Pool #907772,
6.000%, 12/1/2036	5,546,396	6,005,932
Pool #910881,
5.000%, 2/1/2037	9,531,094	9,934,631
Pool #889108,
6.000%, 2/1/2038	11,816,069	12,859,688
Pool #257161,
5.500%, 4/1/2038	24,075,621	25,778,033
Pool #AE0395,
4.500%, 10/1/2040	32,237,628	33,130,965
Pool #MA0583,
4.000%, 11/1/2040	32,939,036	32,810,871
GNMA,
Pool #550656,
5.000%, 9/15/2035	1,403,343	1,495,360
FHLMC,
Gold Pool
#G02252, 5.500%,
7/1/2036	16,467,242	17,602,609

Total Agency Mortgage-Backed Securities
(Cost $403,121,852)		419,271,763

WESTCORE PLUS BOND FUND AS OF DECEMBER 31, 2010 (continued)

	Principal Amount /Shares	Market Value
Total Asset-Backed Securities, Collateralized
Debt Obligations, Commercial Mortgage-Backed
Securities, Residential Mortgage-Backed
Securities, & Agency Mortgage-Backed Securities
(Cost $546,898,449)		$555,116,875

U.S. GOVERNMENT &
AGENCY OBLIGATIONS		3.34%
FDIC Guaranteed:
The Goldman
Sachs Group Inc.,
3.250%, 6/15/2012	$3,090,000	3,208,851
FHLMC,
4.750%,
11/17/2015	45,000,000	50,465,430
FNMA,
8.200%, 3/10/2016	55,000	70,852
		53,745,133

Total U.S. Government & Agency Obligations
(Cost $49,616,777)		53,745,133

U.S. TREASURY BONDS & NOTES		10.37%
4.500%, 2/28/2011	34,250,000	34,484,133
1.125%, 6/30/2011	38,800,000	38,984,921
1.375%, 4/15/2012	13,000,000	13,168,090
6.000%, 2/15/2026	13,000,000	16,075,319
5.500%, 8/15/2028	24,000,000	28,282,512
4.375%, 2/15/2038	5,500,000	5,559,295
4.375% 11/15/2039	30,000,000	30,164,070
		166,718,340
Total U.S. Treasury Bonds & Notes
(Cost $166,220,862)		166,718,340

MONEY MARKET MUTUAL FUNDS		1.79%
Fidelity Institutional
Money Market
Government
Portfolio - Class I
(7 Day Yield 0.031%)	28,819,156	28,819,156

Total Money Market Mutual Funds
(Cost $28,819,156)		28,819,156

Total Investments
(Cost $1,570,090,546)	99.15%	1,594,099,495

Other Assets in Excess
of Liabilities	0.85%	13,662,502

Net Assets	100.00%	$1,607,761,997

Westcore Plus Bond Fund
Country Breakdown as of December 31, 2010
Country	Market Value	%
United States	$1,514,524,607	94.20%
Canada	38,877,162	2.42%
United Kingdom	17,565,646	1.09%
Australia	11,739,065	0.73%
Netherlands	10,804,277	0.67%
Cayman Islands	407,258	0.03%
Switzerland	181,480	0.01%
Total Investments	1,594,099,495	99.15%
Other Assets in
Excess of Liabilities	13,662,502	0.85%
Net Assets	$1,607,761,997	100.00%

Please note the country breakdown is based on the domicile of the issuer and is unaudited. Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another. Sector and industry classifications are unaudited.

** Non-income producing security.

See Notes to Financial Statements.

WESTCORE PLUS BOND FUND AS OF DECEMBER 31, 2010 (continued)

(1) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(2) This security is restricted. The following table provides additional information regarding each security. Included in this list are certain securities exempt from registration under Rule 144A of the Securities Act of 1933, which may be resold in transactions, normally to qualified institutional buyers. Please note that as of December 31, 2010, the Adviser, under supervision of the Board of Trustees, has determined that certain 144A securities listed below have a liquid trading market.

Such securities represent 5.51% of the Fund’s net assets as of December 31, 2010.

						Market Value
						as Percentage
Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	of Net Assets
Adams Outdoor Advertising LP	5.438%	12/20/17	12/3/10	$8,100,000	$7,960,761	0.50%
Adams Outdoor Advertising LP	10.756%	12/20/17	12/3/10	6,300,000	6,188,301	0.39%
Anheuser–Busch InBev Worldwide Inc.	7.750%	1/15/19	7/29/10	7,847,871	7,913,910	0.49%
Anthracite Ltd., Series 2004–1A, Class G	3.211%	2/24/14	3/16/04	500,000	30,000	0.00%
BMW US Capital Inc.	5.730%	11/1/15	10/16/07	12,000,000	13,141,200	0.82%
Calpine Corp.	7.500%	2/15/21	10/18/10–10/19/10	8,364,778	8,266,500	0.51%
Crest Ltd., Series 2003–1A, Class PS	–%	8/28/12	4/22/03	666,357	40,000	0.00%
Crest Ltd., Series 2003–2A, Class PS	–%	12/28/13	11/25/03	470,637	37,210	0.00%
Crest Ltd. Series 2004–1A, Class H2	7.334%	10/28/14	10/22/04	744,037	7,778	0.00%
Crown Castle Towers LLC	5.495%	1/15/17	1/8/10	4,500,000	4,708,017	0.29%
Crown Castle Towers LLC	6.113%	1/15/20	1/8/10	8,975,000	9,380,158	0.58%
Crown Castle Towers LLC	4.883%	8/15/20	7/29/10	5,900,000	5,681,175	0.35%
Emigrant Capital Trust II	2.767%	4/14/34	8/11/04	846,405	333,068	0.02%
Eszoplicone Royalty SUB LLC, Series IV	12.000%	3/15/14	7/29/05	545,187	479,765	0.03%
Fairfield Street Solar, Class F	5.157%	12/28/14	11/24/04	1,000,000	50,000	0.00%
First Tennessee Bank	3.750%	–	3/16/05	1,500,000	927,188	0.06%
FMR Corp.	7.490%	6/15/19	3/6/07	5,691,622	5,725,800	0.36%
Fontainebleau Las Vegas Holdings LLC	10.250%	6/15/15	9/13/07 – 11/8/07	7,538,569	69,870	0.00%
GTP Towers Issuer LLC	8.112%	2/15/15	2/11/10	15,000,000	15,643,020	0.97%
Indianapolis Power & Light Co.	6.300%	7/1/13	7/30/03 – 2/6/06	401,210	439,304	0.03%
I–Preferred Term Securities I Ltd.	–%	12/4/12	11/21/02	150,000	75	0.00%
Marriott Vacation Club Owner Trust, Series 2006–2A, Class A	5.362%	4/20/14	10/31/06	202,663	211,356	0.01%
Marriott Vacation Club Owner Trust, Series 2010–1A, Class A	3.540%	12/20/32	11/5/10	8,618,672	8,466,980	0.53%
Northern Natural Gas Co.	5.375%	10/31/12	10/9/02	349,902	378,244	0.02%
N–Star Real Estate Ltd, Series 2004–2A, Class C2B	6.591%	6/28/14	6/16/04	564,058	132,000	0.01%
Preferred Term Securities VI Ltd.	–%	7/3/12	6/13/02	250,000	125	0.00%
Preferred Term Securities X Ltd.	–%	7/3/13	6/16/03	350,000	35	0.00%
Preferred Term Securities XI B–3 Ltd.	1.902%	9/24/33	6/2/05	502,633	90,000	0.01%
Preferred Term Securities XI Ltd.	–%	10/3/13	9/9/03	350,000	105	0.00%
Preferred Term Securities XII Ltd.	–%	12/24/13	12/9/03 – 1/7/05	504,123	150	0.00%
Preferred Term Securities XIII Ltd.	–%	3/24/14	3/9/04	500,000	150	0.00%
Preferred Term Securities XIV Ltd.	–%	6/17/14	6/9/04	500,000	100	0.00%
Regional Diversified Funding, Series 2004–1	–%	2/15/14	2/13/04	491,490	50	0.00%
Regional Diversified Funding, Series 2005–1	–%	3/15/15	3/21/05	750,000	75	0.00%
River North Ltd, Series 2005–1A, Class SUB	–%	2/6/14	12/22/04	800,000	80	0.00%
SAIC Inc.	4.450%	12/1/20	12/13/10	2,958,534	2,960,570	0.18%
SBA Towers Trust	4.254%	4/15/15	4/8/10	550,000	569,751	0.04%
Soloso Bank Pref	–%	10/15/15	8/3/05	745,497	75	0.00%
Sweetwater Investors LLC	5.875%	5/15/14	5/31/05 – 12/15/05	304,022	280,049	0.02%
Tenaska Alabama II Partners LP	6.125%	3/30/23	10/9/03 – 9/4/09	238,916	246,876	0.02%
Tenaska Virginia Partners LP	6.119%	3/30/24	4/29/04 – 1/19/05	208,988	209,209	0.01%
TIAA Real Estate Ltd., Series 2003–1A, Class PS	9.000%	9/30/13	10/16/03	250,000	16,750	0.00%
Times Square Hotel Trust	8.528%	8/1/26	8/3/01	354,767	387,544	0.02%
Tricadia, Series 2003–1A, Class PS	– %	12/15/13	12/10/03	245,957	2,500	0.00%
Tuckahoe Credit Lease Trust	9.310%	10/20/25	12/11/09	4,380,219	4,916,709	0.31%
USG Corp.	8.375%	10/15/18	11/8/10–11/9/10	8,506,374	8,274,000	0.52%
West Fraser Timber Co. Ltd.	5.200%	10/15/14	6/12/06 – 8/3/09	7,979,005	8,869,125	0.55%
WPD Holdings	7.250%	12/15/17	10/15/03 – 6/30/06	859,147	976,891	0.06%
				$139,356,640	$124,012,599	7.71%

(3)	This security has been valued in good faith by or under the direction of the Board of Trustees. As of December 31, 2010 these securities represented 1.75% of the Fund’s net assets.
(4)	Income is not being accrued on this security due to the issuer’s default or expected default on interest payments.
(5)	The expected maturity date listed herein differs from the legal maturity date due to call or put features or due to the expected schedule of principal payments.
(6)	This security represents a junior tranche whereby the holder is entitled to all residual interest, if any, which can vary. The rate listed is the investment adviser’s estimated rate of residual interest as of the reporting date.

WESTCORE COLORADO TAX-EXEMPT FUND AS OF DECEMBER 31, 2010

Principal
Amount		Market Value
CERTIFICATES OF PARTICIPATION		14.87%
Adams 12 Five Star Schools,
Certificate of Participation,
4.500%, 12/1/2027,
Optional 12/1/2018
@ 100.00	$600,000	$553,602
Adams County, Certificate of
Participation,
5.000%, 12/1/2025,
Optional 12/1/2018
@ 100.00	1,200,000	1,229,064
Auraria Higher Education
Center, Certificate of
Participation,
6.000%, 5/1/2024,
Optional 5/1/2019 @
100.00	499,000	525,113
City of Aurora, Certificates
of Participation:
5.000%, 12/1/2026,
Optional 12/1/2019
@ 100.00	1,000,000	1,021,580
5.000%, 12/1/2030,
Optional 12/1/2019
@ 100.00	675,000	667,420
City of Thornton, Certificate
of Participation,
4.000%, 12/1/2022,
AMBAC	250,000	234,637
Colorado State Higher
Education, Cons. Lease
Pur., Certificates of
Participation:
5.250%, 11/1/2023,
Optional 11/1/2018
@ 100.00	1,000,000	1,055,000
5.000%, 11/1/2025	1,000,000	1,017,780
Colorado State, Certificate
of Participation,
University of Colorado
at Denver Health
Sciences Center
Fitzsimons Academic,
5.000%, 11/1/2018,
Optional 11/1/2015 @
100.00, NATL-RE	700,000	743,631
Denver City & County,
Certificate of
Participation, Denver
Botanic Gardens,
5.250%, 12/1/2024,
Optional 12/1/2018
@ 100.00	625,000	660,125
Douglas & Elbert Counties
School District No.
Re-1, Certificate of
Participation,
5.000%, 1/15/2025,
Optional 1/15/2019
@ 100.00	1,000,000	1,024,560
Eagle County, Certificate of
Participation, Justice
Center Project,
5.250%, 12/1/2023,
Optional 12/1/2018
@ 100.00	500,000	534,640

Principal
	Amount	Market Value
El Paso County, Certificates
of Participation,
Detention Facility Project:
5.375%, 12/1/2019,
Optional 12/1/2012
@ 100.00, AMBAC	$500,000	$518,055
5.375%, 12/1/2020,
Optional 12/1/2012
@ 100.00, AMBAC	1,000,000	1,032,190
Fort Collins, Certificates
of Participation:
5.000%, 6/1/2012	1,000,000	1,059,160
5.375%, 6/1/2023,
Optional 6/1/2014 @
100.00, AMBAC	1,000,000	1,044,630
Garfield County Public
Library District,
Certificate of
Participation,
5.000%, 12/1/2024,
Optional 12/1/2019
@ 100.00	675,000	665,003
Northern Colorado Water
Conservancy District,
Certificate of
Participation,
5.625%, 10/1/2018,
Optional 10/1/2012 @
100.00, NATL-RE	510,000	532,318
Pueblo Co., Certificate of
Participation, Police
Complex Project,
5.500%, 8/15/2018,
AGM	500,000	562,025
Regional Transportation
District, Certificates
of Participation:
4.500%, 6/1/2019,
Optional 6/1/2015 @
100.00, AMBAC	620,000	632,133
5.000%, 12/1/2022,
Optional 12/1/2017
@ 100.00, AMBAC	1,000,000	1,028,160
5.000%, 11/1/2024,
Prerefunded
11/1/2013 @ 100.00	1,000,000	1,112,500
University of Colorado,
Certificate of
Participation,
5.000%, 6/1/2023,
Prerefunded
6/1/2013 @ 100.00	150,000	163,850

Total Certificates of Participation
(Cost 17,659,361)		17,617,176

GENERAL OBLIGATION BONDS		33.16%
County-City-Special
District-School District		33.16%
Adams & Arapahoe Counties
Joint School District 28J:
5.350%, 12/1/2015,
Escrowed to Maturity	260,000	304,346
6.250%, 12/1/2026,
Optional 12/1/2018
@ 100.00	1,250,000	1,401,162

	Principal
	Amount	Market Value
Adams 12 Five Star Schools,
zero coupon,
12/15/2024, Optional
12/15/2016 @ 67.784,
FGIC	$2,385,000	$1,269,369
Adams County School
District 12, Series A,
5.000%, 12/15/2020,
Prerefunded
12/15/2011 @ 100.00,
NATL-RE	500,000	521,560
Arapahoe County School
District 5,
5.000%, 12/15/2026,
Optional 12/15/2018
@ 100.00	1,000,000	1,055,620
Arapahoe County School
District No. 6 Littleton,
5.250%, 12/1/2021,
prerefunded
12/1/2012 @ 100.00,
NATL-RE FGIC	500,000	542,785
Arapahoe Park & Recreation
District,
5.250%, 12/1/2022,
Optional 12/1/2012
@ 100.00, NATL-RE
FGIC	750,000	759,990
Basalt Colorado Sanitation
District,
5.000%, 12/1/2018,
Optional 12/1/2011
@ 100.00, AMBAC	125,000	127,439
Boulder Valley School District
No Re-2:
4.500%, 12/1/2025,
Optional 6/1/2019 @
100.00	775,000	789,097
5.000%, 12/1/2034,
Optional 6/1/2019 @
100.00	1,325,000	1,338,528
Cherry Creek North Business
Improvement District
No. 1,
5.000%, 12/1/2028,
Optional 12/1/2019
@ 100.00	875,000	863,756
City & County of Denver
Board Water
Commissioners,
5.500%, 10/1/2011	250,000	259,377
City & County of Denver
Justice System,
5.000%, 8/1/2025,
Optional 8/1/2018 @
100.00	750,000	798,053
City & County of Denver,
School District No. 1,
Series A,
5.500%, 12/1/2022,
FGIC	500,000	582,340
Clear Creek County School
District Re-1,
4.300%, 12/1/2013,
Optional 12/1/2012
@ 100.00, AGM	125,000	131,961

WESTCORE COLORADO TAX-EXEMPT FUND AS OF DECEMBER 31, 2010 (continued)

	Principal Amount	Market Value
Denver City & County School
District No. 1:
5.000%, 12/1/2018	$1,000,000	$1,154,260
5.250%, 12/1/2025,
Optional 6/1/2019 @
100.00	1,500,000	1,630,440
Denver West Metropolitan
District,
4.050%, 12/1/2013	500,000	513,090
Douglas & Elbert Counties
School District Re-1:
zero coupon,
12/15/2015	2,000,000	1,750,760
5.250%, 12/15/2016,
Prerefunded
12/15/2011 @ 100.00,
NATL-RE	500,000	522,740
5.250%, 12/15/2017,
Prerefunded
12/15/2011 @ 100.00,
NATL-RE	1,000,000	1,045,480
5.000%, 12/15/2023,
Optional 12/15/2017
@ 100.00	1,250,000	1,331,350
Eagle, Garfield & Routt
Counties School
District Re-50J,
5.000%, 12/1/2026,
Optional 12/1/2016
@ 100.00, AGM	2,500,000	2,602,225
Eagle-Vail Metropolitan
District,
5.000%, 12/1/2029,
Optional 12/1/2019
@ 100.00	400,000	401,120
El Paso County School
District 12,
5.000%, 9/15/2013,
Optional 9/15/2012
@ 100.00	1,000,000	1,067,900
El Paso County School
District 2,
5.000%, 12/1/2023,
Optional 12/1/2012 @
100.00, NATL-RE	250,000	270,212
El Paso County School
District No. 20:
zero coupon,
12/15/2013, AGM	500,000	474,025
4.500%, 12/15/2025,
Optional 12/15/2017
@ 100.00, AGM	1,000,000	1,007,090
Garfield County, Garfield
School District Re-2:
5.000%, 12/1/2024,
Optional 12/1/2016
@ 100.00, AGM	800,000	835,264
4.000%, 12/1/2025,
Optional 12/1/2020
@ 100.00	700,000	686,105
4.750%, 12/1/2025,
Optional 12/1/2016
@ 100.00, AGM	1,000,000	1,021,640
5.000%, 12/1/2027,
Optional 12/1/2016
@ 100.00, AGM	250,000	256,278

	Principal
	Amount	Market Value
Garfield, Pitkin & Eagle
Counties Roaring Fork
School District Re-1,
5.000%, 12/15/2020,
Optional 12/15/2014
@ 100.00, AGM	$500,000	$530,045
Gunnison Watershed School
District No. Re 1J:
5.250%, 12/1/2024,
Optional 12/1/2018
@ 100.00	1,000,000	1,088,210
5.000%, 12/1/2028,
Optional 12/1/2018
@ 100.00, AGM	1,200,000	1,242,720
Jefferson County School
District R-1:
5.250%, 12/15/2024	1,500,000	1,702,320
5.000%, 12/15/2024,
prerefunded
12/15/2014 @
100.00, AGM	1,000,000	1,136,850
5.250%, 12/15/2025,
Optional 12/15/2016
@ 100.00, AGM	500,000	533,310
La Plata County School
District 9-R:
5.250%, 11/1/2020,
Prerefunded
11/1/2012 @ 100.00,
NATL-RE	125,000	135,208
5.125%, 11/1/2023,
Optional 11/1/2013 @
100.00, NATL-RE	100,000	104,381
Lincoln Park, Metropolitan
District,
5.625%, 12/1/2020,
Optional 12/1/2017
@ 100.00	250,000	248,580
Mesa County Valley School
District 51 Grand Junction:
5.000%, 12/1/2021,
Optional 12/1/2014 @
100.00, NATL-RE	525,000	568,244
5.000%, 12/1/2022,
Optional 12/1/2014 @
100.00, NATL-RE	300,000	323,787
5.000%, 12/1/2024,
Optional 12/1/2014 @
100.00, NATL-RE	1,000,000	1,067,080
Moffat County School District
No. Re-1 Craig,
5.250%, 12/1/2026,
Optional 12/1/2017
@ 100.00, AGM	1,030,000	1,094,210
Pitkin County School District
No. 001, Aspen:
5.000%, 12/1/2020,
Prerefunded
12/1/2011 @ 100.00,
FGIC	150,000	156,203
5.375%, 12/1/2026,
Optional 12/1/2019
@ 100.00	225,000	244,291
Pueblo County School
District 60,
5.000%, 12/15/2022	500,000	560,745

	Principal
	Amount	Market Value
Pueblo County School
District 70,
5.000%, 12/1/2015,
Optional 12/1/2011 @
100.00, NATL-RE	$165,000	$169,267
Rio Blanco County School
District No. Re-1 Meeker,
5.250%, 12/1/2022,
Optional 12/1/2018
@ 100.00	575,000	627,354
Summit County, Summit
County School District
Re-1,
5.000%, 12/1/2023,
Optional 12/1/2014,
NATL-RE-FGIC	200,000	209,072
Weld & Adams County School
District Re-3,
5.000%, 12/15/2021,
Prerefunded
12/15/2014 @ 100.00,
AGM	200,000	227,782

Total General Obligation Bonds
(Cost $38,819,537)		39,285,021

REVENUE BONDS		48.60%
Airports		1.77%
City & County of Denver
Airport Series A Revenue:
5.000%, 11/15/2018,
Optional 11/15/2015
@ 100.00, XLCA	1,000,000	1,081,340
5.250%, 11/15/2028,
Optional 11/15/2019
@ 100.00	1,000,000	1,014,790
		2,096,130

General		4.02%
Boulder County Open
Space Capital
Improvement Tr Fd,
5.000%, 12/15/2025,
Optional 12/15/2018
@ 100.00	1,000,000	1,048,030
Boulder County Open Space
Capital Improvement
Tr Fd, Series A,
5.000%, 1/1/2024,
Optional 1/1/2015 @
100.00, AGM	1,645,000	1,705,092
Regional Transportation
District, Colorado Sales
Tax Revenue, Series A:
5.000%, 11/1/2027,
Optional 11/1/2016
@ 100.00, AMBAC	500,000	514,970
4.375%, 11/1/2031	1,000,000	924,520
Town of Castle Rock Co.,
Sales and Use Tax
Revenue,
6.000%, 6/1/2023,
Optional 6/1/2018 @
100.00, AGM	500,000	573,530
		4,766,142

WESTCORE COLORADO TAX-EXEMPT FUND AS OF DECEMBER 31, 2010 (continued)

	Principal
	Amount	Market Value
Higher Education		8.28%
City of Colorado Springs,
Revenue Refunding
Bonds, The Colorado
College Project,
4.375%, 6/1/2026,
Optional 6/1/2015 @
100.00	$500,000	$490,910
Colorado Educational &
Cultural Facilities
Authority:
5.000%, 9/1/2025,
Optional 9/1/2020 @
100.00	1,105,000	1,127,840
Pikes Peak College,
5.000%, 12/1/2021,
Optional 12/1/2011
@ 100.00, AMBAC	150,000	151,983
Regis University,
5.000%, 6/1/2020,
Optional 6/1/2011 @
100.00, AMBAC	200,000	200,936
University of Denver:
5.000%, 3/1/2018,
Optional 9/1/2015 @
100.00, NATL-RE	500,000	541,545
5.000%, 3/1/2021,
Optional 9/1/2015
@ 100.00, MBIA-RE
FGIC	300,000	318,105
Colorado School of Mines
Auxiliary Facility
Revenue Enterprise:
5.250%, 12/1/2020,
Optional 12/1/2012
@ 100.00, AMBAC	85,000	86,912
5.250%, 12/1/2020,
Prerefunded
12/1/2012 @ 100.00,
AMBAC	420,000	455,939
Colorado State Board of
Governors,
5.250%, 3/1/2024,
Optional 3/1/2017,
NATL-RE	500,000	526,805
Colorado State Board of
Governors University -
Enterprise Revenue Bonds,
5.000%, 12/1/2020,
Prerefunded
12/1/2015 @ 100.00,
XLCA	500,000	577,080
Colorado State College
Board of Trustees,
Auxiliary Facilities
System - Enterprise
Revenue Bonds,
5.000%, 5/15/2022,
Optional 5/15/2013,
MBIA	660,000	682,678
Fort Lewis College Board,
4.625%, 10/1/2026,
Optional 10/17/2017
@ 100.00, NATL-RE	500,000	481,815

	Principal
	Amount	Market Value
Mesa State College, Auxiliary
Facility Enterprise
Revenue,
5.700%, 5/15/2026,
Optional 11/15/2017
@ 100.00	$250,000	$304,900
University of Colorado
Enterprise Systems
Revenue, Series A:
5.100%, 6/1/2016,
Prerefunded
6/1/2011 @ 100.00	150,000	152,885
5.375%, 6/1/2026,
Prerefunded
6/1/2011 @ 100.00	325,000	331,610
University of Colorado
Enterprise Systems
Revenue, Series B:
5.000%, 6/1/2024,
Prerefunded
6/1/2013 @ 100.00,
FGIC	150,000	164,414
5.000%, 6/1/2026,
Optional 6/1/2015 @
100.00, NATL-RE	750,000	778,455
University of Northern
Colorado Auxiliary
Facilities:
5.000%, 6/1/2016,
Optional 6/1/2011 @
100.00, AMBAC	500,000	505,135
5.000%, 6/1/2023,
Optional 6/1/2011 @
100.00, AMBAC	250,000	250,867
Western State College,
5.000%, 5/15/2034,
Optional 5/15/2019
@ 100.00	500,000	476,785
Western State College,
Series A,
5.000%, 5/15/2024,
Optional 5/15/2020
@ 100.00	1,160,000	1,208,349
		9,815,948

Medical		13.58%
Aspen Valley Hospital District,
5.000%, 10/15/2021,
Optional 10/15/2016
@ 100.00	600,000	567,396
Aurora Colorado Hospital
Revenue, Children’s
Hospital,
5.000%, 12/1/2022,
Optional 12/1/2018
@ 100.00, AGM	1,000,000	1,039,660
Colorado Health Facilities
Authority Revenue,
Adventist Sunbelt:
5.125%, 11/15/2020,
Prerefunded
11/15/2016 @ 100.00	345,000	404,340
5.250%, 11/15/2027,
Optional 11/15/2016
@ 100.00(1)	1,000,000	991,100

	Principal
	Amount	Market Value
Colorado Health Facilities
Authority Revenue,
Catholic Health Initiatives:
5.250%, 9/1/2021,
Prerefunded
9/1/2011 @ 100.00	$500,000	$515,860
5.250%, 7/1/2024,
Optional 7/1/2019 @
100.00	1,000,000	1,058,940
5.500%, 3/1/2032,
Pre-Refunded
3/2/2012 @ 100.00	500,000	528,295
Colorado Health Facilities
Authority Revenue,
Covenant Retirement
Communities Inc.,
5.250%, 12/1/2025,
Optional 12/1/2015
@ 100.00	500,000	451,935
Colorado Health Facilities
Authority Revenue,
Evangelical Lutheran:
5.250%, 6/1/2020,
Optional 6/1/2016 @
100.00	500,000	506,305
5.250%, 6/1/2023,
Optional 6/1/2016 @
100.00	400,000	397,100
Colorado Health Facilities
Authority Revenue,
Park View Medical Center:
5.000%, 9/1/2011	210,000	213,400
5.000%, 9/1/2020,
Optional 9/15/2015
@ 100.00	450,000	452,570
5.000%, 9/1/2025,
Optional 9/1/2017 @
100.00	450,000	421,357
Colorado Health Facilities
Authority Revenue,
Sisters Leavenworth,
Series B,
5.000%, 1/1/2023	1,000,000	1,029,920
Colorado Health Facilities
Authority Revenue,
Vail Valley Medical Center,
5.000%, 1/15/2020,
Optional 1/15/2015
@ 100.00	940,000	949,193
Colorado Health Facilities
Authority Revenue,
Valley View Hospital
Association,
5.000%, 5/15/2027,
Optional 5/15/2017
@ 100.00	250,000	225,603
Colorado Health Facilities
Authority Revenue,
Yampa Valley Medical
Center,
5.000%, 9/15/2022,
Optional 9/15/2017
@ 100.00	850,000	810,806

WESTCORE COLORADO TAX-EXEMPT FUND AS OF DECEMBER 31, 2010 (continued)

Principal
Amount		Market Value
Colorado Health Facilities
Authority, Poudre Valley
Health, Series A,
5.000%, 3/1/2025,
Optional 3/1/2015 @
100.00	$1,000,000	$979,090
Denver Health & Hospital
Authority:
5.000%, 12/1/2018,
Optional 12/1/2016	500,000	496,115
5.000%, 12/1/2020,
Optional 12/1/2016	500,000	481,445
6.000%, 12/1/2031,
Prerefunded
12/1/2011 @ 100.00	2,000,000	2,098,880
University of Colorado
Hospital Authority:
5.250%, 11/15/2022,
Callable upon 30
days notice @
100.00, AMBAC	1,000,000	1,000,090
5.600%, 11/15/2031,
Prerefunded
11/15/2011 @ 100.00	445,000	464,869
		16,084,269

Other		0.17%
Boulder County, (Atmospheric
Research),
5.000%, 9/1/2022,
Optional 9/1/2011 @
100.00, NATL-RE	200,000	201,556

Special Tax		5.98%
Aurora Colorado Golf
Course Enterprise:
4.125%, 12/1/2013	110,000	110,220
4.250%, 12/1/2014	125,000	124,064
4.375%, 12/1/2015	125,000	121,792
Broomfield Sales & Use Tax,
5.200%, 12/1/2017,
Optional 12/1/2012
@ 100.00, AMBAC	500,000	524,765
Colorado Educational &
Cultural Facilities Authority:
Academy Charter School:
5.000%, 12/15/2015,
Mandatory Sinking
Fund 12/15/2013 @
100.00	390,000	402,035
5.000%, 12/15/2021,
Optional 12/15/2015
@ 100.00, MORAL
OBLG	180,000	179,843
4.625%, 12/15/2028,
Optional 12/15/2015
@ 100.00, MORAL
OBLG	250,000	225,508
Bromley East Charter School,
5.125%, 9/15/2025,
Optional 9/15/2015
@ 100.00, XLCA	500,000	501,720
Kent Denver School:
5.000%, 10/1/2019	115,000	122,097
5.000%, 10/1/2030,
Optional 10/1/2019
@ 100.00	500,000	466,720

Principal
	Amount	Market Value
Denver City & County Golf
Enterprise:
5.500%, 9/1/2012,
Mandatory Sinking
Fund 9/1/2010 @
100.00	$170,000	$171,834
4.600%, 9/1/2015	185,000	184,530
5.000%, 9/1/2018,
Optional 9/1/2016 @
100.00	350,000	345,384
5.000%, 9/1/2019,
Optional 9/1/2016 @
100.00	500,000	487,965
Grand Junction Leasing
Authority Capital
Improvement:
5.000%, 6/15/2020,
Optional 6/15/2016 @
100.00, NATL-RE	390,000	416,571
5.000%, 6/15/2023,
Optional 6/15/2016 @
100.00, NATL-RE	390,000	410,658
Northwest Parkway Public
Highway Authority Revenue,
zero coupon,
6/15/2025,
convertible to 5.80%
until 6/15/2025,
Prerefunded
6/15/2016 @ 100.00,
AGM	960,000	1,106,535
Superior Open Space Sales
& Use Tax:
4.625%, 6/1/2015	100,000	103,602
4.750%, 6/1/2017,
Optional 6/1/2016 @
100.00	325,000	332,920
Thornton, Adams County
Sales & Use Tax, Open
Space & Parks,
5.250%, 9/1/2016,
prerefunded 9/1/2011
@ 100.00, AGM	500,000	516,025
Westminster Sales & Use Tax:
5.000%, 12/1/2014,
Prerefunded
12/1/2011 @ 100.00	155,000	159,859
5.000%, 12/1/2014,
Prerefunded
12/1/2014 @ 100.00	65,000	67,688
		7,082,335

Utilities		14.80%
Arapahoe County Water &
Wastewater Authority Revenue,
4.250%, 12/1/2025,
Optional 12/1/2016
@ 100.00, AGM	450,000	448,506
Arkansas River Power Authority,
5.875%, 10/1/2026,
Sinking Fund
10/1/2022, XLCA	1,000,000	1,025,200
Brighton Colorado Water
Activity Enterprise,
5.000%, 12/1/2029,
Optional 12/1/2019
@ 100.00	1,515,000	1,542,179

Principal
	Amount	Market Value
Broomfield Water Activity Enterprise:
5.500%, 12/1/2018,
Optional 12/1/2012 @
100.00, NATL-RE	$500,000	$506,245
4.750%, 12/1/2022,
Optional 12/1/2012 @
100.00, NATL-RE	125,000	125,719
Colorado Springs Colorado
Utilities Revenue,
5.000%, 11/15/2027,
Optional 11/15/2019
@ 100.00	1,500,000	1,619,625
Colorado Water Resources &
Power Development
Authority, Clean Water
Revolving Fund,
4.000%, 9/1/2030,
Optional 9/1/2020 @
100.00	1,065,000	956,104
Colorado Water Resources
& Power Development
Authority, Drinking Water,
5.000%, 9/1/2017,
Optional 9/1/2012 @
100.00	500,000	525,720
Colorado Water Resources &
Power Development
Authority, East Cherry
Creek Valley Water &
Sanitation District,
4.250%, 11/15/2025,
Optional 11/15/2015
@ 100.00, NATL-RE	1,420,000	1,340,295
Colorado Water Resources &
Power Development
Authority, Parker Water
& Sanitation District,
5.000%, 9/1/2026,
Optional 9/1/2014 @
100.00, NATL-RE	500,000	476,975
Colorado Water Resources
& Power Development
Authority, Waste Water
Revolving Fund,
5.500%, 9/1/2019	500,000	587,975
Denver City & County Board
of Water Commissioners,
5.000%, 12/15/2029,
Optional 12/15/2017
@ 100.00, AGM	1,500,000	1,539,765
Eagle River Water &
Sanitation District,
5.000%, 12/1/2029,
Optional 12/1/2019
@ 100.00, AGM	450,000	451,584
Fort Collins Colorado Waste
Water Utility Enterprise:
5.000%, 12/1/2026,
Optional 12/1/2018
@ 100.00	1,000,000	1,051,930
5.000%, 12/1/2027,
Optional 12/1/2018
@ 100.00	465,000	484,702

WESTCORE COLORADO TAX-EXEMPT FUND AS OF DECEMBER 31, 2010 (continued)

Principal
Amount /Shares		Market Value
Fort Collins, Larimer County
Colorado Stormwater
Utilities,
4.875%, 12/1/2020,
Optional 12/1/2012
@ 100.00, AMBAC	$250,000	$255,532
Golden Colorado Water &
Waste Treatment,
4.950%, 11/15/2022,
Optional 11/15/2013
@ 100.00, AGM	150,000	155,577
Greeley Colorado Water Revenue,
4.200%, 8/1/2024,
Optional 8/1/2016 @
100.00, NATL-RE	1,200,000	1,175,640
Platte River Power Authority,
Series HH:
5.000%, 6/1/2027,
Optional 6/1/2019 @
100.00	1,500,000	1,556,205
5.000%, 6/1/2028,
Optional 6/1/2019 @
100.00	1,000,000	1,030,390
Pueblo County Pollution
Control Public Service
of Colorado Project,
5.100%, 1/1/2019,
Optional anytime
upon 30 days notice
@ 100.00, AMBAC	150,000	150,060
Thornton Colorado Water Enterprise,
5.000%, 12/1/2021,
Optional 12/1/2014
@ 100.00, MBIA	500,000	527,700
		17,533,628
Total Revenue Bonds
(Cost $58,087,054)		57,580,008

MONEY MARKET MUTUAL FUNDS		2.80%
Fidelity Institutional Money
Market Tax Exempt-
Class I
(7 Day Yield 0.144%)	3,318,176	3,318,176

Total Money Market Mutual Funds
(Cost $3,318,176)		3,318,176

Total Investments
(Cost $117,884,128)	99.43%	117,800,381
Other Assets in Excess of
Liabilities	0.57%	677,763

Net Assets	100.00%	$118,478,144

Investment classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another. Investment classifications are unaudited.

(1) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

See Notes to Financial Statements.

COMMON ABBREVIATIONS
AB	Aktiebolag is the Swedish equivalent of the term corporation.
ADR	American Depositary Receipt
AG	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.
AGM	Assured Guaranty Municipal
AMBAC	Ambac Financial Group Inc.
BV	Besloten Vennootschap is a Dutch private limited liability company.
FDIC	Federal Deposit Insurance Corp.
FGIC	Financial Guaranty Insurance Co.
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LLC	Limited Liability Company
LP	Limited Partnership
Ltd.	Limited
MBIA	MBIA Inc. delivers credit enhancement for the obligations of debt such as municipal bonds. The purchase of municipal bond insurance is used to improve or enhance the credit rating of a borrower’s debt financing.
MORAL OBLG	Charter School Moral Obligation Program. Moral Obligation bonds are revenue-backed, state issued municipal bonds, whose principal and interest is backed by the moral, but not legal, obligation of a state government.
NA	National Association
NATL-RE	Third party insurer for municipal debt securities.
N.V.	Naamloze Vennootschap is the Dutch term for a public limited liability corporation.
PLC	Public Limited Co.
REIT	Real Estate Investment Trust
S.A.	Generally designates corporations in various countries, mostly those employing the civil law. This translates literally in alllanguages men -
tioned as anonymous company.
S.p.A.	Società Per Azioni is an Italian shared company.
XLCA	XL Capital Assurance Inc. delivers credit enhancement for the obligations of debt such as municipal bonds

CURRENCY ABBREVIATIONS

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro Currency
GBP	British Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar

WESTCORE FUNDS AS OF DECEMBER 31, 2010

	Westcore	Westcore	Westcore	Westcore	Westcore	Westcore
	Growth	MIDCO	Select	Blue Chip	Mid-Cap	Small-Cap
	Fund	Growth Fund	Fund	Fund	Value Fund	Opportunity Fund
Assets
Investments at value (cost - see below)	$112,458,507	$145,735,611	$402,239,171	$35,597,007	$46,450,217	$52,490,650
Cash and cash equivalents	0	0	0	0	0	0
Unrealized gain on forward foreign
currency contracts	0	0	0	0	0	0
Receivable for investment securities sold	0	2,215,695	1,431,527	0	0	0
Dividends and interest receivable	51,673	56,198	70,597	57,105	96,208	67,934
Receivable for fund shares subscribed	4,949	219,759	1,555,554	2,291	133,795	30,139
Investment for trustee deferred
compensation plan	26,616	99,345	8,557	16,628	8,506	12,196
Receivable due from advisor	0	0	0	0	0	0
Prepaid and other assets	20,052	17,827	26,049	9,527	13,022	16,542
Total Assets	112,561,797	148,344,435	405,331,455	35,682,558	46,701,748	52,617,461

Liabilities
Payable for investment
securities purchased	0	1,648,497	12,776,572	0	106,189	0
Unrealized loss on forward
foreign currency contracts	0	0	0	0	0	0
Payable for fund shares redeemed	444,319	258,461	36,949	314,699	106,578	27,544
Payable for investment advisory fee	58,575	78,121	199,024	43,341	29,656	34,492
Payable for administration fee	16,278	20,160	49,852	5,262	6,429	7,761
Payable for shareholder
servicing reimbursement	12,026	7,780	34,148	881	4,715	4,385
Payable for trustee deferred
compensation plan	26,616	99,345	8,557	16,628	8,506	12,196
Payable for chief compliance
officer fee	798	898	1,099	262	346	307
Other payables	38,458	39,868	51,664	24,694	26,337	25,722
Total Liabilities	597,070	2,153,130	13,157,865	405,767	288,756	112,407
Net Assets	$111,964,727	$146,191,305	$392,173,590	$35,276,791	$46,412,992	$52,505,054

Net Assets Consist of:
Paid-in capital	$109,608,029	$119,858,606	$335,373,892	$31,601,876	$52,093,358	$43,590,123
Overdistributed net
investment income	(31,491)	(289,395)	(9,320)	(33,040)	(8,037)	(25,981)
Accumulated net realized gain/(loss)
on investments and foreign
currency transactions	(29,248,400)	(11,903,967)	4,326,079	(2,203,765)	(13,451,320)	(3,019,558)
Net unrealized appreciation/(depreciation)
on investments and translation of
assets and liabilities denominated
in foreign currencies	31,636,589	38,526,061	52,482,939	5,911,720	7,778,991	11,960,470
Net Assets	$111,964,727	$146,191,305	$392,173,590	$35,276,791	$46,412,992	$52,505,054

Net Assets:
Retail Class	$108,693,773	$104,119,236	$392,173,590	$14,610,199	$46,412,992	$48,856,586
Institutional Class	3,270,954	42,072,069	N/A	20,666,592	N/A	3,648,468
Shares of Beneficial Interest Outstanding:
Retail Class	8,670,689	15,378,818	18,608,603	1,313,721	2,541,429	1,431,672
Institutional Class	260,449	6,185,510	N/A	1,861,228	N/A	106,494
Net Asset Value and Redemption
Price Per Share (Net Assets Per
Share Outstanding)
Retail Class	$12.54	$6.77	$21.07	$11.12	$18.26	$34.13
Institutional Class	12.56	6.80	N/A	11.10	N/A	34.26

Cost of Investments	$80,821,918	$107,209,550	$349,756,232	$29,685,287	$38,671,226	$40,530,180
See Notes to Financial Statements.

AS OF DECEMBER 31, 2010

	Westcore	Westcore	Westcore	Westcore	Westcore	Westcore
	Small-Cap	Micro-Cap	International	Flexible	Plus Bond	Colorado
	Value Fund	Opportunity Fund	Frontier Fund	Income Fund	Fund	Tax-Exempt Fund
Assets
Investments at value (cost - see below)	$356,983,561	$1,644,381	$60,625,740	$65,584,781	$1,594,099,495	$117,800,381
Cash and cash equivalents	0	0	0	0	447	0
Unrealized gain on forward
foreign currency contracts	0	0	1,082,862	0	0	0
Receivable for investment securities sold	727,359	0	0	905,055	0	0
Dividends and interest receivable	514,829	1,136	108,362	961,616	15,439,354	801,242
Receivable for fund shares subscribed	630,741	8,015	194,561	5,276	1,319,937	3,450
Investment for trustee deferred
compensation plan	16,328	78	5,621	24,462	152,644	15,468
Receivable due from advisor	0	7,557	0	0	0	0
Prepaid and other assets	31,721	8,819	15,246	23,066	74,404	6,588
Total Assets	358,904,539	1,669,986	62,032,392	67,504,256	1,611,086,281	118,627,129

Liabilities
Payable for investment
securities purchased	777,212	56,001	0	0	0	0
Unrealized loss on forward
foreign currency contracts	0	0	989,415	0	0	0
Payable for fund shares redeemed	595,119	0	20,751	87,293	2,275,422	35,000
Payable for investment advisory fee	271,865	0	46,098	18,193	284,836	29,567
Payable for administration fee	47,914	771	7,576	9,976	203,856	15,504
Payable for shareholder
servicing reimbursement	27,263	66	6,294	5,718	143,325	12,376
Payable for trustee deferred
compensation plan	16,328	78	5,621	24,462	152,644	15,468
Payable for chief compliance
officer fee	2,066	14	286	524	11,530	856
Other payables	64,083	19,302	31,763	48,143	252,671	40,214
Total Liabilities	1,801,850	76,232	1,107,804	194,309	3,324,284	148,985
Net Assets	$357,102,689	$1,593,754	$60,924,588	$67,309,947	$1,607,761,997	$118,478,144

Net Assets Consist of:
Paid-in capital	$330,175,396	$1,332,199	$54,165,911	$113,122,379	$1,577,919,808	$118,669,974
Overdistributed net
investment income	(14,400)	(64)	(191,468)	(309,733)	(268,180)	(16,153)
Accumulated net realized gain/(loss)
on investments and foreign
currency transactions	(48,028,917)	(101,461)	(8,994,089)	(31,247,939)	6,101,420	(91,930)
Net unrealized appreciation/(depreciation)
on investments and translation of
assets and liabilities denominated
in foreign currencies	74,970,610	363,080	15,944,234	(14,254,760)	24,008,949	(83,747)
Net Assets	$357,102,689	$1,593,754	$60,924,588	$67,309,947	$1,607,761,997	$118,478,144

Net Assets:
Retail Class	$242,817,162	$1,593,754	$60,924,588	$65,829,438	$1,389,701,799	$118,478,144
Institutional Class	114,285,527	N/A	N/A	1,480,509	218,060,198	N/A
Shares of Beneficial Interest Outstanding:
Retail Class	20,279,036	137,829	3,880,636	7,822,295	129,684,026	10,783,043
Institutional Class	9,551,045	N/A	N/A	177,598	20,412,140	N/A
Net Asset Value and Redemption
Price Per Share (Net Assets
Per Share Outstanding)
Retail Class	$11.97	$11.56	$15.70	$8.42	$10.72	$10.99
Institutional Class	11.97	N/A	N/A	8.34	10.68	N/A
Cost of Investments	$282,012,951	$1,281,301	$44,774,950	$79,839,541	$1,570,090,546	$117,884,128
See Notes to Financial Statements.

WESTCORE FUNDS FOR THE YEAR ENDED DECEMBER 31, 2010

	Westcore	Westcore	Westcore	Westcore	Westcore	Westcore
	Growth	MIDCO	Select	Blue Chip	Mid-Cap	Small-Cap
	Fund	Growth Fund	Fund	Fund	Value Fund	Opportunity Fund
Investment Income
Dividends, net of foreign taxes*	$1,109,117	$1,075,004	$1,625,645	$648,437	$798,044	$469,659
Interest	1,100	1,455	4,423	218	314	992
Other Income	0	0	0	0	0	0
Total Income	1,110,217	1,076,459	1,630,068	648,655	798,358	470,651

Expenses
Investment advisory fee	713,902	813,722	1,097,975	233,766	356,121	430,791
Administrative fee	194,459	212,412	280,962	66,216	79,737	82,122
Shareholder servicing
reimbursement - Retail Class	126,785	69,382	202,314	9,812	48,899	32,459
Transfer agent fees	29,088	48,291	39,863	23,619	21,251	22,955
Fund accounting fees and expenses	44,296	41,131	53,027	36,382	34,213	42,276
Legal fees	3,189	3,693	4,021	1,084	1,446	1,249
Printing fees	17,135	11,624	35,879	4,118	6,997	5,339
Registration fees	32,919	29,650	28,629	18,628	17,755	28,919
Audit and tax preparation fees	17,821	17,810	15,335	14,640	14,617	14,200
Custodian fees	8,161	10,920	16,040	2,968	4,617	6,870
Insurance	4,917	4,565	2,290	1,420	1,845	1,297
Trustee fees and expenses	13,949	16,137	20,351	4,589	6,055	5,711
Chief compliance officer fee	3,597	4,223	5,251	1,202	1,613	1,488
Other	12,098	7,594	9,900	6,996	6,543	9,341
Total expenses before waivers	1,222,316	1,291,154	1,811,837	425,440	601,709	685,017
Expenses waived by:
Investment advisor
Retail Class	0	0	0	(19,526)	(7,530)	(85,518)
Institutional Class	(35,236)	(18,439)	N/A	(12,086)	N/A	(38,244)
Administrator
Retail Class	0	0	0	(880)	(309)	(2,713)
Institutional Class	0	0	N/A	0	N/A	0
Net Expenses	1,187,080	1,272,715	1,811,837	392,948	593,870	558,542
Net Investment Income/(Loss)	(76,863)	(196,256)	(181,769)	255,707	204,488	(87,891)

Realized and Unrealized Gain/(Loss):
Net realized gain on investments	16,120,529	21,874,649	9,495,276	1,050,866	3,138,488	574,283
Net change in unrealized appreciation/
(depreciation) on investments	(541,497)	12,181,923	44,795,813	29,318	4,914,872	9,032,981
Net Realized And Unrealized Gain	15,579,032	34,056,572	54,291,089	1,080,184	8,053,360	9,607,264
Net Increase In Net Assets Resulting
From Operations	$15,502,169	$33,860,316	$54,109,320	$1,335,891	$8,257,848	$9,519,373

* Foreign tax withholdings	$1,992	$0	$0	$7,839	$80	$0

See Notes to Financial Statements.

FOR THE YEAR ENDED DECEMBER 31, 2010

	Westcore	Westcore	Westcore	Westcore	Westcore	Westcore
	Small-Cap	Micro-Cap	International	Flexible	Plus Bond	Colorado
	Value Fund	Opportunity Fund	Frontier Fund	Income Fund	Fund	Tax-Exempt Fund
Investment Income
Dividends, net of foreign taxes*	$6,756,743	$20,524	$1,061,473	$389,581	$479,965	$0
Interest	6,632	39	712	4,893,924	73,413,197	4,966,767
Other Income	0	0	0	169,518	1,478,636	0
Total Income	6,763,375	20,563	1,062,185	5,453,023	75,371,798	4,966,767

Expenses
Investment advisory fee	2,897,968	19,470	489,579	322,860	7,147,588	589,787
Administrative fee	485,444	13,268	68,198	130,455	2,663,616	197,778
Shareholder servicing
reimbursement - Retail Class	246,938	1,570	47,792	72,698	1,657,988	132,528
Transfer agent fees	27,864	15,993	20,333	29,689	221,993	20,100
Fund accounting fees and expenses	81,621	42,596	47,883	48,117	364,263	60,440
Legal fees	8,499	56	1,113	2,110	46,270	3,421
Printing fees	57,378	646	6,025	14,116	219,009	9,483
Registration fees	38,262	18,178	19,395	32,701	82,782	4,693
Audit and tax preparation fees	17,711	11,878	14,611	23,714	34,347	18,748
Custodian fees	19,517	5,327	20,354	5,392	88,727	6,580
Insurance	8,945	67	1,272	2,849	54,270	3,820
Trustee fees and expenses	37,137	274	5,187	9,231	207,589	15,691
Chief compliance officer fee	9,809	70	1,353	2,413	53,841	4,105
Other	19,139	6,181	6,201	3,868	51,453	10,423
Total expenses before waivers	3,956,232	135,574	749,296	700,213	12,893,736	1,077,597
Expenses waived by:
Investment advisor
Retail Class	(191,613)	(106,859)	(133,774)	(54,858)	(3,648,936)	(294,360)
Institutional Class	(81,864)	N/A	N/A	(33,547)	(493,881)	N/A
Administrator
Retail Class	(6,141)	(3,329)	(3,558)	(3,347)	(229,301)	(16,503)
Institutional Class	0	N/A	N/A	0	0	N/A
Net Expenses	3,676,614	25,386	611,964	608,461	8,521,618	766,734
Net Investment Income/(Loss)	3,086,761	(4,823)	450,221	4,844,562	66,850,180	4,200,033

Realized and Unrealized Gain/(Loss):
Net realized gain/(loss) on investments	17,168,018	299,271	3,436,196	(57,498)	11,984,721	(34,019)
Net realized loss on foreign
currency transactions	0	0	(525,854)	0	0	0
Net change in unrealized appreciation/
(depreciation) on investments	50,963,455	190,214	8,779,721	3,768,575	28,493,761	(2,389,926)
Net change in unrealized appreciation
on translation of assets and liabilities
denominated in foreign currencies	0	0	1,759,592	0	0	0
Net Realized And Unrealized Gain/(Loss)	68,131,473	489,485	13,449,655	3,711,077	40,478,482	(2,423,945)
Net Increase In Net Assets Resulting
From Operations	$71,218,234	$484,662	$13,899,876	$8,555,639	$107,328,662	$1,776,088

* Foreign tax withholdings	$9,041	$0	$70,896	$0	$0	$0

See Notes to Financial Statements

	Westcore Growth Fund		Westcore MIDCO Growth Fund		Westcore Select Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2010	December 31, 2009	December 31, 2010	December 31, 2009	December 31, 2010	December 31, 2009

Changes in Net Assets from:

Operations:
Net investment loss	$(76,863)	$(60,662)	$(196,256)	$(173,732)	$(181,769)	$(123,724)
Net realized gain/(loss)	16,120,529	(4,924,071)	21,874,649	1,929,341	9,495,276	7,298,621
Change in unrealized net appreciation or (depreciation)	(541,497)	45,496,139	12,181,923	38,728,604	44,795,813	8,719,781
Net increase/(decrease) in net assets
resulting from operations	15,502,169	40,511,406	33,860,316	40,484,213	54,109,320	15,894,678

Distributions to Shareholders (Note 2):
From net investment income
Retail Class	0	(49,492)	0	0	0	0
Institutional Class	0	(6,323)	0	0	N/A	N/A
From net realized capital gains
Retail Class	0	0	0	0	0	0
Institutional Class	0	0	0	0	N/A	N/A
From paid in capital
Retail Class	0	0	0	0	0	0
Institutional Class	0	0	0	0	N/A	N/A
Decrease in net assets from distributions
to shareholders	0	(55,815)	0	0	0	0

Beneficial Interest Transactions (Note 3):
Shares sold
Retail Class	17,206,835	8,593,753	11,331,418	9,101,131	300,122,074	37,806,833
Institutional Class	987,013	474,280	1,554,789	3,182,337	N/A	N/A
Shares issued in reinvestment of distributions
Retail Class	0	48,901	0	0	0	0
Institutional Class	0	6,323	0	0	N/A	N/A
Cost of Shares Redeemed
Retail Class	(44,066,088)	(61,040,326)	(16,741,256)	(17,402,732)	(29,375,675)	(14,737,524)
Institutional Class	(742,442)	(445,131)	(3,522,572)	(4,038,221)	N/A	N/A
Net increase/(decrease) resulting from
beneficial interest transactions	(26,614,682)	(52,362,200)	(7,377,621)	(9,157,485)	270,746,399	23,069,309
Redemption Fees	2,161	10,209	1,517	2,786	118,472	12,493
Net Increase/(Decrease) In Net Assets	(11,110,352)	(11,896,400)	26,484,212	31,329,514	324,974,191	38,976,480

Net Assets:
Beginning of year	123,075,079	134,971,479	119,707,093	88,377,579	67,199,399	28,222,919
End of year*	$111,964,727	$123,075,079	$146,191,305	$119,707,093	$392,173,590	$67,199,399

*Including overdistributed net investment income of:	$(31,491)	$(34,263)	$(289,395)	$(354,586)	$(9,320)	$(8,351)

See Notes to Financial Statements.

	Westcore Blue Chip Fund		Westcore Mid-Cap Value Fund		Westcore Small-Cap Opportunity Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2010	December 31, 2009	December 31, 2010	December 31, 2009	December 31, 2010	December 31, 2009

Changes in Net Assets from:

Operations:
Net investment income/(loss)	$255,707	$223,446	$204,488	$342,244	$(87,891)	$41,421
Net realized gain/(loss)	1,050,866	(1,577,816)	3,138,488	(3,250,766)	574,283	(1,515,789)
Change in unrealized net appreciation or (depreciation)	29,318	10,912,033	4,914,872	15,564,766	9,032,981	8,902,360
Net increase/(decrease) in net assets
resulting from operations	1,335,891	9,557,663	8,257,848	12,656,244	9,519,373	7,427,992

Distributions to Shareholders (Note 2):
From net investment income
Retail Class	(92,844)	(70,396)	(234,999)	(327,999)	(35,166)	0
Institutional Class	(177,159)	(129,604)	N/A	N/A	(7,537)	0
From net realized capital gains
Retail Class	0	0	0	0	0	0
Institutional Class	0	0	N/A	N/A	0	0
From paid in capital
Retail Class	0	0	0	0	0	0
Institutional Class	0	0	N/A	N/A	0	0
Decrease in net assets from distributions
to shareholders	(270,003)	(200,000)	(234,999)	(327,999)	(42,703)	0

Beneficial Interest Transactions (Note 3):
Shares sold
Retail Class	558,408	893,575	8,351,020	9,049,301	22,343,063	13,259,822
Institutional Class	440,064	374,940	N/A	N/A	287,585	340,084
Shares issued in reinvestment of distributions
Retail Class	80,713	61,177	224,015	281,297	13,674	0
Institutional Class	164,745	120,926	N/A	N/A	7,537	0
Cost of Shares Redeemed
Retail Class	(3,109,702)	(5,164,852)	(18,757,908)	(13,801,819)	(14,751,465)	(3,610,486)
Institutional Class	(2,140,994)	(2,017,304)	N/A	N/A	(437,332)	(226,379)
Net increase/(decrease) resulting from beneficial
interest transactions	(4,006,766)	(5,731,538)	(10,182,873)	(4,471,221)	7,463,062	9,763,041
Redemption Fees	156	293	524	1,470	12,846	8,776
Net Increase/(Decrease) In Net Assets	(2,940,722)	3,626,418	(2,159,500)	7,858,494	16,952,578	17,199,809

Net Assets:
Beginning of year	38,217,513	34,591,095	48,572,492	40,713,998	35,552,476	18,352,667
End of year*	$35,276,791	$38,217,513	$46,412,992	$48,572,492	$52,505,054	$35,552,476

*Including (over)/undistributed net
investment income of:	$(33,040)	$(19,833)	$(8,037)	$6,545	$(25,981)	$10,776

See Notes to Financial Statements.

	Westcore Small-Cap Value Fund		Westcore Micro-Cap Opportunity Fund		Westcore International Frontier Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2010	December 31, 2009	December 31, 2010	December 31, 2009	December 31, 2010	December 31, 2009

Changes in Net Assets from:

Operations:
Net investment income/(loss)	$3,086,761	$2,802,539	$(4,823)	$3,602	$450,221	$418,049
Net realized gain/(loss)	17,168,018	(41,174,848)	299,271	(216,470)	2,910,342	(5,387,665)
Change in unrealized net appreciation or (depreciation)	50,963,455	85,456,065	190,214	387,555	10,539,313	16,965,593
Net increase/(decrease) in net assets
resulting from operations	71,218,234	47,083,756	484,662	174,687	13,899,876	11,995,977

Distributions to Shareholders (Note 2):
From net investment income
Retail Class	(1,156,811)	(1,993,752)	0	(6,600)	(315,002)	(365,000)
Institutional Class	(2,238,186)	(576,246)	N/A	N/A	N/A	N/A
From net realized capital gains
Retail Class	0	0	0	0	0	0
Institutional Class	0	0	N/A	N/A	N/A	N/A
From paid in capital
Retail Class	0	0	0	0	0	0
Institutional Class	0	0	N/A	N/A	N/A	N/A
Decrease in net assets from distributions
to shareholders	(3,394,997)	(2,569,998)	0	(6,600)	(315,002)	(365,000)

Beneficial Interest Transactions (Note 3):
Shares sold
Retail Class	75,699,700	78,394,493	1,017,730	1,325,689	27,828,117	6,126,911
Institutional Class	64,930,630	31,762,269	N/A	N/A	N/A	N/A
Shares issued in reinvestment of distributions
Retail Class	1,788,570	1,644,043	0	6,512	306,967	304,408
Institutional Class	1,070,970	533,584	N/A	N/A	N/A	N/A
Cost of Shares Redeemed
Retail Class	(76,488,643)	(72,844,070)	(1,832,421)	(681,139)	(13,156,283)	(3,989,040)
Institutional Class	(22,215,787)	(8,514,207)	N/A	N/A	N/A	N/A
Net increase/(decrease) resulting from beneficial
interest transactions	44,785,440	30,976,112	(814,691)	651,062	14,978,801	2,442,279
Redemption Fees	36,706	147,991	2	631	4,535	803
Net Increase/(Decrease) In Net Assets	112,645,383	75,637,861	(330,027)	819,780	28,568,210	14,074,059

Net Assets:
Beginning of year	244,457,306	168,819,445	1,923,781	1,104,001	32,356,378	18,282,319
End of year*	$357,102,689	$244,457,306	$1,593,754	$1,923,781	$60,924,588	$32,356,378

*Including (over)/undistributed net
investment income of:	$(14,400)	$233,957	$(64)	$1,941	$(191,468)	$29,023

See Notes to Financial Statements.

	Westcore Flexible Income Fund		Westcore Plus Bond Fund		Westcore Colorado Tax-Exempt Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2010	December 31, 2009	December 31, 2010	December 31, 2009	December 31, 2010	December 31, 2009

Changes in Net Assets from:

Operations:
Net investment income	$4,844,562	$5,047,312	$66,850,180	$56,426,582	$4,200,033	$3,096,475
Net realized gain/(loss)	(57,498)	(5,157,372)	11,984,721	1,286,110	(34,019)	33,109
Change in unrealized net appreciation or (depreciation)	3,768,575	23,393,268	28,493,761	71,091,866	(2,389,926)	4,852,874
Net increase/(decrease) in net assets
resulting from operations	8,555,639	23,283,208	107,328,662	128,804,558	1,776,088	7,982,458

Distributions to Shareholders (Note 2):
From net investment income
Retail Class	(4,620,315)	(4,923,185)	(58,070,364)	(52,089,178)	(4,204,271)	(3,085,601)
Institutional Class	(99,481)	(76,818)	(8,384,865)	(4,147,536)	N/A	N/A
From net realized capital gains
Retail Class	0	0	0	0	0	0
Institutional Class	0	0	0	0	N/A	N/A
From paid in capital
Retail Class	(7,574)	0	0	0	0	0
Institutional Class	(163)	0	0	0	N/A	N/A
Decrease in net assets from distributions
to shareholders	(4,727,533)	(5,000,003)	(66,455,229)	(56,236,714)	(4,204,271)	(3,085,601)

Beneficial Interest Transactions (Note 3):
Shares sold
Retail Class	8,784,635	7,951,642	399,886,108	555,374,038	31,071,390	53,387,527
Institutional Class	999,586	944,953	124,086,085	73,627,607	N/A	N/A
Shares issued in reinvestment of distributions
Retail Class	4,379,582	4,650,471	55,276,752	48,191,832	3,821,653	2,801,724
Institutional Class	99,644	76,693	7,113,083	2,870,232	N/A	N/A
Cost of Shares Redeemed
Retail Class	(23,892,407)	(22,868,902)	(429,883,434)	(413,761,270)	(19,886,365)	(22,413,127)
Institutional Class	(912,317)	(821,227)	(48,202,955)	(14,896,112)	N/A	N/A
Net increase/(decrease) resulting from beneficial
interest transactions	(10,541,277)	(10,066,370)	108,275,639	251,406,327	15,006,678	33,776,124
Redemption Fees	6,261	9,341	138,805	230,775	8,232	12,357
Net Increase/(Decrease) In Net Assets	(6,706,910)	8,226,176	149,287,877	324,204,946	12,586,727	38,685,338

Net Assets:
Beginning of year	74,016,857	65,790,681	1,458,474,120	1,134,269,174	105,891,417	67,206,079
End of year*	$67,309,947	$74,016,857	$1,607,761,997	$1,458,474,120	$118,478,144	$105,891,417

*Including overdistributed net
investment income of:	$(309,733)	$(287,813)	$(268,180)	$(265,596)	$(16,153)	$(11,915)

See Notes to Financial Statements.

Selected data for a share of beneficial interest outstanding throughout the period indicated.
	Income from Investment Operations				Distributions

	Net		Net Realized And	Total Income/
	Asset Value	Net	Unrealized Gain/	(Loss) from		Dividends From Net
	Beginning of the	Investment	(Loss) on	Investment	Dividends from Net	Realized Gain on	Total
Year or Period Ended	Period	Income/(Loss)	Investments	Operations	Investment Income	Investments	Distributions
WESTCORE GROWTH FUND
Retail Class
12/31/10	$10.88	$(0.01)	$1.67	$1.66	$(0.00)	$(0.00)	$(0.00)
12/31/09	7.80	(0.01)	3.09	3.08	(0.00) (b)	(0.00)	(0.00) (b)
12/31/08	15.45	0.00 (b)	(7.02)	(7.02)	(0.00)	(0.63)	(0.63)
12/31/07	13.31	(0.01)	3.01	3.00	(0.00)	(0.86)	(0.86)
12/31/06 (a)	12.58	(0.00) (b)	0.74	0.74	(0.00)	(0.01)	(0.01)
05/31/06	11.74	(0.03)	0.93	0.90	(0.00) (b)	(0.06)	(0.06)
Institutional Class
12/31/10	10.88	0.01	1.67	1.68	(0.00)	(0.00)	(0.00)
12/31/09	7.81	(0.00) (b)	3.10	3.10	(0.03)	(0.00)	(0.03)
12/31/08	15.45	0.01	(7.02)	(7.01)	(0.00)	(0.63)	(0.63)
12/31/07 (f)	15.96	(0.00) (b)	0.35	0.35	(0.00)	(0.86)	(0.86)
WESTCORE MIDCO GROWTH FUND
Retail Class
12/31/10	5.20	(0.01)	1.58	1.57	(0.00)	(0.00)	(0.00)
12/31/09	3.55	(0.01)	1.66	1.65	(0.00)	(0.00)	(0.00)
12/31/08	6.94	(0.04)	(3.09)	(3.13)	(0.00)	(0.26)	(0.26)
12/31/07	7.45	(0.04)	0.89	0.85	(0.00)	(1.36)	(1.36)
12/31/06 (a)	7.99	(0.00) (b)	0.78	0.78	(0.00)	(1.32)	(1.32)
05/31/06	7.03	(0.03)	1.01	0.98	(0.00)	(0.02)	(0.02)
Institutional Class
12/31/10	5.22	0.00 (b)	1.58	1.58	(0.00)	(0.00)	(0.00)
12/31/09	3.56	(0.00) (b)	1.66	1.66	(0.00)	(0.00)	(0.00)
12/31/08	6.95	(0.04)	(3.09)	(3.13)	(0.00)	(0.26)	(0.26)
12/31/07 (f)	8.55	(0.01)	(0.23)	(0.24)	(0.00)	(1.36)	(1.36)

(a) Effective December 31, 2006, the Westcore Funds changed their fiscal year end from May 31 to December 31.
(b) Less than $0.005 per share.
(c) Total return not annualized for periods less than one full year.
(d) Annualized.

				Ratios/Supplemental Data
							Ratio of Net
							Investment
					Ratio of Expenses	Ratio of Net	Income/(Loss)
Paid-in			Net Assets,	Ratio of Expenses	to Average Net	Investment Income/	to Average Net
Capital from	Net Asset Value		End of Period	to Average Net	Assets Without	(Loss) to	Assets Without	Portfolio
Redemption Fees	End of Period	Total Return	(in Thousands)	Assets	Fee Waivers	Average Net Assets	Fee Waivers	Turnover Rate

$0.00 (b)	$12.54	15.26%	$108,694	1.08%	1.08%	(0.07%)	(0.07%)	99%
0.00 (b)	10.88	39.54%	120,456	1.06%	1.06%	(0.05%)	(0.05%)	83%
0.00 (b)	7.80	(45.33%)	133,174	1.03%	1.03%	0.02%	0.02%	183%
0.00 (b)	15.45	22.48%	299,659	1.05%	1.05%	(0.05%)	(0.05%)	127%
0.00 (b)	13.31	5.85% (c)	274,035	1.11% (d)	1.11% (d)	(0.16%) (d)	(0.16%) (d)	87%
0.00 (b)	12.58	7.67%	255,343	1.08%	1.08%	(0.24%)	(0.24%)	111%

0.00 (b)	12.56	15.44%	3,271	0.94%	2.13%	0.08%	(1.11%)	99%
0.00 (b)	10.88	39.64%	2,619	0.94%	2.55%	0.05%	(1.56%)	83%
0.00 (b)	7.81	(45.26%)	1,797	0.92%	1.90%	0.13%	(0.85%)	183%
0.00 (b)	15.45	2.14% (c)	3,294	0.98% (d)	4.64% (d)	(0.01%) (d)	(3.68%) (d)	127% (e)

0.00 (b)	6.77	30.19%	104,119	1.05%	1.05%	(0.19%)	(0.19%)	98%
0.00 (b)	5.20	46.48%	85,559	1.08%	1.08%	(0.20%)	(0.20%)	121%
0.00 (b)	3.55	(44.92%)	64,515	1.03%	1.03%	(0.48%)	(0.48%)	142%
0.00 (b)	6.94	11.37%	173,481	1.03%	1.03%	(0.56%)	(0.56%)	116%
0.00 (b)	7.45	9.63% (c)	184,097	1.08% (d)	1.08% (d)	(0.37%) (d)	(0.37%) (d)	76%
0.00 (b)	7.99	13.90%	193,647	1.09%	1.09%	(0.34%)	(0.34%)	127%

0.00 (b)	6.80	30.27%	42,072	0.93%	0.98%	(0.07%)	(0.12%)	98%
0.00 (b)	5.22	46.63%	34,148	0.95%	1.03%	(0.08%)	(0.15%)	121%
0.00 (b)	3.56	(44.86%)	23,863	0.93%	0.97%	(0.36%)	(0.40%)	142%
0.00 (b)	6.95	(2.84%) (c)	12,477	0.98% (d)	2.08% (d)	(0.47%) (d)	(1.58%) (d)	116% (e)

(e)	Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2007.
(f)	Period from September 28, 2007 (inception date) through December 31, 2007.
See Notes to Financial Statements.

Selected data for a share of beneficial interest outstanding throughout the period indicated.
		Income from Investment Operations				Distributions

		Net		Net Realized And	Total Income/
		Asset Value	Net	Unrealized Gain/	(Loss) from		Dividends From Net
		Beginning of the	Investment	(Loss) on	Investment	Dividends from Net	Realized Gain on	Total
	Year or Period Ended	Period	Income/(Loss)	Investments	Operations	Investment Income	Investments	Distributions
WESTCORE SELECT FUND
Retail Class
	12/31/10	$16.14	$(0.01)	$4.93	$4.92	$(0.00)	$(0.00)	$(0.00)
	12/31/09	11.44	(0.03)	4.73	4.70	(0.00)	(0.00)	(0.00)
	12/31/08	17.43	(0.09)	(5.91)	(6.00)	(0.00)	(0.00) (b)	(0.00) (b)
	12/31/07	16.66	(0.05)	2.59	2.54	(0.00)	(1.78)	(1.78)
	12/31/06 (a)	15.04	0.01	1.61	1.62	(0.00)	(0.00)	(0.00)
	05/31/06	12.23	(0.07)	2.88	2.81	(0.00)	(0.00)	(0.00)
WESTCORE BLUE CHIP FUND
Retail Class
	12/31/10	10.76	0.07	0.36	0.43	(0.07)	(0.00)	(0.07)
	12/31/09	8.32	0.06	2.43	2.49	(0.05)	(0.00)	(0.05)
	12/31/08	13.18	0.07	(4.85)	(4.78)	(0.07)	(0.01)	(0.08)
	12/31/07	13.73	0.08	0.35	0.43	(0.09)	(0.89)	(0.98)
	12/31/06 (a)	13.24	0.04	1.24	1.28	(0.08)	(0.71)	(0.79)
	05/31/06	13.02	0.06	1.24	1.30	(0.07)	(1.01)	(1.08)
Institutional Class
	12/31/10	10.76	0.09	0.35	0.44	(0.10)	(0.00)	(0.10)
	12/31/09	8.32	0.07	2.43	2.50	(0.06)	(0.00)	(0.06)
	12/31/08	13.18	0.13	(4.89)	(4.76)	(0.09)	(0.01)	(0.10)
	12/31/07 (f)	14.88	0.02	(0.73)	(0.71)	(0.10)	(0.89)	(0.99)
WESTCORE MID–CAP VALUE FUND
Retail Class
	12/31/10	15.27	0.08	3.00	3.08	(0.09)	(0.00)	(0.09)
	12/31/09	11.65	0.11	3.61	3.72	(0.10)	(0.00)	(0.10)
	12/31/08	20.57	0.16	(8.89)	(8.73)	(0.17)	(0.02)	(0.19)
	12/31/07	20.48	0.03	0.31	0.34	(0.02)	(0.23)	(0.25)
	12/31/06 (a)	18.96	0.06	1.82	1.88	(0.10)	(0.26)	(0.36)
	05/31/06	17.54	0.06	2.63	2.69	(0.04)	(1.23)	(1.27)

(a)	Effective December 31, 2006, the Westcore Funds changed their fiscal year end from May 31 to December 31.
(b)	Less than $0.005 per share.
(c)	Total return not annualized for periods less than one full year.
(d)	Annualized.

					Ratios/Supplemental Data
							Ratio of Net
							Investment
					Ratio of Expenses	Ratio of Net	Income/(Loss)
Paid-in			Net Assets,	Ratio of Expenses	to Average Net	Investment Income/	to Average Net
Capital from	Net Asset Value		End of Period	to Average Net	Assets Without	(Loss) to	Assets Without	Portfolio
Redemption Fees	End of Period	Total Return	(in Thousands)	Assets	Fee Waivers	Average Net Assets	Fee Waivers	Turnover Rate

$0.01	$21.07	30.55%	$392,174	1.07%	1.07%	(0.11%)	(0.11%)	143%
0.00 (b)	16.14	41.08%	67,199	1.15%	1.16%	(0.30%)	(0.31%)	217%
0.01	11.44	(34.35%)	28,233	1.15%	1.21%	(0.66%)	(0.72%)	237%
0.01	17.43	15.25%	37,579	1.15%	1.27%	(0.40%)	(0.53%)	168%
0.00 (b)	16.66	10.77% (c)	22,963	1.15% (d)	1.53% (d)	(0.11%) (d)	(0.50%) (d)	65%
0.00 (b)	15.04	22.98%	9,499	1.15%	1.75%	(0.45%)	(1.05%)	148%

0.00 (b)	11.12	3.99%	14,610	1.15%	1.28%	0.65%	0.52%	39%
0.00 (b)	10.76	29.87%	16,632	1.15%	1.26%	0.53%	0.41%	21%
0.00 (b)	8.32	(36.24%)	16,490	1.13%	1.13%	0.45%	0.45%	27%
0.00 (b)	13.18	3.13%	53,321	1.05%	1.05%	0.49%	0.49%	42%
0.00 (b)	13.73	9.65% (c)	66,402	1.09% (d)	1.09% (d)	0.49% (d)	0.49% (d)	28%
0.00 (b)	13.24	10.09%	63,775	1.11%	1.11%	0.43%	0.43%	50%

0.00 (b)	11.10	4.05%	20,667	1.05%	1.11%	0.76%	0.70%	39%
0.00 (b)	10.76	30.10%	21,585	0.95%	1.14%	0.72%	0.53%	21%
0.00	8.32	(36.09%)	18,101	0.98%	1.03%	0.68%	0.63%	27%
0.00	13.18	(4.78%) (c)	6,515	0.98% (d)	1.85% (d)	0.61% (d)	(0.25%) (d)	42% (e)

0.00 (b)	18.26	20.18%	46,413	1.25%	1.27%	0.43%	0.41%	33%
0.00 (b)	15.27	31.95%	48,572	1.25%	1.26%	0.77%	0.77%	27%
0.00 (b)	11.65	(42.38%)	40,714	1.19%	1.19%	0.74%	0.74%	35%
0.00 (b)	20.57	1.66%	100,863	1.17%	1.17%	0.12%	0.12%	40%
0.00 (b)	20.48	9.90% (c)	87,571	1.23% (d)	1.23% (d)	0.64% (d)	0.64% (d)	33%
0.00 (b)	18.96	15.44%	71,040	1.25%	1.26%	0.49%	0.48%	49%

(e)	Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2007.
(f)	Period from September 28, 2007 (inception date) through December 31, 2007.
See Notes to Financial Statements

Selected data for a share of beneficial interest outstanding throughout the period indicated.
		Income from Investment Operations				Distributions

		Net		Net Realized And	Total Income/
		Asset Value	Net	Unrealized Gain/	(Loss) from		Dividends From Net
		Beginning of the	Investment	(Loss) on	Investment	Dividends from Net	Realized Gain on	Total
	Year or Period Ended	Period	Income/(Loss)	Investments	Operations	Investment Income	Investments	Distributions
WESTCORE SMALL-CAP OPPORTUNITY FUND
Retail Class
	12/31/10	$28.28	$(0.08)	$5.94	$5.86	$(0.02)	$(0.00)	$(0.02)
	12/31/09	22.01	0.06	6.20	6.26	(0.00)	(0.00)	(0.00)
	12/31/08	34.34	(0.03)	(12.41)	(12.44)	(0.00)	(0.00) (b)	(0.00) (b)
	12/31/07	36.22	(0.15)	(1.05)	(1.20)	(0.00)	(0.68)	(0.68)
	12/31/06 (a)	36.24	0.01	3.23	3.24	(0.00)	(3.26)	(3.26)
	05/31/06	34.96	(0.12)	6.48	6.36	(0.00)	(5.08)	(5.08)
Institutional Class
	12/31/10	28.41	0.39	5.52	5.91	(0.07)	(0.00)	(0.07)
	12/31/09	22.07	0.05	6.28	6.33	(0.00)	(0.00)	(0.00)
	12/31/08	34.36	0.03	(12.41)	(12.38)	(0.00)	(0.00) (b)	(0.00)
	12/31/07 (f)	38.40	(0.00) (b)	(3.36)	(3.36)	(0.00)	(0.68)	(0.68)
WESTCORE SMALL–CAP VALUE FUND
Retail Class
	12/31/10	9.51	0.11	2.46	2.57	(0.11)	(0.00)	(0.11)
	12/31/09	7.87	0.11	1.62	1.73(g)	(0.10)	(0.00)	(0.10)
	12/31/08	12.06	0.13	(4.20)	(4.07)	(0.13)	(0.00)	(0.13)
	12/31/07	12.69	0.12	(0.54)	(0.42)	(0.12)	(0.09)	(0.21)
	12/31/06 (a)	11.10	0.06	1.62	1.68	(0.09)	(0.00)	(0.09)
	05/31/06	9.80	0.14	1.34	1.48	(0.11)	(0.07)	(0.18)
Institutional Class
	12/31/10	9.51	0.11	2.47	2.58	(0.12)	(0.00)	(0.12)
	12/31/09	7.87	0.13	1.62	1.75	(0.11)	(0.00)	(0.11)
	12/31/08	12.06	0.14	(4.19)	(4.05)	(0.14)	(0.00)	(0.14)
	12/31/07 (f)	13.42	0.05	(1.20)	(1.15)	(0.12)	(0.09)	(0.21)

(a)	Effective December 31, 2006, the Westcore Funds changed their fiscal year end from May 31 to December 31.
(b)	Less than $0.005 per share.
(c)	Total return not annualized for periods less than one full year.
(d)	Annualized.

				Ratios/Supplemental Data
								Ratio of Net
								Investment
						Ratio of Expenses	Ratio of Net	Income/(Loss)
Paid-in				Net Assets,	Ratio of Expenses	to Average Net	Investment Income/	to Average Net
Capital from		Net Asset Value		End of Period	to Average Net	Assets Without	(Loss) to	Assets Without	Portfolio
Redemption Fees		End of Period	Total Return	(in Thousands)	Assets	Fee Waivers	Average Net Assets	Fee Waivers	Turnover Rate

	$0.01	$34.13	20.77%	$48,857	1.30%	1.52%	(0.21%)	(0.43%)	49%
	0.01	28.28	28.49%	32,380	1.30%	1.64%	0.15%	(0.19%)	24%
	0.11	22.01	(35.90%)	16,027	1.30%	1.70%	(0.08%)	(0.48%)	57%
	0.00 (b)	34.34	(3.33%)	28,482	1.30%	1.58%	(0.42%)	(0.70%)	71%
	0.00 (b)	36.22	8.86% (c)	24,015	1.30% (d)	1.73% (d)	(0.27%) (d)	(0.72%) (d)	32%
	0.00 (b)	36.24	19.04%	20,473	1.30%	1.77%	(0.34%)	(0.81%)	75%

	0.01	34.26	20.84%	3,648	1.22%	2.39%	(0.14%)	(1.31%)	49%
	0.01	28.41	28.73%	3,172	1.15%	2.76%	0.25%	(1.36%)	24%
	0.09	22.07	(35.76%)	2,326	1.08%	2.38%	0.18%	(1.13%)	57%
	(0.00) (b)	34.36	(8.76%)	3,189	1.22% (d)	6.09% (d)	(0.09%) (d)	(4.95%) (d)	71% (e)

	0.00 (b)	11.97	27.03%	242,817	1.30%	1.39%	1.03%	0.93%	39%
	0.01	9.51	22.08%	192,180	1.30%	1.37%	1.38%	1.31%	33%
	0.01	7.87	(33.57%)	148,135	1.30%	1.38%	1.51%	1.44%	45%
	0.00 (b)	12.06	(3.38%)	161,792	1.30%	1.38%	1.25%	1.16%	35%
	0.00 (b)	12.69	15.19% (c)	58,343	1.30% (d)	1.53% (d)	1.24% (d)	1.01% (d)	19%
	0.00 (b)	11.10	15.22%	37,797	1.30%	1.61%	1.47%	1.16%	43%

	0.00 (b)	11.97	27.15%	114,286	1.18%	1.29%	1.17%	1.07%	39%
	0.00 (b)	9.51	22.16%	52,278	1.20%	1.33%	1.53%	1.39%	33%
	0.00 (b)	7.87	(33.51%)	20,684	1.21%	1.51%	1.80%	1.49%	45%
	0.00 (b)	12.06	(8.58%) (c)	6,051	1.20% (d)	4.50% (d)	1.76% (d)	(1.55%) (d)	35% (e)

(e)	Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2007.
(f)	Period from September 28, 2007 (inception date) through December 31, 2007.
(g)	Amount was immaterially misstated as 1.62 in prior year’s report.
See Notes to Financial Statements.

Selected data for a share of beneficial interest outstanding throughout the period indicated.
		Income from Investment Operations				Distributions

		Net		Net Realized And	Total Income/		Dividends From
		Asset Value	Net	Unrealized Gain/	(Loss) from	Dividends from	Net Realized	Tax
		Beginning of the	Investment	(Loss) on	Investment	Net Investment	Gain on	Return of	Total
	Year or Period Ended	Period	Income/(Loss)	Investments	Operations	Income	Investments	Capital	Distributions
WESTCORE MICRO–CAP OPPORTUNITY FUND
Retail Class
	12/31/10	$8.66	$(0.03)	$2.93	$2.90	$(0.00)	$(0.00)	$(0.00)	$(0.00)
	12/31/09	7.53	0.02	1.14	1.16	(0.03)	(0.00)	(0.00)	(0.03)
	12/31/08	10.00	0.04	(2.49)	(2.45)	(0.03)	(0.00)	(0.00)	(0.03)
WESTCORE INTERNATIONAL FRONTIER FUND
Retail Class
	12/31/10	11.67	0.11	4.00	4.11	(0.08)	(0.00)	(0.00)	(0.08)
	12/31/09	7.19	0.15	4.46	4.61	(0.13)	(0.00)	(0.00)	(0.13)
	12/31/08	14.41	0.18	(7.23)	(7.05)	(0.17)	(0.00)	(0.00)	(0.17)
	12/31/07	14.39	0.06	0.36	0.42	(0.09)	(0.31)	(0.00)	(0.40)
	12/31/06 (a)	13.40	0.04	1.07	1.11	(0.12)	(0.00)	(0.00)	(0.12)
	05/31/06	10.43	0.11	2.89	3.00	(0.00)	(0.03)	(0.00)	(0.03)
WESTCORE FLEXIBLE INCOME FUND
Retail Class
	12/31/10	7.98	0.56	0.43	0.99	(0.55)	(0.00)	(0.00)(b)	(0.55)
	12/31/09	6.12	0.51	1.86	2.37	(0.51)	(0.00)	(0.00)	(0.51)
	12/31/08	9.44	0.56	(3.26)	(2.70)	(0.62)	(0.00)	(0.01)	(0.61)
	12/31/07	10.41	0.66	(0.99)	(0.33)	(0.60)	(0.03)	(0.01)	(0.64)
	12/31/06 (a)	9.86	0.39	0.56	0.95	(0.40)	(0.00)	(0.00)	(0.40)
	05/31/06	9.97	0.74	(0.17)	0.57	(0.68)	(0.00)	(0.00)	(0.68)
Institutional Class
	12/31/10	7.96	0.57	0.42	0.99	(0.61)	(0.00)	(0.00)(b)	(0.61)
	12/31/09	6.11	0.52	1.85	2.37	(0.52)	(0.00)	(0.00)	(0.52)
	12/31/08	9.43	0.58	(3.27)	(2.69)	(0.63)	(0.00)	(0.01)	(0.62)
	12/31/07 (f)	9.97	0.15	(0.54)	(0.39)	(0.11)	(0.03)	(0.01)	(0.15)

(a)	Effective December 31, 2006, the Westcore Funds changed their fiscal year end from May 31 to December 31.
(b)	Less than $0.005 per share.
(c)	Total return not annualized for periods less than one full year.
(d)	Annualized.

			Ratios/Supplemental Data
							Ratio of Net
							Investment
					Ratio of Expenses	Ratio of Net	Income/(Loss)
Paid-in			Net Assets,	Ratio of Expenses	to Average Net	Investment Income/	to Average Net
Capital from	Net Asset Value		End of Period	to Average Net	Assets Without	(Loss) to	Assets Without	Portfolio
Redemption Fees	End of Period	Total Return	(in Thousands)	Assets	Fee Waivers	Average Net Assets	Fee Waivers	Turnover Rate

$0.00 (b)	$11.56	33.49%	$1,594	1.30%	6.96%	(0.25%)	(5.91%)	107%
0.00 (b)	8.66	15.40%	1,924	1.30%	7.96%	0.27%	(6.39%)	130%
0.01	7.53	(24.33%) (c)	1,104	1.30%	18.13%	1.06%	(15.77%)	60%

0.00 (b)	15.70	35.25%	60,925	1.50%	1.84%	1.10%	0.77%	44%
0.00 (b)	11.67	64.17%	32,356	1.50%	2.01%	1.68%	1.17%	65%
0.00 (b)	7.19	(48.86%)	18,282	1.50%	1.98%	1.47%	0.99%	70%
0.00 (b)	14.41	2.94%	40,680	1.50%	1.87%	0.40%	0.03%	78%
0.00 (b)	14.39	8.33% (c)	35,629	1.50% (d)	2.26% (d)	0.33% (d)	(0.43%) (d)	93%
0.00 (b)	13.40	28.78%	36,517	1.50%	1.98%	1.12%	0.64%	38%

0.00 (b)	8.42	12.71%	65,829	0.85%	0.93%	6.75%	6.67%	38%
0.00 (b)	7.98	40.09%	72,783	0.85%	0.91%	7.21%	7.15%	30%
0.00 (b)	6.12	(29.97%)	65,043	0.85%	0.92%	6.91%	6.83%	21%
0.00 (b)	9.44	(3.45%)	207,038	0.85%	0.92%	6.30%	6.23%	21%
0.00 (b)	10.41	9.80% (c)	269,243	0.85% (d)	0.96% (d)	7.34% (d)	7.23% (d)	15%
0.00 (b)	9.86	5.94%	171,116	0.85%	0.93%	7.44%	7.36%	25%

0.00 (b)	8.34	12.79%	1,481	0.75%	3.24%	6.82%	4.32%	38%
0.00 (b)	7.96	40.30%	1,234	0.72%	3.98%	7.26%	4.00%	30%
0.00 (b)	6.11	(29.89%)	748	0.74%	3.21%	7.12%	4.65%	21%
0.00 (b)	9.43	(3.89%) (c)	1,430	0.70% (d)	7.26% (d)	7.34% (d)	0.78% (d)	21% (e)

(e)	Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2007.
(f)	Period from September 28, 2007 (inception date) through December 31, 2007.
See Notes to Financial Statements.

Selected data for a share of beneficial interest outstanding throughout the period indicated.
		Income from Investment Operations				Distributions

		Net		Net Realized And	Total Income/		Dividends From
		Asset Value	Net	Unrealized Gain/	(Loss) from	Dividends from	Net Realized	Tax
		Beginning of the	Investment	(Loss) on	Investment	Net Investment	Gain on	Return of	Total
	Year or Period Ended	Period	Income/(Loss)	Investments	Operations	Income	Investments	Capital	Distributions
WESTCORE PLUS BOND FUND
Retail Class
	12/31/10	$10.42	$0.45	$0.29	$0.74	$(0.44)	$(0.00)	$(0.00)	$(0.44)
	12/31/09	9.85	0.44	0.57	1.01	(0.44)	(0.00)	(0.00)	(0.44)
	12/31/08	10.55	0.51	(0.70)	(0.19)	(0.51)	(0.00)	(0.00)	(0.51)
	12/31/07	10.54	0.55	0.01	0.56	(0.55)	(0.00)	(0.00)	(0.55)
	12/31/06 (a)	10.28	0.33	0.25	0.58	(0.32)	(0.00)	(0.00)	(0.32)
	05/31/06	10.70	0.57	(0.41)	0.16	(0.58)	(0.00) (b)	(0.00)	(0.58)
Institutional Class
	12/31/10	10.42	0.47	0.28	0.75	(0.49)	(0.00)	(0.00)	(0.49)
	12/31/09	9.85	0.45	0.57	1.02	(0.45)	(0.00)	(0.00)	(0.45)
	12/31/08	10.55	0.52	(0.70)	(0.18)	(0.52)	(0.00)	(0.00)	(0.52)
	12/31/07 (f)	10.45	0.13	0.11	0.24	(0.14)	(0.00)	(0.00)	(0.14)
WESTCORE COLORADO TAX–EXEMPT FUND
	12/31/10	11.19	0.40	(0.20)	0.20	(0.40)	(0.00)	(0.00)	(0.40)
	12/31/09	10.48	0.40	0.71	1.11	(0.40)	(0.00)	(0.00)	(0.40)
	12/31/08	11.04	0.42	(0.56)	(0.14)	(0.42)	(0.00)	(0.00)	(0.42)
	12/31/07	11.16	0.43	(0.12)	0.31	(0.43)	(0.00)	(0.00)	(0.43)
	12/31/06 (a)	11.00	0.25	0.16	0.41	(0.25)	(0.00)	(0.00)	(0.25)
	05/31/06	11.32	0.42	(0.32)	0.10	(0.42)	(0.00)	(0.00)	(0.42)

(a)	Effective December 31, 2006, the Westcore Funds changed their fiscal year end from May 31 to December 31.
(b)	Less than $0.005 per share.
(c)	Total return not annualized for periods less than one full year.
(d)	Annualized.

					Ratios/Supplemental Data
							Ratio of Net
							Investment
					Ratio of Expenses	Ratio of Net	Income/(Loss)
Paid–in			Net Assets,	Ratio of Expenses	to Average Net	Investment Income/	to Average Net
Capital from	Net Asset Value		End of Period	to Average Net	Assets Without	(Loss) to	Assets Without	Portfolio
Redemption Fees	End of Period	Total Return	(in Thousands)	Assets	Fee Waivers	Average Net Assets	Fee Waivers	Turnover Rate

$0.00 (b)	$10.72	7.22%	$1,389,702	0.55%	0.83%	4.20%	3.92%	45%
0.00 (b)	10.42	10.42%	1,326,659	0.55%	0.81%	4.32%	4.05%	36%
0.00 (b)	9.85	(1.86%)	1,069,006	0.55%	0.81%	4.98%	4.72%	54%
0.00 (b)	10.55	5.42%	1,102,647	0.55%	0.82%	5.21%	4.94%	48%
0.00 (b)	10.54	5.75% (c)	731,616	0.55% (d)	0.86% (d)	5.49% (d)	5.17% (d)	11%
0.00 (b)	10.28	1.48%	460,509	0.55%	0.89%	5.58%	5.24%	32%

0.00 (b)	10.68	7.25%	218,060	0.43%	0.70%	4.31%	4.04%	45%
0.00 (b)	10.42	10.56%	131,815	0.44%	0.73%	4.40%	4.11%	36%
0.00 (b)	9.85	(1.77%)	65,263	0.46%	0.73%	5.09%	4.82%	54%
0.00 (b)	10.55	2.27% (c)	35,516	0.44% (d)	1.30% (d)	5.13% (d)	4.28% (d)	48% (e)

0.00 (b)	10.99	1.77%	118,478	0.65%	0.91%	3.56%	3.30%	6%
0.00 (b)	11.19	10.71%	105,891	0.65%	0.90%	3.67%	3.42%	8%
0.00 (b)	10.48	(1.34%)	67,206	0.65%	0.91%	3.85%	3.59%	16%
0.00 (b)	11.04	2.84%	57,204	0.65%	0.95%	3.84%	3.54%	14%
0.00 (b)	11.16	3.77% (c)	55,895	0.65% (d)	0.98% (d)	3.87% (d)	3.53% (d)	8%
0.00 (b)	11.00	0.93%	55,529	0.65%	0.98%	3.77%	3.44%	22%

(e)	Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2007.
(f)	Period from September 28, 2007 (inception date) through December 31, 2007.
See Notes to Financial Statements

1. ORGANIZATION

Westcore Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Interests in the Westcore Growth, Westcore MIDCO Growth, Westcore Select, Westcore Blue Chip, Westcore Mid-Cap Value, Westcore Small-Cap Opportunity, Westcore Small-Cap Value, Westcore Micro-Cap Opportunity, Westcore International Frontier, Westcore Flexible Income, Westcore Plus Bond and Westcore Colorado Tax-Exempt Funds (the “Funds”) are represented by separate classes of beneficial interest of the Trust, which is organized as a Massachusetts business trust. The Funds offer Retail Class shares. The Westcore Growth, Westcore MIDCO Growth, Westcore Blue Chip, Westcore Small-Cap Opportunity, Westcore Small-Cap Value, Westcore Flexible Income and Westcore Plus Bond Funds offer Institutional Class shares. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters solely affecting such class.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

Use of Estimates – The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. The actual results could differ from those estimates.

Investment Valuation – All securities of the Funds are valued as of the close of regular trading on the New York Stock Exchange (“NYSE”), currently 4:00 p.m. (Eastern Time), on each day that the NYSE is open, subject to provisions in the prospectus and/or Statement of Additional Information regarding pricing at other times in case of an emergency and optional pricing of the Funds in the event that the NYSE does not open for business because of an emergency.

Securities that are traded on a recognized domestic stock exchange are generally valued at the last sales price as of the valuation time on the principal stock exchange on which they are traded. Securities that are principally traded on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) exchange are generally valued at the NASDAQ Official Closing Price (“NOCP”). Unlisted securities that are traded on the domestic over-the-counter market for which last sales prices are available, are generally valued at the last sales price as of the valuation time. In the absence of sales and NOCP, such securities are valued at the mean of the bid and asked prices. Exchange-traded interest rate futures are valued at the settlement price determined by the relevant exchange.

Securities that are traded on a foreign stock exchange (and that are not listed on a recognized domestic stock exchange or traded on the NASDAQ exchange or the domestic over-the-counter market) are generally valued at the official closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for such foreign securities, such securities are generally valued at the last sales price occurring prior to the closing of its principal exchange. Exchange rates as of the close of regular trading on the NYSE are used to convert foreign security values into U.S. dollars. Forward foreign currency exchange contracts are valued on a daily basis based on the closing prices of the foreign currency rates as of the close of regular trading on the NYSE.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value.

Fixed-income obligations, excluding municipal securities, having a remaining maturity of greater than 60 days, for which there are no readily available market quotations or sales information are valued at the mean between the evaluated bid and ask prices formulated by an independent pricing service. Municipal securities having a remaining maturity of greater than 60 days, for which there are no readily available market quotations or sales information are valued at the evaluated bid price formulated by an independent pricing service.

Securities having a remaining maturity of 60 days or less are valued at amortized cost which approximates market value.

When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by or under the direction of the Board of Trustees. Factors which may be considered when determining the value of a security include (a) the fundamental data relating to the investment; (b) an evaluation of the forces which influence the market in which the security is sold, including the liquidity and depth of the market; (c) the market value at date of purchase; (d) information as to any transactions or offers with respect to the security or comparable securities; and (e) any other relevant matters.

Foreign Securities – All of the Funds, except the Westcore Colorado Tax-Exempt Fund, may invest at least a portion of their assets in foreign securities. As of December 31, 2010, all Funds were primarily invested in U.S. based issuers, as determined by the location of their headquarters, except Westcore International Frontier Fund. In the event that a Fund executes a foreign security transaction, the Fund will generally enter into a foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks. The accounting records of the Funds are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Funds’ Statements of Operations.

Concentration of Risk – As of December 31, 2010, the Westcore International Frontier Fund invested a significant percentage of its assets in the United Kingdom and Australia. Therefore, it may be more affected by economic developments and currency fluctuations in these countries.

Federal Income Taxes – No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

Management of the Funds analyzes all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of December 31, 2010, Management has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds file income tax returns in the U.S. federal jurisdiction and Colorado. For the years ended December 31, 2007 through December 31, 2010 for the federal jurisdiction and for the years ended December 31, 2006 through December 31, 2010, for Colorado, the Funds’ returns are still open to examination by the appropriate taxing authority. In addition, for the years ended May 31, 2007 through December 31, 2010, the Westcore Flexible Income Fund’s Mississippi returns are still open to examination by the appropriate taxing authority as well.

At December 31, 2010, each Fund had available for federal income tax purposes unused capital loss carryforwards as follows:

							Expiring
	2013		2014		2015		2016	2017	2018		Total
Westcore Growth Fund		$–		$–		$–	$3,247,264	$25,964,731		$–	$29,211,995
Westcore MIDCO Growth Fund		–		–		–	1,552,359	10,152,465		–	11,704,824
Westcore Select Fund		–		–		–	–	–		–	–
Westcore Blue Chip Fund		–		–		–	–	2,140,763		–	2,140,763
Westcore Mid-Cap Value Fund		–		–		–	5,866,037	7,328,000		–	13,194,037
Westcore Small-Cap
Opportunity Fund		–		–		–	687,330	1,919,462		–	2,606,792
Westcore Small-Cap Value Fund		–		–		–	–	45,422,242		–	45,422,242
Westcore Micro-Cap
Opportunity Fund		–		–		–	–	88,183		–	88,183
Westcore International
Frontier Fund		–		–		–	236,689	8,018,392		–	8,255,081
Westcore Flexible Income Fund	18,958		340,539		775,600		20,255,986	9,408,999	1,069,237		31,869,319
Westcore Plus Bond Fund		–		–		–	–	–		–	–
Westcore Colorado
Tax-Exempt Fund		–		–		–	18,307	22,684		–	40,991

During the period ended December 31, 2010, each Fund had utilized capital loss carryforwards as follows:

Westcore	Westcore	Westcore	Westcore	Westcore	Westcore Small-Cap
Growth Fund	MIDCO Growth Fund	Select Fund	Blue Chip Fund	Mid-Cap Value Fund	Opportunity Fund
14,146,237	19,413,959	4,988,397	970,656	3,063,497	436,359

Westcore Small-Cap	Westcore Micro-Cap	Westcore International	Westcore	Westcore Colorado
Value Fund	Opportunity Fund	Frontier Fund	Plus Bond Fund	Tax-Exempt Fund
12,983,936	246,974	2,920,356	7,596,859	16,920

The Westcore Small-Cap Opportunity Fund and Westcore Colorado Tax-Exempt Fund elect to defer to their fiscal year ending December 31, 2011, approximately $37,881, and $50,939 of capital losses recognized during the period from November 1, 2010 to December 31, 2010, respectively. Additionally, Westcore International Frontier Fund elected to defer to its fiscal year ending December 31, 2011, approximately $199,273 of foreign currency losses recognized during the period from November 1, 2010 to December 31, 2010.

Classification of Distributions to Shareholders – Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Funds. Net assets were unaffected by the reclassifications.

For the year ended December 31, 2010, each Fund recorded the following reclassifications to the accounts listed below:

		Increase/(Decrease)	Increase/(Decrease)
		(Over)/Undistributed Net	Accumulated Net Realized
	Paid-in Capital	Investment Income	Gain/(Loss)
Westcore Growth Fund	$(79,635)	$79,635	$0
Westcore MIDCO Growth Fund	(256,411)	261,447	(5,036)
Westcore Select Fund	0	180,800	(180,800)
Westcore Blue Chip Fund	(1,089)	1,089	0
Westcore Mid-Cap Value Fund	(15,929)	15,929	0
Westcore Small-Cap Opportunity Fund	(93,837)	93,837	0
Westcore Small-Cap Value Fund	(59,879)	59,879	0
Westcore Micro-Cap Opportunity Fund	(8,308)	2,818	5,490
Westcore International Frontier Fund	0	(355,710)	355,710
Westcore Flexible Income Fund	(121,559)	(146,686)	268,245
Westcore Plus Bond Fund	(303,776)	(397,535)	701,311
Westcore Colorado Tax-Exempt Fund	0	0	0

The reclassifications were primarily as a result of the differing book/tax treatment of net operating losses and certain investments.

The tax character of the distributions paid were as follows:

	Year Ended	Year Ended
	December 31, 2010	December 31, 2009
Westcore Growth Fund
Ordinary Income	$0	$55,805
Long-Term Capital Gain	0	0
Total	$0	$55,805

Westcore MIDCO Growth Fund
Ordinary Income	$0	$0
Long-Term Capital Gain	0	0
Total	$0	$0

Westcore Select Fund
Ordinary Income	$0	$0
Long-Term Capital Gain	0	0
Total	$0	$0

Westcore Blue Chip Fund
Ordinary Income	$270,003	$200,000
Long-Term Capital Gain	0	0
Total	$270,003	$200,000

	Year Ended	Year Ended
	December 31, 2010	December 31, 2009
Westcore Mid-Cap Value Fund
Ordinary Income	$234,999	$327,999
Long-Term Capital Gain	0	0
Total	$234,999	$327,999

Westcore Small-Cap Opportunity Fund
Ordinary Income	$42,702	$0
Long-Term Capital Gain	0	0
Total	$42,702	$0

Westcore Small-Cap Value Fund
Ordinary Income	$3,394,997	$2,569,998
Long-Term Capital Gain	0	0
Total	$3,394,997	$2,569,998

Westcore Micro-Cap Opportunity Fund
Ordinary Income	$0	$6,600
Long-Term Capital Gain	0	0
Total	$0	$6,600

Westcore International Frontier Fund
Ordinary Income	$315,002	$365,000
Long-Term Capital Gain	0	0
Total	$315,002	$365,000

Westcore Flexible Income Fund
Ordinary Income	$4,719,796	$5,000,003
Long-Term Capital Gain	0	0
Return of Capital	7,737	0
Total	$4,727,533	$5,000,003

Westcore Plus Bond Fund
Ordinary Income	$66,455,229	$56,236,714
Long-Term Capital Gain	0	0
Total	$66,455,229	$56,236,714

Westcore Colorado Tax-Exempt Fund
Ordinary Income	$6,884	$2,380
Tax-Exempt Income	4,197,387	3,083,221
Total	$4,204,271	$3,085,601

As of December 31, 2010, the components of distributable earnings on a tax basis were as follows:

	Westcore	Westcore MIDCO	Westcore	Westcore Blue
	Growth Fund	Growth Fund	Select Fund	Chip Fund
Undistributed net investment income	$0	$0	$3,924,950	$0
Accumulated net realized gain/(loss)
on investments	(29,211,995)	(11,704,824)	578,650	(2,140,763)
Net unrealized appreciation
on investments	31,600,184	38,326,918	52,305,418	5,848,718
Effect of other timing differences	(31,491)	(289,395)	(9,320)	(33,040)
Total	$2,356,698	$26,332,699	$56,799,698	$3,674,915

		Westcore	Westcore	Westcore
	Westcore Mid-Cap	Small-Cap	Small-Cap	Micro-Cap
	Value Fund	Opportunity Fund	Value Fund	Opportunity Fund
Undistributed net investment income	$0	$0	$0	$0
Accumulated net realized loss
on investments	(13,194,037)	(2,644,673)	(45,422,242)	(88,183)
Net unrealized appreciation
on investments	7,521,708	11,585,585	72,363,935	349,802
Effect of other timing differences	(8,037)	(25,981)	(14,400)	(64)
Total	$(5,680,366)	$8,914,931	$26,927,293	$261,555

				Westcore
	Westcore International	Westcore Flexible	Westcore	Colorado Tax-Exempt
	Frontier Fund	Income Fund	Plus Bond Fund	Fund
Undistributed net investment income	$69,297	$0	$54,761	$4,151
Accumulated net realized gain/(loss)
on investments	(8,255,081)	(31,869,319)	4,384,544	(91,930)
Net unrealized appreciation/(depreciation)
on investments	15,205,226	(13,632,605)	25,732,907	(82,077)
Effect of other timing differences	(260,765)	(310,508)	(330,023)	(21,974)
Total	$6,758,677	$(45,812,432)	$29,842,189	$(191,830)

The effect of other timing differences primarily includes deferred Trustees’ compensation.

The Funds recharacterize distributions received from Real Estate Investment Trusts (“REIT s”) investments based on information provided by the REIT into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year.

Distributions – Distributions of net investment income, if any, are generally made annually for the Westcore Growth, Westcore MIDCO Growth, West-core Select, Westcore Blue Chip, Westcore Mid-Cap Value, Westcore Small-Cap Opportunity, Westcore Small-Cap Value, Westcore Micro-Cap Opportunity and Westcore International Frontier Funds and monthly for the Westcore Flexible Income, Westcore Plus Bond and Westcore Colorado Tax-Exempt Funds. Distributions of net realized capital gains, if any, are declared at least once each year for each of the Funds. Distributions to shareholders are recorded on the ex-dividend date.

Redemption Fee – The Funds impose a two percent (2%) redemption fee (the “Redemption Fee”) on Fund shares if such Fund shares are redeemed (including in connection with an exchange) within ninety (90) calendar days from their date of purchase. The Redemption Fees, which are reflected in the Statement of Changes in Net Assets, are intended to encourage long-term investment in the Funds and, to the extent that frequent trading persists, to offset brokerage commissions, market impact, transaction costs and other expenses associated with frequent trading.

Expenses – Expenses that are specific to a Fund or class of shares of a Fund are charged directly to that Fund or share class. Expenses that are common to all Funds generally are allocated among the Funds in proportion to their average daily net assets.

Expenses related to specific classes and the associated Fund level expenses, for the year ended December 31, 2010, were as follows:
Westcore Growth Fund
	Retail Class	Institutional Class	Fund
	Specific Expenses	Specific Expenses	Level Expenses
Administrative fee	$0	$10,000	$184,459
Shareholder servicing reimbursement	126,785	0	0
Transfer agent fees	11,916	89	17,083
Fund accounting fees and expenses	0	7,500	36,796
Registration fees	18,065	14,854	0
Other	2,793	2,793	6,512

Westcore MIDCO Growth Fund
	Retail Class	Institutional Class	Fund
	Specific Expenses	Specific Expenses	Level Expenses
Administrative fee	$0	$2,500	$209,912
Shareholder servicing reimbursement	69,382	0	0
Transfer agent fees	27,305	166	20,820
Fund accounting fees and expenses	0	0	41,131
Registration fees	14,953	14,697	0
Other	2,793	1,075	3,726

Westcore Blue Chip Fund
	Retail Class	Institutional Class	Fund
	Specific Expenses	Specific Expenses	Level Expenses
Administrative fee	$0	$5,836	$60,380
Shareholder servicing reimbursement	9,812	0	0
Transfer agent fees	6,598	110	16,911
Fund accounting fees and expenses	0	3,336	33,046
Registration fees	16,898	1,730	0
Other	2,793	1,075	3,128

Westcore Small-Cap Opportunity Fund
	Retail Class	Institutional Class	Fund
	Specific Expenses	Specific Expenses	Level Expenses
Administrative fee	$0	$10,000	$72,122
Shareholder servicing reimbursement	32,459	0	0
Transfer agent fees	6,100	65	16,790
Fund accounting fees and expenses	0	7,500	34,776
Registration fees	14,693	14,226	0
Other	2,793	1,075	5,473

Westcore Small-Cap Value Fund
	Retail Class	Institutional Class	Fund
	Specific Expenses	Specific Expenses	Level Expenses
Administrative fee	$0	$0	$485,444
Shareholder servicing reimbursement	246,938	0	0
Transfer agent fees	6,914	3,649	17,301
Fund accounting fees and expenses	0	0	81,621
Registration fees	23,279	14,983	0
Other	2,793	1,075	15,271

Westcore Flexible Income Fund
	Retail Class	Institutional Class	Fund
	Specific Expenses	Specific Expenses	Level Expenses
Administrative fee	$0	$10,000	$120,455
Shareholder servicing reimbursement	72,698	0	0
Transfer agent fees	12,280	33	17,376
Fund accounting fees and expenses	0	7,500	40,617
Registration fees	18,267	14,434	0
Other	2,793	1,075	0

Westcore Plus Bond Fund
	Retail Class	Institutional Class	Fund
	Specific Expenses	Specific Expenses	Level Expenses
Administrative fee	$0	$0	$2,663,616
Shareholder servicing reimbursement	1,657,988	0	0
Transfer agent fees	177,984	2,289	41,720
Fund accounting fees and expenses	0	0	364,263
Registration fees	65,373	17,409	0
Other	2,793	2,793	45,867

When-Issued Securities - Each Fund may purchase or sell securities on a “when issued” or “forward commitment” basis which involves a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. Each Fund maintains, in a segregated account with its custodian, liquid assets with a market value at least equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund’s net asset value to the extent each Fund makes such purchases while remaining substantially fully invested. Settlements in the ordinary course of business, which may take substantially more than three business days for non-US securities, are not treated by the Funds as “when-issued” or “forward commitment” transactions.

Other – For financial reporting purposes, the Funds’ investment transactions and shareholder transactions are recorded on trade date. Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premiums, accretion of discounts and income earned on money market funds, is accrued and recorded daily. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on an identified cost basis. Other Income is primarily comprised of consent fees which are compensation for agreeing to changes in the terms to debt instruments.

3. SHARES OF BENEFICIAL INTEREST

On December 31, 2010, there was an unlimited number of no par value shares of beneficial interest authorized for each Fund. Transactions in shares of beneficial interest were as follows:

	Westcore Growth Fund		Westcore MIDCO Growth Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2010	December 31, 2009	December 31, 2010	December 31, 2009
Shares issued and redeemed:
Shares sold
Retail Class	1,559,276	974,991	1,856,070	2,319,742
Institutional Class	87,986	57,404	268,595	773,740
Shares issued in reinvestment of distributions
Retail Class	0	4,466	0	0
Institutional Class	0	577	0	0
Shares redeemed
Retail Class	(3,964,311)	(6,979,430)	(2,921,373)	(4,031,172)
Institutional Class	(68,283)	(47,427)	(623,958)	(933,968)
Net decrease in shares	(2,385,332)	(5,989,419)	(1,420,666)	(1,871,658)

	Westcore Select Fund		Westcore Blue Chip Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2010	December 31, 2009	December 31, 2010	December 31, 2009
Shares issued and redeemed:
Shares sold
Retail Class	16,077,231	2,814,042	53,706	98,128
Institutional Class	N/A	N/A	42,467	41,024
Shares issued in reinvestment of distributions
Retail Class	0	0	7,252	5,623
Institutional Class	N/A	N/A	14,802	11,125
Shares redeemed
Retail Class	(1,633,267)	(1,116,051)	(292,764)	(540,148)
Institutional Class	N/A	N/A	(202,449)	(221,728)
Net increase/(decrease) in shares	14,443,964	1,697,991	(376,986)	(605,976)

	Westcore Mid-Cap Value Fund		Westcore Small-Cap Opportunity Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2010	December 31, 2009	December 31, 2010	December 31, 2009
Shares issued and redeemed:
Shares sold
Retail Class	510,592	698,029	753,512	571,325
Institutional Class	N/A	N/A	9,429	14,930
Shares issued in reinvestment of distributions
Retail Class	12,228	18,172	398	0
Institutional Class	N/A	N/A	218	0
Shares redeemed
Retail Class	(1,163,132)	(1,030,702)	(467,086)	(154,603)
Institutional Class	N/A	N/A	(14,824)	(8,625)
Net increase/(decrease) in shares	(640,312)	(314,501)	281,647	423,027

	Westcore Small-Cap Value Fund		Westcore Micro-Cap Opportunity Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2010	December 31, 2009	December 31, 2010	December 31, 2009
Shares issued and redeemed:
Shares sold
Retail Class	7,150,368	10,417,416	101,803	161,170
Institutional Class	6,088,938	3,921,472	N/A	N/A
Shares issued in reinvestment of distributions
Retail Class	148,060	169,664	0	748
Institutional Class	88,656	55,122	N/A	N/A
Shares redeemed
Retail Class	(7,219,654)	(9,200,562)	(186,132)	(86,467)
Institutional Class	(2,126,049)	(1,106,635)	N/A	N/A
Net increase/(decrease) in shares	4,130,319	4,256,477	(84,329)	75,451

	Westcore International Frontier Fund		Westcore Flexible Income Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2010	December 31, 2009	December 31, 2010	December 31, 2009
Shares issued and redeemed:
Shares sold
Retail Class	2,084,211	621,056	1,068,135	1,137,478
Institutional Class	N/A	N/A	121,445	134,284
Shares issued in reinvestment of distributions
Retail Class	19,753	26,401	530,142	665,101
Institutional Class	N/A	N/A	12,093	10,845
Shares redeemed
Retail Class	(995,656)	(418,890)	(2,891,015)	(3,308,883)
Institutional Class	N/A	N/A	(110,899)	(112,478)
Net increase/(decrease) in shares	1,108,308	228,567	(1,270,099)	(1,473,653)

	Westcore Plus Bond Fund		Westcore Colorado Tax-Exempt Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2010	December 31, 2009	December 31, 2010	December 31, 2009
Shares issued and redeemed:
Shares sold
Retail Class	37,309,793	54,728,578	2,753,951	4,837,708
Institutional Class	11,573,654	7,197,541	N/A	N/A
Shares issued in reinvestment of distributions
Retail Class	5,153,117	4,730,726	338,603	254,637
Institutional Class	662,872	279,584	N/A	N/A
Shares redeemed
Retail Class	(40,090,279)	(40,673,010)	(1,772,007)	(2,045,622)
Institutional Class	(4,476,504)	(1,450,910)	N/A	N/A
Net increase in shares	10,132,653	24,812,509	1,320,547	3,046,723

4. UNREALIZED APPRECIATION AND DEPRECIATION ON INVESTMENTS (TAX BASIS)

Westcore Equity Funds
					Westcore
	Westcore	Westcore MIDCO	Westcore	Westcore Blue	Mid-Cap Value
	Growth Fund	Growth Fund	Select Fund	Chip Fund	Fund
As of December 31, 2010
Gross appreciation (excess of value over tax cost)	$31,750,760	$38,766,287	$54,283,265	$6,901,282	$9,713,781
Gross depreciation (excess of tax cost over value)	(150,576)	(439,369)	(1,977,847)	(1,052,564)	(2,192,073)
Net unrealized appreciation	$31,600,184	$38,326,918	$52,305,418	$5,848,718	$7,521,708
Cost of investment for income tax purposes	$80,858,323	$107,408,693	$349,933,753	$29,748,289	$38,928,509

	Westcore	Westcore	Westcore	Westcore
	Small-Cap	Small-Cap	Micro-Cap	International
	Opportunity Fund	Value Fund	Opportunity Fund	Frontier Fund
As of December 31, 2010
Gross appreciation (excess of value over tax cost)	$12,738,390	$74,480,642	$362,341	$17,147,124
Gross depreciation (excess of tax cost over value)	(1,152,805)	(2,116,707)	(12,539)	(2,035,342)
Net unrealized appreciation	$11,585,585	$72,363,935	$349,802	$15,111,782
Cost of investment for income tax purposes	$40,905,065	$284,619,626	$1,294,579	$45,513,958

Westcore Bond Funds
	Westcore
	Flexible	Westcore	Westcore Colorado
	Income Fund	Plus Bond Fund	Tax-Exempt Fund
As of December 31, 2010
Gross appreciation (excess of value over tax cost)	$3,325,273	$65,850,933	$2,269,932
Gross depreciation (excess of tax cost over value)	(16,957,878)	(40,118,026)	(2,352,009)
Net unrealized appreciation/(depreciation)	$(13,632,605)	$25,732,907	$(82,077)
Cost of investment for income tax purposes	$79,217,386	$1,568,366,588	$117,882,458

5. INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER RELATED PARTY TRANSACTIONS

The Trust has entered into an advisory agreement with Denver Investment Advisors LLC (the “Advisor” or “Denver Investments”) for all Funds. The advisory agreement has been approved by the Trust’s Board of Trustees.

Pursuant to its advisory agreement with the Trust, Denver Investments is entitled to an investment advisory fee, computed daily and payable monthly of 0.65%, 0.65%, 0.65%, 0.65%, 0.75%, 1.00%, 1.00%, 1.00%, 1.20%, 0.45%, 0.45% and 0.50% of the average net assets for Westcore Growth, Westcore MIDCO Growth, Westcore Select, Westcore Blue Chip, Westcore Mid-Cap Value, Westcore Small-Cap Opportunity, Westcore Small-Cap Value, Westcore Micro-Cap Opportunity, Westcore International Frontier, Westcore Flexible Income, Westcore Plus Bond and Westcore Colorado Tax-Exempt Funds, respectively.

ALPS Fund Services, Inc. (“ALPS”) and Denver Investments serve as the Funds’ co-administrators (“Co-Administrators”). ALPS and Denver Investments are entitled to receive a total fee from each Fund for its administrative services computed daily and paid monthly. Denver Investments and ALPS agreed to allocate the co-administration fee as shown in the chart below. ALPS is also entitled to a minimum Trust level fee of $357,250 per annum, but no more than the amount of the administration fees paid by the Trust.

	ALPS	Denver Investments	Total
First $750 million in average daily Net Assets of the Trust	0.05%	0.20%	0.25%
Next $250 million in average daily Net Assets of the Trust	0.04%	0.16%	0.20%
Net Assets greater than $1.0 billion in average daily Net
Assets of the Trust	0.025%	0.10%	0.125%

The administrative fees are then allocated to each Fund based upon the Fund’s relative proportion of the Trust’s Net Assets.

In addition, ALPS is entitled to an Institutional Class minimum administration fee. The fee is charged directly to each Institutional Class based on the Class’ assets in accordance with the schedule below.

Assets	Annual Fee
$0 - $9,999,999	$10,000
$10,000,000 - $19,999,999	$7,500
$20,000,000 - $29,999,999	$5,000
$30,000,000 - $39,999,999	$2,500
Over $40,000,000	$0

In addition, ALPS is entitled to a minimum administration fee for Westcore Micro-Cap Opportunity Fund. The fee is charged directly to the Fund based on the Fund’s net assets in accordance with the schedule below.

Assets	Annual Fee
$0 - $9,999,999	$10,000
$10,000,000 - $19,999,999	$7,500
$20,000,000 - $29,999,999	$5,000
Over $30,000,000	$0

The Trust has agreed to reimburse Denver Investments for a portion of the payments it makes to certain third party intermediaries for providing re-cordkeeping and sub-accounting services to persons who own Fund Retail Class shares through omnibus accounts (“Omnibus Accounts”). The amount reimbursed by the Trust is intended to not exceed the cost that would be incurred by the Trust if the shares held in the Omnibus Accounts were serviced directly by the Fund’s transfer agent.

To determine the reimbursement amount, the Trust’s effective cost for servicing shares directly by the Fund’s transfer agent is calculated on a semi-annual basis as follows (“Effective Rate”):

Trust Retail Class Transfer Agency Costs divided by the Retail Class Trust Assets serviced directly by the Fund’s Transfer Agent.

This Effective Rate is then multiplied by the Retail Class assets in the Omnibus Accounts to determine the reimbursement amount.

The Co-Administrators and the Advisor have contractually agreed to waive fees or reimburse expenses for each of the Funds until at least April 29, 2011 so that the Net Annual Fund Operating Expenses for the Retail Class shares of the Westcore Growth, Westcore MIDCO Growth, Westcore Select, Westcore Blue Chip, Westcore Mid-Cap Value, Westcore Small-Cap Opportunity, Westcore Small-Cap Value, Westcore Micro-Cap Opportunity, West-core International Frontier, Westcore Flexible Income, Westcore Plus Bond and Westcore Colorado Tax-Exempt Funds will not exceed 1.15%, 1.15%, 1.15%, 1.15%, 1.25%, 1.30%, 1.30%, 1.30%, 1.50%, 0.85%, 0.55%, and 0.65%, respectively. Without such fee waivers, for the year ended December 31, 2010, the Total Annualized Fund Operating Expenses of the Westcore Blue Chip, Westcore Mid-Cap Value, Westcore Small-Cap Opportunity, Westcore Small-Cap Value, Westcore Micro-Cap Opportunity, Westcore International Frontier, Westcore Flexible Income, Westcore Plus Bond, and Westcore Colorado Tax-Exempt Funds would be 1.28%, 1.27%, 1.52%, 1.39%, 6.96%,1.84%, 0.93%, 0.83% and 0.91% respectively.

The Co-Administrators and the Advisor have contractually agreed to waive fees or reimburse expenses with respect to Institutional Class shares until at least April 29, 2011. The Advisor will waive its investment advisory and/or administration fees and/or reimburse for all the ongoing class-specific expenses for the Institutional Class shares. Without such fee waivers, for the year ended December 31, 2010, the Total Annualized Operating Expenses for the Institutional Class shares of the Westcore Growth, Westcore Midco Growth, Westcore Blue Chip, Westcore Small-Cap Opportunity, Westcore Small-Cap Value, Westcore Flexible Income and Westcore Plus Bond Funds would be 2.13%, 0.98%,1.11%, 2.39%, 1.29%, 3.24% and 0.70%, respectively.

ALPS, pursuant to a Transfer Agency Agreement, serves as Transfer Agent for each of the Funds. As Transfer Agent, ALPS has, among other things, agreed to: (a) issue and redeem shares of the Funds; (b) make dividend and other distributions to shareholders of the Funds; (c) effect transfers of shares; (d) mail communications to shareholders of the Funds, including account statements, confirmations, and dividend and distribution notices; (e) facilitate the electronic delivery of shareholder statements and reports and (f) maintain shareholder accounts. Under the Transfer Agency Agreement, ALPS receives from the Trust an annual minimum fee per Fund, a fee based upon each shareholder account and is reimbursed for out-of-pocket expenses.

ALPS has also agreed, pursuant to a separate Bookkeeping and Pricing Agreement, to maintain the financial accounts and records of the Funds and to compute the net asset value and certain other financial information of the Funds. Under the Bookkeeping and Pricing Agreement, ALPS receives from the Trust a fee based on the assets of each Fund, subject to minimum fees on both the Retail and the Institutional Classes, and is reimbursed for out-of pocket expenses.

Certain officers of the Funds are also officers of Denver Investments. All access persons of the Trust, as defined in the 1940 Act, and members, officers and employees of the Advisor, follow strict guidelines and policies on personal trading as outlined in the Trust’s and the Advisor’s respective Code of Ethics.

The Trustees have appointed a Chief Compliance Officer who is also the Treasurer of the Trust and an employee of the Advisor. The Trustees agreed to have the Funds pay the portion of his compensation attributable for services rendered as the Trust’s Chief Compliance Officer.

The Trust has a Trustee Deferred Compensation Plan (the “Deferral Plan”) which allows the trustees to defer the receipt of all or a portion of trustees fees. Under the Deferral Plan, any compensation deferred results in an equal adjustment to the Investment for/Payable for Trustee Deferred Compensation Plan on the Statement of Assets and Liabilities, as though an equivalent amount had been invested in shares of one or more Westcore Funds selected by the trustee. The amount paid to the trustees under the Deferral Plan will be determined based upon the performance of the selected funds. Deferral of trustees’ fees under the Deferral Plan will not affect the net assets of the Fund.

6. NEW ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”). The ASU requires enhanced disclosures about (1) transfers into and out of Levels 1 and 2 and (2) purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The first disclosure is effective for the first reporting period (including interim periods) beginning after December 15, 2009, and such disclosures are reflected in footnote #7, Fair Value Measurements. The second disclosure is effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of this will have on the Funds’ financial statement disclosures.

7. FAIR VALUE MEASUREMENTS

A three-tier hierarchy has been established to measure fair value based on the extent of use of “observable inputs” as compared to “unobservable inputs” for disclosure purposes and requires additional disclosures about these valuations measurements. Inputs refer broadly to the assumptions that market participants would use in pricing a security. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the security developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the security developed based on the best information available in the circumstances.

The three-tier hierarchy is summarized as follows:

1) Level 1 – Quoted & Unadjusted Prices in active markets for identical investments

2) Level 2 – Other Significant Observable Inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

3) Level 3 – Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of December 31, 2010 in valuing the Funds’ assets:

Westcore Growth Fund
Investments in Securities	Level 1 – Quoted and	Level 2 – Other Significant	Level 3 – Significant
at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total
Common Stocks	$111,768,929	$–	$–	$111,768,929
Money Market Mutual Funds	689,578	–	–	689,578
Total	$112,458,507	$–	$–	$112,458,507

Westcore MIDCO Growth Fund
Investments in Securities	Level 1 – Quoted and	Level 2 – Other Significant	Level 3 – Significant
at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total
Common Stocks	$143,281,928	$–	$–	$143,281,928
Money Market Mutual Funds	2,453,683	–	–	2,453,683
Total	$145,735,611	$–	$–	$145,735,611

Westcore Select Fund
Investments in Securities	Level 1 – Quoted and	Level 2 – Other Significant	Level 3 – Significant
at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total
Common Stocks	$384,841,177	$–	$–	$384,841,177
Money Market Mutual Funds	17,397,994	–	–	17,397,994
Total	$402,239,171	$–	$–	$402,239,171

Westcore Blue Chip Fund
Investments in Securities	Level 1 – Quoted and	Level 2 – Other Significant	Level 3 – Significant
at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total
Common Stocks	$35,344,291	$–	$–	$35,344,291
Money Market Mutual Funds	252,716	–	–	252,716
Total	$35,597,007	$–	$–	$35,597,007

Westcore Mid-Cap Value Fund
Investments in Securities	Level 1 – Quoted and	Level 2 – Other Significant	Level 3 – Significant
at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total
Common Stocks	$45,949,499	$–	$–	$45,949,499
Money Market Mutual Funds	500,718	–	–	500,718
Total	$46,450,217	$–	$–	$46,450,217

Westcore Small-Cap Opportunity Fund
Investments in Securities	Level 1 – Quoted and	Level 2 – Other Significant	Level 3 – Significant
at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total
Common Stocks	$51,204,067	$–	$–	$51,204,067
Money Market Mutual Funds	1,286,583	–	–	1,286,583
Total	$52,490,650	$–	$–	$52,490,650

Westcore Small-Cap Value Fund
Investments in Securities	Level 1 – Quoted and	Level 2 – Other Significant	Level 3 – Significant
at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total
Common Stocks	$343,096,759	$–	$–	$343,096,759
Money Market Mutual Funds	13,886,802	–	–	13,886,802
Total	$356,983,561	$–	$–	$356,983,561

Westcore Micro-Cap Opportunity Fund
Investments in Securities	Level 1 – Quoted and	Level 2 – Other Significant	Level 3 – Significant
at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total
Common Stocks	$1,536,290	$–	$–	$1,536,290
Money Market Mutual Funds	108,091	–	–	108,091
Total	$1,644,381	$–	$–	$1,644,381

Westcore International Frontier Fund
Investments in Securities	Level 1 – Quoted and	Level 2 – Other Significant	Level 3 – Significant
at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total
Common Stocks	$41,737,881	$17,053,939	$–	$58,791,820
Money Market Mutual Funds	1,833,920	–	–	1,833,920
Total	$43,571,801	$17,053,939	$–	$60,625,740

Other Financial Instruments**
Assets:
Forward Foreign
Currency Contracts	$–	$1,082,862	$–	$1,082,862
Liabilities:
Forward Foreign
Currency Contracts	–	(989,415)	–	(989,415)
Total	$–	$93,447	$–	$93,447

Westcore Flexible Income Fund
Investments in Securities	Level 1 – Quoted and	Level 2 – Other Significant	Level 3 – Significant
at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total
Convertible Preferred Stocks	$1,278,900	$–	$–	$1,278,900
Nonconvertible Preferred Stocks	1,828,350	503,126	978,000	3,309,476
Corporate Bonds	–	55,239,444	2,494,881	57,734,325
Asset-Backed Securities,
Collateralized Debt Obligations
Commercial Mortgage-
Backed Securities, Residential
Mortgage Backed Securities,
& Agency Mortgage
Backed Securities	–	1,750,631	1,424,997	3,175,628
Money Market Mutual Funds	86,452	–	–	86,452
Total	$3,193,702	$57,493,201	$4,897,878	$65,584,781

Westcore Plus Bond Fund
Investments in Securities	Level 1 – Quoted and	Level 2 – Other Significant	Level 3 – Significant
at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total
Nonconvertible Preferred Stocks	$255,440	$1,887,457	$2,542,800	$4,685,697
Corporate Bonds	–	760,337,874	18,925,218	779,263,092
Municipal Bonds	–	5,751,202	–	5,751,202
Asset-Backed Securities, Col-
lateralized Debt Obligations,
Commercial Mortgage-Backed
Securities, Residential Mortgage-
Backed Securities, & Agency
Mortgage-Backed Securities	–	539,066,597	16,050,278	555,116,875
U.S. Government &
Agency Obligations	–	53,745,133	–	53,745,133
U.S. Treasury Bonds & Notes	166,718,340	–	–	166,718,340
Money Market Mutual Funds	28,819,156	–	–	28,819,156
Total	$195,792,936	$1,360,788,263	$37,518,296	$1,594,099,495

Westcore Colorado Tax-Exempt Fund
Investments in Securities	Level 1 – Quoted and	Level 2 – Other Significant	Level 3 – Significant
at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total
Municipal Bonds	$–	$114,482,205	$–	$114,482,205
Money Market Mutual Funds	3,318,176	–	–	3,318,176
Total	$3,318,176	$114,482,205	$–	$117,800,381

* For detailed Industry descriptions, see the accompanying Statements of Investments.

** Other financial instruments are derivative instruments not reflected in the Statements of Investments.

There were no transfers into or out of Levels 1 and 2 during the period except in Westcore International Frontier Fund.

Westcore International Frontier Fund utilizes a fair value evaluation service with respect to international securities with an earlier market closing than the Fund’s net asset value computation cutoff.

All securities of the Funds, except for Westcore Flexible Income and Plus Bond Funds, were valued using either Level 1 or Level 2 inputs during the year ended December 31, 2010. Thus a reconciliation of assets in which significant unobservable inputs (Level 3) were used is not applicable for these Funds.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Westcore Flexible Income Fund
			Change in unrealized
	Balance as of		appreciation/	Net purchases/	Transfers in and/or	Balance as of
Investments in Securities	December 31, 2009	Realized gain*	(depreciation)*	(sales)	out of Level 3	December 31, 2010
Nonconvertible
Preferred Stocks	$801,000	$–	$177,000	$–	$–	$978,000
Corporate Bonds	3,217,065	–	255,978	(978,162)	–	2,494,881
Asset-Backed Securi-
ties, Collateralized Debt
Obligations & Commercial
Mortgage-Backed Securities	474,599	–	(111,987)	1,062,385	–	1,424,997
Total	$4,492,664	$–	$320,991	$84,223	$–	$4,897,878

Westcore Plus Bond Fund
			Change in unrealized
	Balance as of		appreciation/	Net purchases/	Transfers in and/or	Balance as of
Investments in Securities	December 31, 2009	Realized gain*	(depreciation)*	(sales)	out of Level 3	December 31, 2010
Nonconvertible
Preferred Stocks	$2,082,600	$–	$460,200	$–	$–	$2,542,800
Corporate Bonds	21,022,358	–	1,071,550	(3,168,690)	–	18,925,218
Asset-Backed Securities,
Collateralized Debt
Obligations, Commercial
Mortgage-Backed Securities,
Residential Mortgage-
Backed Securities, & Agency
Mortgage-Backed Securities	514,762	–	398,965	15,136,551	–	16,050,278
Total	$23,619,720	$–	$1,930,715	$11,967,861	$–	$37,518,296

* Net realized gain/(loss) and net unrealized appreciation/(depreciation) are included in the related amounts in the statement of operations.

For fair value measurements using significant other observable inputs (Level 2), the Funds generally utilize an independent pricing service which utilizes evaluated pricing models that vary by asset class and incorporate available trade, bid and other market information, and for structured securities also incorporate cash flow and, when available, loan performance data. The independent pricing service’s evaluated pricing models apply available market information through processes such as benchmark curves, benchmarking of similar securities, and sector groupings. For certain securities, the independent pricing service uses model processes, such as the Option Adjusted Spread (benchmark driven) model, to assess interest rate impact and develop prepayment scenarios. With respect to trades and bids, the independent pricing service reviews the lot size to determine whether the information is representative of an orderly trading market. If the independent pricing service determines that trade or bid information is not consistent with other information available, the trade or bid will not be reflected in the evaluated price.

In the event the independent pricing service is unable to provide an evaluated price for a security or Denver Investments believes the price provided is not reliable, securities of the Funds may be valued in good faith as described above in Note 2. These fair value measurements typically utilize sig-nificant unobservable inputs (Level 3). In these instances, Denver Investments may seek to find an alternative independent source, such as a broker/ dealer to provide a price quote, typically by using evaluated pricing models similar to the models used by the independent pricing service described above. In addition, Denver Investments personnel may develop pricing estimates using similar techniques and modeling as described above.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

8. FOREIGN CURRENCY EXCHANGE CONTRACTS

The Westcore International Frontier Fund may purchase or sell foreign currencies on a “spot” or cash basis at the prevailing rate in the foreign currency exchange market to settle investment transactions in the proper currency. In addition, this Fund may purchase or sell forward currency contracts to adjust the portfolio’s exposure to different currencies consistent with the investment team’s targets, which consider the currency weightings within the Fund’s benchmark index.

When entering into a spot or forward foreign currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed upon price on an agreed future date. These contracts are valued at each portfolio valuation, and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the spot or forward foreign exchange rates at the dates of entry into the contracts and the spot or forward rates at the reporting date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses are included in the statement of operations. These instruments involve credit risk and market risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency exchange rates.

The effect of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2010 is as follows:

		Asset Derivatives	Liability Derivatives
	Statement of Assets and
Risk Exposure	Liabilities Location	Gross unrealized appreciation	Gross unrealized depreciation
Westcore International Frontier Fund
	Net Unrealized appre-
	ciation/(depreciation) on
	investments and trans-
	lation of assets and
	liabilities denominated
Forward Foreign Currency Contracts	in foreign currencies.	$1,082,862	$(989,415)
Total		$1,082,862	$(989,415)

The effect of derivatives instruments on the Statement of Operations for the year ended December 31, 2010 is as follows:

Risk Exposure	Statement of Operations Location	Net Realized Gain/(Loss)	Net Change in Unrealized Gain/(Loss)
Westcore International Frontier Fund
Forward Foreign Currency Contracts	Net realized loss on foreign currency
	transactions	$(354,157)

Forward Foreign Currency Contracts	Net change in unrealized appreciation		$93,447
	on translation of assets and liabilities
	denominated in foreign currencies
Total		$(354,157)	$93,447

9. PURCHASES AND SALES OF INVESTMENTS

Investment transactions for the year ended December 31, 2010 excluding short-term investments were as follows:

Fund	Cost of Investments	Proceeds from
	Purchased	Investments Sold
Westcore Growth Fund	$105,879,272	$131,985,529
Westcore MIDCO Growth Fund	118,405,742	126,523,775
Westcore Select Fund	504,385,633	238,909,725
Westcore Blue Chip Fund	13,865,914	17,412,648
Westcore Mid-Cap Value Fund	15,125,271	25,331,690
Westcore Small-Cap Opportunity Fund	27,332,786	20,322,169
Westcore Small-Cap Value Fund	142,797,060	109,441,324
Westcore Micro-Cap Value Fund	2,007,433	2,821,766
Westcore International Frontier Fund	32,269,432	17,554,926
Westcore Flexible Income Fund	26,324,706	34,596,405
Westcore Plus Bond Fund	823,982,596	701,738,041
Westcore Colorado Tax-Exempt Fund	26,362,847	6,842,622

10. PLANNED REORGANIZATION

On November 18, 2010, the Blue Chip Value Fund, Inc. and Westcore Blue Chip Fund announced that their respective Boards of Directors and Trustees formally approved a plan to reorganize whereby Westcore Blue Chip Fund will acquire all the assets and assume all the liabilities of the Blue Chip Value Fund in a tax free reorganization (the “Merger”). On February 8, 2011 the Merger was approved by the Blue Chip Value Fund stockholders. It is anticipated that the conversion will occur as of March 28, 2011.

TO THE BOARD OF TRUSTEES OF WESTCORE TRUST AND SHAREHOLDERS OF WESTCORE TRUST:

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of Westcore Trust (the “Trust”), including the Westcore Growth Fund, Westcore MIDCO Growth Fund, Westcore Select Fund, Westcore Blue Chip Fund, Westcore Mid-Cap Value Fund, Westcore Small-Cap Opportunity Fund, Westcore Small-Cap Value Fund, Westcore Micro-Cap Opportunity Fund, Westcore International Frontier Fund, Westcore Flexible Income Fund, Westcore Plus Bond Fund and Westcore Colorado Tax-Exempt Fund, as of December 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting Westcore Trust as of December 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado
February 23, 2011

Certain tax information regarding the Trust is required to be provided to shareholders based upon each Fund’s income and distributions for the year ended December 31, 2010.

During the year ended December 31, 2010, 99.84% of the dividend paid by the Westcore Colorado Tax-Exempt Fund from net investment income should be treated as tax-exempt dividends. In addition 100.00%, 100.00%, 100.00%, 100.00%, 0.93%, 0.17%, of the dividends paid by the Westcore Blue Chip Fund, the Westcore Mid-Cap Value Fund, the Westcore Small-Cap Opportunity Fund, the Westcore Small-Cap Value Fund, the Westcore Flexible Income Fund and the Westcore Plus Bond Fund from net investment income, respectively, qualify for the corporate dividends received deduction.

Also during the fiscal year ended December 31, 2010, 100.00%, 100.00%, 100.00%, 100.00%, 100.00%, 0.93%, 0.17%, of the distributions of ordinary income by the Westcore Blue Chip Fund, the Westcore Mid-Cap Value Fund, the Westcore Small-Cap Opportunity Fund, the Westcore Small-Cap Value Fund, the Westcore International Frontier Fund, the Westcore Flexible Income Fund and the Westcore Plus Bond Fund, respectively, met the requirements regarding qualified dividend income.

During the year ended December 31, 2010, the Westcore Funds paid the following distributions per share:

	Ordinary	Capital	Paid-In	Total
	Income Dividends	Gains Distributions	Capital	Distributions
Retail Class:
Westcore Growth Fund	$–	$–	$–	$–
Westcore MIDCO Growth Fund	–	–	–	–
Westcore Select Fund	–	–	–	–
Westcore Blue Chip Fund	0.069399	–	–	0.069399
Westcore Mid-Cap Value Fund	0.092101	–	–	0.092101
Westcore Small-Cap Opportunity Fund	0.024584	–	–	0.024584
Westcore Small-Cap Value Fund	0.111337	–	–	0.111337
Westcore Micro-Cap Opportunity Fund	–	–	–	–
Westcore International Frontier Fund	0.082428	–	–	0.082428
Westcore Flexible Income Fund	0.546745	–	–	0.546745
Westcore Plus Bond Fund	0.443674	–	–	0.443674
Westcore Colorado Tax-Exempt Fund	0.401920	–	–	0.401920

Institutional Class:
Westcore Growth Fund	$–	$–	$–	$–
Westcore MIDCO Growth Fund	–	–	–	–
Westcore Blue Chip Fund	0.095759	–	–	0.095759
Westcore Small-Cap Opportunity Fund	0.071109	–	-	0.071109
Westcore Small-Cap Value Fund	0.123343	–	–	0.123343
Westcore Flexible Income Fund	0.609159	–	–	0.609159
Westcore Plus Bond Fund	0.486489	–	–	0.486489

APPROVAL OF AGREEMENTS

The Independent Trustees requested and received information from Denver Investments in advance of the Board meetings held on October 20-21, 2010 and requested and received additional information in advance of the Board meetings held on November 17-18, 2010. The information included, among other things:

  Overview of Denver Investments’ Business - including organizational charts, summaries of personnel changes, the Form ADV of Denver Investments, financial data about Denver Investments (including a balance sheet and a profitability analysis calculated at the fund level), a list of Denver Investments service providers, discussions about the various agreements between Denver Investments and the Funds, and discussions about the arrangements, if any, between Denver Investments and various fund intermediaries;

  Overview of Portfolio Managers, Compensation Methodology, and Mitigation of Conflicts – including summaries about the portfolio team members and the roles played by such members, the compensation methodologies for such team members, and the potential conflicts and related mitigation strategies with respect to side-by-side management of various institutional and other portfolios;

  Compensation of Denver Investments By the Funds – including certain expense reports prepared by an independent third party comparing and other reports prepared by Denver Investments comparing the Westcore Funds to other funds in the same peer group, and information prepared by Denver Investments regarding the compensation arrangements for other accounts managed by Denver Investments;

  Performance of the Funds - including certain performance reports prepared by an independent third party comparing and other reports prepared by Denver Investments comparing the Westcore Funds to other funds in the same peer group;

  Other – including compliance information, brokerage-related data, marketing information, shareholder composition of the Funds, and information about anticipated economies of scale as the Funds grow and information about any other “fall-out” benefits that might accrue to Denver Investments as result of the relationship with the Westcore Funds.

The Trustees met separately with the Management Committee of Denver Investments as part of the October review, engaged in lengthy discussions with various portfolio teams at both the October and November meetings, and the Independent Trustees were assisted by independent legal counsel throughout the review process.

Based on analysis of the information presented to the Trustees, the Trustees had concluded that:

  Nature, Extent, and Quality of Services - The nature, extent and quality of services performed by Denver Investments are beneficial to the Westcore Funds’ shareholders, and Denver Investments continues to have the institutional capabilities to continue to deliver those services.

  Performance - The relative performance of the Westcore Funds was generally fair to good with some Funds producing excellent performance and several Funds continuing to significantly lag their peers or their benchmark for certain periods. The Board discussed at length with the portfolio team members and with Denver Investments the reasons behind such results, including the steps being undertaken by the portfolio teams and Denver Investments to seek to improve such performance. The Board concluded that these situations would continue to be carefully monitored in 2011, and was hopeful about the possibility of improved performance in the future with respect to each Fund.

  Management Fees and Other Compensation - The management fees and other compensation paid by each Fund to Denver Investments are reasonable in relation to the nature, extent and quality of services provided, the fees and expenses of each Fund’s peer group and the fees charged to other clients of Denver Investments, to the extent comparable to the Funds, taking into account the differing needs and characteristics of such other clients.

  Expense Ratio - The overall expense ratio for each Fund is reasonable, taking into account various factors such as Fund size, quality of service, performance and contractual expense limitations (where applicable).

  Profitability to Denver Investments - Based on financial analyses provided by Denver Investments, Denver Investments was earning a profit on the Funds as a whole that was not unreasonable, although the profitability varied significantly by Fund and by class.

  Economies of Scale - Under the current annual fund operating expenses, as adjusted because of the contractual expense limitations (where applicable), the Funds are equitably protected from operating expenses that would otherwise potentially be incurred in light of the lack of economies of scale with respect to most of the Funds at this time.

  Other Benefits - The use of “soft” dollars is consistent with regulatory requirements and likely to benefit the Funds, and the other aspects of Denver Investments’ investment advisory operations may benefit indirectly from the publicity relating to, and performance of, the Funds.

Based on these conclusions, without any single conclusion being dispositive, the Board determined to renew the Amended and Restated Investment Advisory Agreement for another year.

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Westcore Trustees and Officers:

Jack D. Henderson, Chairman
Mary K. Anstine, Trustee
John A. DeTore, Trustee
Rick A. Pederson, Trustee
Robert L. Stamp, Trustee
Janice M. Teague, Trustee
Douglas M. Sparks, Trustee
James A. Smith, Trustee
Todger Anderson, President
Jasper R. Frontz, Treasurer & Chief Compliance Officer
Patrick D. Buchanan, Asst. Treasurer
Paul F. Leone, Secretary

FOR MORE INFORMATION ABOUT WESTCORE FUNDS, PLEASE CONTACT:
Westcore Funds | 1290 Broadway, Suite 1100 | Denver, Colorado 80203
Individual Investors: 800.392.CORE | Financial Advisors: 800.734.WEST | www.westcore.com

A description of the policies and procedures that Westcore Funds uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800.392.CORE; (ii) on the Westcore Funds website, www.westcore.com; and (iii) on the Securities and Exchange Commission website at www.sec.gov.

This report has been prepared for Westcore shareholders and may be distributed to others only if preceded or accompanied by a prospectus.

Westcore Funds are distributed by ALPS Distributors, Inc.

Item 2.  Code of Ethics.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions regardless of whether these individuals are employed by the registrant or a third party.

(b) Not applicable.

(c) During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above were granted.

(e) Not applicable.

(f) A copy of the registrant’s code of ethics is filed as Exhibit 12(a)(1) to this report.

Item 3.  Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that the registrant has two “audit committee financial experts” serving on its audit committee. The Board of Trustees has designated Robert Stamp and Douglas Sparks as the registrant’s “audit committee financial experts.” Mr. Stamp and Mr. Sparks are “independent” as defined in Item 3(a)(2) of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)  Audit Fees:  For the registrant’s fiscal years ended December 31, 2010 and December 31, 2009, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements were $164,500 and $162,236, respectively.

(b)  Audit-Related Fees:  For the registrant’s fiscal years ended December 31, 2010 and December 31, 2009, no fees were billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)  Tax Fees:  For the registrant’s fiscal years ended December 31, 2010 and December 31, 2009, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $41,800 and $65,660, respectively. The fiscal year tax fees were for review of each fund’s federal and excise tax returns and year-end distributions, as well as the preparation of state tax returns for the Westcore Flexible Income Fund as a result of its investments in certain Master Limited Partnerships.

(d) All Other Fees:  For the registrant’s fiscal years ended December 31, 2010 and December 31, 2009, no fees were billed by the principal accountant for products and services other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1) The registrant’s Audit Committee has not adopted pre-approval policies and procedures for specific services, although the Audit Committee chairman may pre-approve audit and non-audit services pursuant to delegated authority, subject to ratification by the Audit Committee at the next meeting. Instead, the Audit Committee approves on a case-by-case basis each audit or non-audit service before engaging the accountant to render such service.

(e)(2) No services described in paragraphs (b) through (d) of this Item were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g)  Aggregate non-audit fees of $41,800 and $65,660 were billed by the registrant's principal accountant for services rendered to the registrant and to registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of fiscal year ended December 31, 2010 and December 31, 2009, respectively.  All such services were rendered to the registrant.

(h) Not applicable.

Item 5.              Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K or this Item.

Item 11.  Controls and Procedures.

(a)  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(e)) are effective based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)) as of a date within 90 days of the filing date of this report.

(b)  There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)  The registrant’s code of ethics as described in Item 2 hereof is attached hereto as Exhibit 12.A.1.

(a)(2)  The certifications required by Rule 30a-2(a) of the 1940 Act (17 CFR 270.30a-2(a)) and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3)  Not applicable.

(b)  The certifications required by Rule 30a-2(b) of the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WESTCORE TRUST

By:                  /s/ Todger Anderson

                        Todger Anderson

                        President/Principal Executive Officer

Date:               March 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:                  /s/ Todger Anderson

                        Todger Anderson

                        President/Principal Executive Officer

Date:               March 7, 2011

By:                  /s/ Jasper R. Frontz

                        Jasper R. Frontz

                        Treasurer/Principal Financial Officer

Date:               March 7, 2011